SCHEDULE 14A
                                 (Rule 14a-101)
                                AMENDMENT NO. 3


                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934  (Amendment No. 1)

Filed by the Registrant  [X]
Filed by a party other than the Registrant   [  ]

Check the appropriate box:
[  ]       Preliminary Proxy Statement
[  ]      Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
[X ]      Definitive Proxy Statement
[  ]      Definitive Additional Materials
[  ]      Soliciting Material Under Rule 14a-12

                        TENET INFORMATION SERVICES, INC.
                        --------------------------------

                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[   ]     No fee required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

     1) Title of each class of securities to which transactions applies:   N/A

     2) Aggregate number of securities to which transactions applies:      N/A

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): The filing fee has been calculated in accordance with Rule 0-11 under the Exchange Act and is equal to 1/50 of 1% of $339,000 (the aggregate amount of cash to be received by the Registrant in connection with the transaction)

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[   ]     Fee paid previously with preliminary materials.

[   ]   Check box if any part of the fee is offset as provided by Exchange Act
   Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1) Amount previously paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing party:

     4) Date filed:

                       TENET INFORMATION SERVICES, INC.


                              53 West 9000 South
                               Sandy, Utah 84070
                                (801) 568-0899



Dear Shareholder:


   You are invited to attend a Special Meeting in Lieu of Annual Meeting (the "Special Meeting") of the shareholders of Tenet Information Services, Inc. ("we" or "Tenet") at Country Inns and Suites, 10499 South Jordan Gateway, South Jordan, Utah 84095 on Wednesday, October 22, 2003 at 9:00 a.m., local time.


   Shareholders will vote on the following six items of business:


1. Approval of that certain Asset Purchase Agreement by and between Tenet and ClinicalVentures, L.L.C. ("ClinicalVentures") and dated August 1, 2003 (the "Asset Purchase Agreement") and the sale of substantially all of our operating assets and the assignment of certain of our liabilities (the "Transaction") pursuant to the Asset Purchase Agreement. Clinical Ventures will pay Tenet a cash payment of $339,000 and assume liability for completion of all outstanding maintenance contracts for which Tenet has unrecognized revenue of $63,963 as payment for all assets purchased;

2. Approval of a resolution authorizing our shareholders to take action by the written consent of fewer than all of the shareholder entitled to vote with respect to the action, to the fullest extent permitted by Utah corporate law (the "Written Consent Resolution") and approval of an amendment to the Articles of Incorporation allowing such action;

3. Approval of a resolution authorizing a one-for-twenty reverse stock split of the outstanding shares of our common stock, (the "Reverse Stock Split Resolution") to take effect upon the filing of the Amended and Restated Articles with the Utah Department of Commerce, Division of Corporations and Commercial Code and approval of an amendment to the Articles of incorporation allowing such action;

4. Approval of amendments to our Articles of Incorporation, which amendments will include the following:


                         a. Elimination of Articles VI of our Articles of
                            Incorporation, which provides that Tenet may acquire its own shares. All rights and restrictions in Article VI are provided to Tenet in the Utah Revised Business Corporations Act (the "Act") making this Article unnecessary, and

                         b. Elimination of Article VII of our Articles of
                            Incorporation, which provides that Tenet may make distributions to shareholders. All rights and restrictions in Article VII are provided to Tenet in the Act, making this Article unnecessary;

5. Approval of amendments to our Articles of Incorporation, which amendments will include the following:

      a.Elimination of Article II, which provides that Tenet shall exist indefinitely. Under the "Act", every corporation has perpetual duration, making this article unnecessary;

      b.Modification to Article III which defines Tenet's purpose. The modification eliminates references to computers systems related to the medical and health fields and allows Tenet to engage in any acts, activities and pursuits for which a corporation may be organized under the Act;

      c.Deletion of references to the Utah Business Corporation Act, substituting references to the Utah Revised Business Corporation Act (this modification allows the Articles of Incorporation to be consistent with the State of Utah's adoption of a revised act, the renumbering of articles to be consistent with the deletion of articles), and the restatement of the Articles of Incorporation (the "Amended and Restated Articles") by incorporating in a single document the amendments approved and adopted by our shareholders at the Special Meeting, as well as all prior provisions still in effect.

6. Election of three (3) directors to the Tenet Board of Directors, each to serve for a one year term expiring at our annual meeting in 2004, and with three nominees for those positions presented by the Board (the "Director Nominees").


      The Board of Directors has unanimously determined that the approval of the
1) Asset Purchase Agreement and the Transaction, 2) the Written Consent Resolutions and related amendment to our Articles of Incorporation, 3) the Reverse Stock Split Resolution and related amendment to our Articles of Incorporation, 4) amendments allowing for Tenet's acquisition of its on shares and distributions to shareholders, 5) various amendments to our Articles of Incorporation and the Amended and Restated Articles and, 6) the election of the Director Nominees, are in the best interests of Tenet and its shareholders and recommends that shareholders vote in favor of each of such matters.


     The accompanying material includes the Notice of Special Meeting in Lieu of Annual Meeting, a Summary, the Proxy Statement and exhibits, a proxy card, and our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002 and our Quarterly Reports on Form 10-QSB for the three-month periods ended September 30, 2002, December 31, 2002 and March 31, 2003. We hope you will be able to attend the Special Meeting. Whether or not you are able to attend the Special Meeting, we urge you to sign and date the enclosed proxy card and to return it promptly in the enclosed envelope. If you do attend the Special Meeting, you may withdraw your prior vote or proxy and vote personally on any matters brought properly before the meeting by following the instructions on the proxy card.


Sincerely,

Jerald L. Nelson
President


Sandy, Utah
September 24, 2003

                         TENET INFORMATION SERVICES, INC.

                              53 West 9000 South
                               Sandy, Utah 84070
                                (801) 568-0899


      NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 22, 2003

To the Shareholders of Tenet Information Services, Inc.:


A Special Meeting in Lieu of Annual Meeting of the Shareholders (the "Special Meeting") of Tenet Information Services, Inc., a Utah corporation ("we" or "Tenet"), will be held at the Country Inns and Suites, 10499 South Jordan Gateway, South Jordan, Utah 84095 on Wednesday, October 22, 2003 at 9:00 a.m., local time, for the following purposes:


1. To consider and vote upon a proposal to approve that certain Asset Purchase Agreement by and between Tenet and ClinicalVentures, L.L.C. ("ClinicalVentures") and dated August 1, (the "Asset Purchase Agreement") and the sale of substantially all of our operating assets, and the assumption by ClinicalVentures of certain of our obligations and liabilities, with such acquisition and assumption being referred to herein as the "Transaction".

2. Approval of a resolution authorizing our shareholders to take action by the written consent of fewer than all of the shareholder entitled to vote with respect to the action, to the fullest extent permitted by Utah corporate law (the "Written Consent Resolution") and approval of an amendment to the Articles of Incorporation allowing such action;

3. Approval of a resolution authorizing a one-for-twenty reverse stock split of the outstanding shares of our common stock, to take effect upon the filing of the Amended and Restated Articles with the Utah Department of Commerce, Division of Corporations and Commercial Code and approval of an amendment to the Articles of incorporation allowing such action;

4. Approval of amendments to our Articles of Incorporation, which amendments will include the following:


           a. Elimination of Articles VI of our Articles of Incorporation, which provides that Tenet may acquire its own shares. All rights and restrictions in Article VI are provided to Tenet in the Utah Revised Business Corporations Act, (the "Act") making this Article unnecessary, and

           b. Elimination of Article VII of our Articles of Incorporation, which provides that Tenet may make distributions to shareholders. All rights and restrictions in Article VII are provided to Tenet in the Act, making this Article unnecessary;

5. Approval of amendments to our Articles of Incorporation, which amendments will include the following:

   a. Elimination of Article II, which provides that Tenet shall exist indefinitely. Under the "Act", every corporation has perpetual duration, making this article unnecessary;

   b. Modification to Article III which defines Tenet's purpose. The modification eliminates references to computers systems related to the medical and health fields and allows Tenet to engage in any acts, activities and pursuits for which a corporation may be organized under the Act;

   c. Deletion of references to the Utah Business Corporation Act, substituting references to the Utah Revised Business Corporation Act (this modification allows the Articles of Incorporation to be consistent with the State of Utah's adoption of a revised act), the renumbering of articles to be consistent with the deletion of articles, and the restatement of the Articles of Incorporation (the "Amended and Restated Articles") by incorporating in a single document the amendments approved and adopted by our shareholders at the Special Meeting, as well as all prior provisions still in effect.

6. To elect three (3) directors to our Board of Directors, each to serve for a one year term expiring at our annual meeting in 2004, with three nominees to fill these positions being nominated by the Board of Directors (the "Director Nominees").

Holders of record of our common stock at the close of business on August 22, 2003 will receive notice of and may vote at the Special Meeting, including any adjournment of the Special Meeting. You are invited to attend the Special Meeting in person, if possible. Whether or not you plan to attend, please mark, date and sign the enclosed proxy and mail it promptly. A return envelope is enclosed for your convenience. We will pay all expenses of the meeting, including the cost of printing and mailing the enclosed proxy statement.


By Order of the Board of Directors,

Fred Anderson
Corporate Secretary

Sandy, Utah
September 24, 2003


TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON.
SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                               TABLE OF CONTENTS





   Proxy Statement                                                                                                              1
   Summary                                                                                                                      3
   Voting Securities and Principal Holders Thereof                                                                              8
   Proposal #1 - Approval of the Asset Purchase Agreement and Transaction                                                       9
   General                                                                                                                      9
   The Parties                                                                                                                  9
   Reasons for the Transaction                                                                                                 10
   Background Information                                                                                                      10
   The Transaction                                                                                                             12
   Description of the Asset Purchase Agreement                                                                                 13
        Purchase and Sale                                                                                                      13
        Payment of Purchase Price                                                                                              13
        Employees and Associates                                                                                               13
        Indemnification                                                                                                        13
        Representations and Warranties                                                                                         14
        Pre-Closing Covenants                                                                                                  14
        The Special Meeting                                                                                                    15
        Cumulative Voting and Dissenters' Rights                                                                               16
        The Closing                                                                                                            16
        Conditions to Closing                                                                                                  16
        Impact of Management Services Agreement on the Conditions to Closing                                                   17
        Covenant Against Competition                                                                                           17
        Termination                                                                                                            17
   Our Management Following the Transaction                                                                                    18
   Our Business Following the Transaction                                                                                      18
   Securities Exchange Reporting and the Over-the-Counter Bulletin Board                                                       19
   Accounting Treatment                                                                                                        19
   Unaudited Pro Forma Financial Statements                                                                                    20
   Federal Income Tax Consequences                                                                                             25
   Dissenters' Rights as a Result of the Sale of Substantially All of Tenet's Assets                                           25
   Recommendation of the Board of Directors (Proposal #1)                                                                      26
   Proposal #2 - Approval of the Written Consent Resolutions and Approval and Adoption of Related Amended Article              26
   Proposal #3 - Approval of the Stock Split Resolution and Approval and Adoption of Related Amended Article                   28

         Reasons for Reverse Split                                                                                             29
         Effect of the Reverse Split                                                                                           30
         Summary of Federal Income Tax Consequences                                                                            30
         Authorized Shares; Future Earnings                                                                                    31
         Accounting Matters                                                                                                    31
         Potential Takeover Effect                                                                                             32
         Effect upon Outstanding Options and Warrants                                                                          32
   Proposal #4 - Approval of Elimination of Articles Related to Acquisition by Tenet of Its Own Shares and Distributions to    33
   Shareholders
   Proposal #5 - Approval and Adoption of Amended Articles Related to Provisions No Longer Necessary and Consolidation of      34
   Articles into Restated and Amended Articles of Incorporation


                                        ii


   Proposal #6 - Election of Directors                                                                                         35
   Vote Required                                                                                                               35
   Other Information                                                                                                           37
   Shareholder Proposals                                                                                                       38
   Proxy Card
   Exhibits:
        Exhibit A:  Asset Purchase Agreement                                                                                  A-1
        Exhibit B:  Form of Amended and Restated Articles of Incorporation                                                    B-1
        Exhibit C:  Utah Code Ann. {section} 16-10a-1301, et. seq. Regarding Dissenters' Rights                               C-1
        Exhibit D:  Annual Report on Form 10-KSB for the year ended June 30, 2002                                             D-1
        Exhibit E:  Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002                                  E-1
        Exhibit F:  Quarterly Report on Form 10-QSB for the quarter ended December 31, 2002                                   F-1
        Exhibit G:  Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003                                      G-1

                       TENET INFORMATION SERVICES, INC.

                              53 West 9000 South
                               Sandy, Utah 84070
                                (801) 568-0899

                                PROXY STATEMENT

           SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS

             YOU SHOULD CAREFULLY READ THIS ENTIRE PROXY STATEMENT
                   (INCLUDING THE EXHIBITS) BEFORE YOU VOTE


SOLICITATION OF PROXIES


      The Board of Directors of Tenet Information Services, Inc. ("we" or "Tenet"), is soliciting the enclosed proxy for use at the Special Meeting in Lieu of Annual Meeting of Shareholders (the "Special Meeting") to be held at Country Inns and Suites, 10499 South Jordan Gateway, South Jordan, Utah 84095 on Wednesday, October 22, 2003 at 9:00 a.m., local time and at any adjournment thereof. Tenet will mail this proxy statement and the enclosed proxy card to shareholders on or about October 1, 2003.


      We will pay the expense of the solicitation of proxies for the Special Meeting, including the cost of printing and mailing these materials. In addition to solicitation by mail, our management may solicit proxies personally or by telephone or facsimile without additional compensation.


RECORD DATE AND OUTSTANDING COMMON STOCK


      Only holders of record of the common stock at the close of business on August 29, 2003 will receive notice of, and will be permitted to vote at, the Special Meeting. As of August 29, 2003, there were 19,336,213 shares of common stock outstanding.


VOTING AND REVOCATION OF PROXY


      Shareholders of record on the Record Date may receive notice of, and vote at, the Special Meeting. Each share of common stock gives the holder the right to one vote upon each matter to be presented at the Special Meeting.


      Each properly dated, executed and returned proxy received by us prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions indicated thereon. If no specific instructions are given on a proxy received before the Special Meeting, the shares represented by that proxy will be voted FOR approval of the Asset Purchase Agreement and the Transaction; FOR the approval of the Written Consent Resolutions; FOR the approval of a one-for-twenty reverse stock split; FOR the approval of elimination of Articles Vi and VII regarding Tenet's acquisition of its own shares and shareholder distributions, FOR approval and adoption of the Amended and Restated Articles; and FOR the election of each of the Director Nominees.


      A shareholder giving a proxy may revoke it at any time before the Special Meeting. You may revoke your proxy by doing any of the following:


      * Giving written notice of revocation to our Secretary before the Special Meeting,


      * Giving another written proxy bearing a later date, provided we receive it before the Special Meeting, or


      * Attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute a revocation of your proxy).


QUORUM, ABSTENTIONS, AND BROKER NON-VOTES


      At the Special Meeting, the following procedures will apply:


      A quorum will be deemed present for all purposes at the Special Meeting if there are represented, either in person or by proxy, a majority of the issued and outstanding shares of common stock at August 29, 2003. Before action may be taken at the Special Meeting, we must determine that a quorum is present. Calculating the number of shares present at the Special Meeting for purposes of determining whether there is a quorum present will be accomplished by reviewing the proxies received before the Special Meeting and by counting any additional shares owned by shareholders actually present at the Special Meeting.


      If an executed proxy is returned and the shareholder has marked the proxy to indicate that the shares are abstained from voting on any matter, the shares represented by that proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be counted as voting in favor of the matter. If an executed proxy is returned by a broker holding shares in "street name," which indicates that the broker lacks discretionary authority to vote part or all of those shares on one or more matters to be considered at the Special Meeting, those shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to those matters for which the broker lacks authority to vote.


REQUIRED VOTE


      We will proceed with the Transaction only if a quorum is present at the Special Meeting and the Asset Purchase Agreement and Transaction are approved by a majority of all issued and outstanding shares.

      The proposal to authorize our shareholders to take action by written consent of fewer than all of the shareholders entitled to vote with respect to the action will be approved if we receive the affirmative vote of a majority of all shares actually voted at the Special Meeting.

      The proposal to amend and restate our Articles of Incorporation will be approved if we receive the affirmative vote of a majority of all issued and outstanding shares with respect to each amendment to be effected.

      Election of Directors will be determined by a simple plurality of the votes cast by all shares actually voted at the Special Meeting.


      There is no cumulative voting, and each share counts as one vote. Shareholders are entitled to dissenters' rights in connection with the Transaction. Dissenters' rights allow shareholders to dissent from a sale of substantially all of the corporation's assets if the net proceeds from the transaction are not to be distributed to the shareholders within one year after the sale. Shareholders perfecting dissenters' rights are entitled to receive a fair cash payment for their shares. Shareholders' dissenters' rights are more specifically described on page 25, under the heading "Dissenters' Rights as a Result of the Sale of Substantially all of Tenet's Assets."

                                    SUMMARY



This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To better understand the Transaction, before voting you should carefully read this entire proxy statement, including the exhibits, one of which is the Asset Purchase Agreement. The Asset Purchase Agreement is the legal document that governs the Transaction.

WHEN AND WHERE IS THE SPECIAL MEETING?

The Special Meeting will be held on October 22, 2003 at Country Inns and Suites, 10499 South Jordan Gateway, South Jordan, Utah 84095 commencing at 9:00 a.m. local time.

WHAT MATTERS WILL BE VOTED UPON AT THE SPECIAL MEETING?

Shareholders will vote on four proposals: (1) approval of the Asset Purchase Agreement and the Transaction, (2) approval of the Written Consent Resolutions,
(3) approval and adoption of the Amended and Restated Articles, and (4) the election of the Director Nominees.

If the shareholders approve the Asset Purchase Agreement and the Transaction, we plan to sell to ClinicalVentures substantially all of our operating assets. ClinicalVentures will assume certain of our liabilities, other than certain trade debt and other obligations more specifically set forth in the Asset Purchase Agreement.

WHAT ARE THE REASONS FOR THE TRANSACTION?

For several years, our management has explored various strategies which might enable us to expand our product lines, or to increase our sales based on our current product lines, in order to increase shareholder value. Sales based upon our current product have remained relatively flat for the past several years. However, after several unsuccessful attempts to acquire additional products and to expand our business based upon our current product lines, our management has concluded that it is in the best interest of Tenet and our shareholders to sell substantially all of our operating assets in order to explore new opportunities based upon different product or service offerings. Our Board of Directors has concluded that the sale of substantially all of our operating assets to ClinicalVentures on the terms set forth in the Asset Purchase Agreement will provide an opportunity to pursue a new venture that might ultimately provide a greater return to our shareholders, when compared to our existing business or opportunities previously considered by the Board.

DID THE BOARD OF DIRECTORS OBTAIN THE OPINION OR APPRAISAL OF OUTSIDE EXPERTS?

No. The Board of Directors has not engaged independent valuation consultants to prepare an opinion as to the fairness of the Transaction.

DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE FOR APPROVAL OF THE
TRANSACTION?

Yes. The Board of Directors believes that the execution and performance of the Asset Purchase Agreement and the consummation of the Transaction are in the best interests of Tenet and its shareholders, and recommends that you vote to approve the Asset Purchase Agreement and the Transaction. See "Recommendation of the Board of Directors" at page 26.

WHAT IS THE FINANCIAL CONDITION OF TENET AND HOW WILL IT BE AFFECTED BY THE TRANSACTION?

Tenet has been relatively self-sufficient over the previous several years, maintaining its operations without the infusion of additional debt or equity capital. If the Transaction is closed as currently contemplated, we will materially reduce our payables and our short and long-term obligations, but will dispose of our existing operations that have generated our historical revenues.

WHAT WILL THE SHAREHOLDERS OWN AFTER THE TRANSACTION?

The shareholders will continue to own their shares after the Transaction (subject to the reverse stock split referenced below). Tenet will continue to own assets with a net tangible book value of approximately $0.01 per pre-split share. These assets will include cash, one retained promissory note from Delta HeathCare Consulting Group, Inc. resulting from the prior sale of Tenet's consulting business, and miscellaneous personal property including office furniture and equipment required to maintain minimal operations. Our Unaudited Pro Forma Financial Statements are included in this proxy statement and illustrate the estimated effect of the Transaction on our financial statements. The effect as of the pro forma date of the financial statements (March 31, 2003) is consistent with the anticipated balance sheet effects after the transaction is completed. You should review them carefully with the other information and material included in this proxy statement.

WILL THE TRANSACTION AFFECT MY OWNERSHIP OF COMMON STOCK OR MY RIGHTS AS A SHAREHOLDER?

No. Subject to the one-for-twenty reverse split to be effective upon filing of the Amended and Restated Articles, you will continue to own the same number of shares after the Transaction closes as you did immediately before the Transaction. The Transaction will not involve the redemption or purchase of any outstanding shares of common stock. In connection with the Transaction, you are not being asked to exchange your shares of common stock for any other shares or for cash or other property. Immediately before the Transaction there will be approximately 19,336,213 shares of common stock issued and outstanding. After the closing of the Transaction and prior to the filing of the Amended and Restated Articles, the same number of shares of common stock will remain issued and outstanding, subject to the exercise of dissenters' rights by any of our shareholders.

The Amended and Restated Articles provide for a one-for-twenty reverse stock split, to be effective upon their filing with the Division. It is expected that such filing will be made subsequent to the closing of the Transaction. However, if for any reason the Transaction is not completed as currently anticipated, we may proceed with the filing of the Amended and Restated Articles. Upon such filing, each group of twenty shares held by each shareholder will be combined and consolidated into one share. In lieu of issuing fractional shares, we will pay to each shareholder the fair value of the shares held which cannot be consolidated into one whole share. The Board of Directors has determined that $0.02 represents the fair value of one pre-split share. As a result of the reverse stock split, each shareholder will retain and exercise voting rights with respect to approximately the same percentage equity interest in Tenet as he, she or it held prior to the filing of the Amended and Restated Articles, except for changes resulting from cashing out fractional shares resulting from the reverse split. Shareholders holding fewer than twenty pre-split shares will not hold any shares, or have any further rights as a shareholder, after giving effect to the reverse split.

WHAT WILL TENET DO AFTER THE COMPLETION OF THE TRANSACTION?

Following the Transaction, we will pursue potential acquisitions or business opportunities. We have not identified any targets and we do not expect to identify a target before the Special Meeting. We cannot estimate a timetable for completing any such transaction, and we cannot assure you that we will be able to complete a transaction at all. Until we complete a transaction, we will generate revenues primarily by the collection of retained accounts receivable that are part of the Excluded Assets, the receipt of payments of principal and interest on the promissory note issued by Delta Healthcare Consulting Group, Inc. in favor of Tenet in the principal amount of $25,700, and by receipt of certain software license fees received from ClinicalVentures, pursuant to a license agreement between Tenet and ClinicalVentures dated July 18, 2003 (the "License Agreement"). Pursuant to the License Agreement, ClinicalVentures is obligated to pay to us 5% of the initial software license fees received by ClinicalVentures during the first five years following the effective date of the License Agreement with respect to new sales or licenses of the EDNet and ARCNet tracking products we currently sell, or any updates or new versions thereof or other software products (to the extent such updates, new versions or other products contain the code transferred to ClinicalVentures in the Transaction which implements the "tracking feature" included in the EDNet tracking system), marketed by ClinicalVentures after the effective date of the License Agreement, up to an aggregate of $90,000. See "Our Business Following the Transaction," on page 18.

WHAT ARE THE BASIC TERMS OF THE TRANSACTION?

If the shareholders approve the Transaction, the following will occur:


   * Upon satisfaction of the applicable conditions to the closing of the Transaction, ClinicalVentures will acquire our operating assets and assume certain of our liabilities, except for assets and liabilities specifically excluded under the Asset Purchase Agreement.

   * ClinicalVentures will pay us a purchase price of $339,000 in cash at closing of the Transaction.

   * ClinicalVentures will assume certain of our obligations and liabilities.

   * We will seek to pursue a new business plan based on a strategic combination with or an acquisition of or by another business.

The Board analyzed the anticipated future earnings of Tenet operations to determine the purchase price. The Board believes this to be a fair price for the assets after consideration of anticipated product development and marketing costs required to maintain Tenet software as viable products.
ClinicalVentures has secured appropriate financing to complete the Transaction. In addition to cash on hand of $50,000, ClinicalVentures has executed an irrevocable loan agreement to borrow $289,000 at closing, to be repaid over five years at 9% interest, with payments due each month starting one month after the loan is closed. The Asset Purchase Agreement also contains other terms and conditions customary for this type of transaction. See "Description of the Asset Purchase Agreement" at page 13.

HOW WILL TENET USE THE EXCLUDED ASSETS?

The assets that we keep in the Transaction will include cash on hand just prior to closing (before payment of costs related to the Transaction), a promissory note payable to Tenet in the principal amount of $25,700, certain accounts receivable and cash equivalents, miscellaneous personal property, the License Agreement and our Respiratory Care Management System. We intend to use a portion of the cash, as well as a portion of the cash received in the Transaction to pay applicable costs and expenses associated with the Transaction. We will also reduce retained obligations and pay expenses associated with our ongoing public company reporting requirements. Remaining cash, including funds paid under the retained promissory note issued by Delta Healthcare Consulting Group, Inc. and received pursuant to the License Agreement, will be retained pending use in an acquisition or other transactions. See "Our Business Following the Transaction" at page 18.

DO I HAVE DISSENTERS' RIGHTS?

Yes. Dissenters' rights allow our shareholders to dissent from the Transaction and receive a fair cash payment for their shares. See "Dissenters' Rights as a Result of the Sale of Substantially all of Tenet's Assets" at page 25.

HOW WILL THE TRANSACTION AFFECT THE NET BOOK VALUE OF MY SHARES?

Before the Transaction (at June 30, 2003, the end of the most recently completed fiscal year), the net tangible book value of our common stock was approximately $0.00 per share. We estimate the net tangible book value of our common stock immediately after the Transaction will be approximately $0.01 per share. See the Unaudited Pro Forma Financial Statements at page 19.

WILL TENET HAVE POSITIVE CASH FLOW FOLLOWING THE TRANSACTION?

After the closing of the Transaction, Tenet will receive monthly payments due under a promissory note previously delivered to Tenet by Delta Healthcare Consulting Group, Inc. in the principal amount of $25,700 as well as certain software license fees, up to $90,000, pursuant to the License Agreement, and will collect accounts receivable retained as part of the Excluded Assets. We believe these revenues will exceed the short-term cash obligations of Tenet, pending its search for potential business opportunities.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION?

The Transaction alone will not produce any separate and independent federal income tax consequences directly to you. The Transaction will be taxed to Tenet as a sale of assets and will result in gain or loss depending on whether the net proceeds realized from the sale of the various assets exceed our various basis in those assets, as determined on an asset-by-asset basis. Tenet has sufficient net operating loss carry forwards to offset any gains and avoid any tax obligation arising from the Transaction. See "Federal Income Tax Consequences" at page 25.


WHO MAY VOTE AT THE SPECIAL MEETING?

Only shareholders of record at the close of business on August 29, 2003 will receive notice of and be permitted to vote at the Special Meeting. See "Voting and Revocation of Proxy" at page 1.

IF MY BROKER HOLDS MY SHARES IN "STREET NAME," WILL MY BROKER VOTE MY SHARES FOR ME?

Your broker will vote your shares at the Special Meeting only if you provide written instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. See "Quorum, Abstentions and Broker Non-Votes," at page 1.

MAY I CHANGE MY VOTE AFTER I HAVE SUBMITTED MY PROXY?

Yes. You may change your vote before the Special Meeting by:

   * Giving notice to us of your changed vote in writing, provided that we must receive your notice of a change in your vote prior to the Special Meeting;

   * Executing and delivering to us prior to the Special Meeting a subsequently dated proxy; or

   * Attending the Special Meeting and giving oral notice of your intention to vote in person.

You should be aware that simply attending the Special Meeting will not automatically revoke your proxy. See "Voting and Revocation of Proxy" at page 1.

WHAT SHAREHOLDER VOTE IS REQUIRED TO APPROVE THE TRANSACTION?

The Transaction involves the sale of substantially all of our assets. We will not proceed with the Transaction unless it is approved by a majority of all outstanding shares.

HOW WILL THE TRANSACTION AFFECT MANAGEMENT OF TENET?

Tenet and ClinicalVentures have entered into a Management Services Agreement, providing for ClinicalVentures to manage the operations of our business, pending the holding of the Special Meeting and the approval of the Transaction by our shareholders. The Management Services Agreement appoints ClinicalVentures as its exclusive agent to manage its business, including direction of work of Tenet employees to continue to generate income, collection all receivables related to work that is the subject of the Transaction, and approval of disbursements for company expenses. Further, ClinicalVentures is obligated to segregate Excluded Assets and receipts from Excluded Assets for the benefit of Tenet. Such Excluded Assets may be used as required to retire Retained Liabilities that become due during the transition period. Exhibit I
contains the Management Services Agreement.   If the Transaction is completed,
all existing employees will be terminated, except for Linda Gibb, who will provide day-to-day services for record keeping, collection of accounts and payment of obligations. Other employees involved in Tenet's product development, maintenance, technical support and marketing may be hired by ClinicalVentures, as ClinicalVentures and such employees may determine. Jerald
L. Nelson, Tenet's President, will retain his position as President and remain available to Tenet to assist the Board in evaluating and pursuing new business opportunities. The Board anticipates that it will be re-elected pursuant to Proposal #6 of this proxy statement and will continue to serve as Directors.

WHAT WILL I RECEIVE IN THE TRANSACTION?

You will continue to own your shares of common stock (subject to the reverse stock split described elsewhere). You will not receive any cash, stock or other property in connection with, or as result of, the Transaction.


WILL THE COMMON STOCK CONTINUE TO BE PUBLICLY TRADED?

Yes. We expect that the common stock will continue to be quoted on the National Association of Securities Dealers' Over the Counter Bulletin Board (the "OTCBB") after the Transaction. The OTCBB does not require companies traded thereon to maintain minimum stockholders' equity.

WHAT DO I NEED TO DO NOW?

First, read this proxy statement carefully. Then, as soon as possible, you should submit your proxy by carefully completing, signing, and returning the enclosed proxy card. Your shares represented by proxy will be voted in accordance with the instructions you specify on the proxy card. The Board of Directors recommends that you vote in favor of the Asset Purchase Agreement and the Transaction. If you submit a proxy card without specifying how your shares should be voted, they will be voted FOR the approval of the Asset Purchase Agreement and the Transaction.

WHO SHOULD I CALL IF I HAVE QUESTIONS?

If you have questions about the proposals, you may call our President, Jerald
L. Nelson, at (801) 568-0899.




THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRANSACTION OR PASSED UPON THE FAIRNESS OR MERIT OF THE TRANSACTION OR THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


      The following table contains information as of July 25, 2003, summarizing the beneficial ownership of our common stock by (1) each person known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (2) our executive officers and directors individually, and (3) all executive officers and directors as a group. Except as stated in the footnotes to the table, each of these persons exercises sole voting and investment power over the shares of common stock listed for that person. Except as shown, the mailing address of the persons listed in the table is our address: 53 West 9000 South, Sandy, Utah 84070.

Name and Address of Beneficial Owner as of
  September 27, 2002                                         Common(1)  Percent of Shares
                                                                          Outstanding (2)
Michael R. Carlston (3)                                      4,673,977           24.17%
Dennis C. Peterson (4)                                       4,220,442           21.83%
Mark Oldroyd (5)                                             3,975,559           20.56%
Scott Staker (6)                                             3,975,559           20.56%
T-Acquisition L.L.C. (7)                                     3,775,559           19.53%
Eric J. Nickerson (8)                                        2,278,175           11.78%
Third Century II (8)                                         2,278,175           11.78%
Robert Smith (9)                                             1,166,246            6.03%
Richard Gwinn (10)                                           1,004,920            5.20%
Fred J. Anderson (11)                                          263,212            1.36%
Jerald L. Nelson (12)                                        1,542,326            7.98%
All Officers and Directors (13)                              4,083,713           21.12%


*  Less than one percent.

*  Less than one percent.

(1) The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under this rule, beneficial ownership includes any shares as to which the shareholder has sole or shared voting power or investment power and also any shares that the shareholder has the right to acquire within 60 days.

(2) Percentages are based on 19,336,213 shares outstanding before the Transaction. Shares of common stock subject to options that are presently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person.

(3) The shares indicated include: 898,418 shares of Common Stock beneficially owned by Mr. Carlston (including shares owned by his wife and held in trust for the benefit of his children) and 3,775,559 shares of Common Stock held by T-Acquisition L.L.C. Mr. Carlson's address is 855 Harwood Dr., Murray, UT 84107.

(4) Includes 444,883 shares of Common Stock beneficially owned by Mr. Peterson, and 3,775,559 shares of Common Stock held by T-Acquisition L.L.C. Mr. Peterson's address is 2508 W. Bueno Vista Dr., W. Jordan, UT 84088.

(5) Includes 200,000 shares of Common Stock beneficially held by Mr. Oldroyd, including shares held in trust for the Violet Johnson Brown Family Trust. Also includes 3,775,559 shares of Common Stock held by T-Acquisition L.L.C. Mr. Oldroyd's address is 55 North 800 West, Provo, UT 84601.

(6) Includes 200,000 shares of Common Stock held by Mr. Staker and also includes 3,775,559 shares of Common Stock held by T-Acquisition L.L.C. Mr. Staker's address is 880 North 98 West #9, Provo, UT 84604.

(7) A Utah Limited Liability company of which Michael R. Carlston owns or controls 56.7%, Mark Oldroyd owns or controls 32.1%, Dennis C. Peterson owns or controls 6.4% and Scott Staker owns or controls 4.8%. The
      shares indicated consist of 3,775,559 shares of Common Stock   The
      address of T-Acquisition L.L.C. is 855 Harwood Dr., Murray, UT 84107.

(8) Includes 2,278,175 shares of Common Stock held by Third Century Fund II. Mr. Nickerson is Senior Partner of Third Century Fund II. Mr. Nickerson is also a director of the Company. Mr. Nickerson and Third Century Fund II's address is 1711 Chateau Ct., Fallston, MD 21047

(9) Includes 1,166,246 shares of Common Stock held by Dr. Smith. Dr. Smith's address is 2291 Greer Rd., Palo Alto, CA 94303.

(10) Includes 1,004,920 shares of Common Stock held by Dr. Gwinn. Dr. Gwinn's address is 304 W. Thorn, San Diego, CA 92103.

(11)  Includes 263,212 shares of Common Stock held by Mr. Anderson.

(12) Includes 1,542,326 shares of Common Stock. Mr. Nelson's address is 10242 Ashley Hills Circle, Sandy, Utah 84092.

(13) After the Transaction there will be 3 members of this group, including Messrs. Anderson, Nelson and Erickson.


                                  PROPOSAL #1


         APPROVAL OF THE ASSET PURCHASE AGREEMENT AND THE TRANSACTION


GENERAL


      At the Special Meeting, the shareholders will be asked to consider and vote upon the Asset Purchase Agreement and the Transaction contemplated therein, including the sale of substantially all of our operating assets (the "Acquired Assets") but excluding certain cash, accounts receivable, a promissory note issued by Delta Healthcare Consulting Group, Inc. in the principal amount of $25,700 (the "Delta Note") and a license agreement by and between Tenet and ClinicalVentures dated July 18, 2003 and pursuant to which Tenet may be entitled to certain software license fees up to an aggregate of $90,000 (the "License Agreement"), as well as certain equipment and furniture being retained by Tenet (collectively, the "Excluded Assets"), as well as the assumption by ClinicalVentures of certain of our obligations and liabilities (the "Assumed Obligations and Liabilities") but excluding certain liabilities to be retained by Tenet (the "Excluded Liabilities").


      The terms of the Transaction are summarized in this proxy statement under the caption "Description of the Asset Purchase Agreement" beginning on page 13. For a more detailed understanding of all of the terms of the Transaction you should carefully read the Asset Purchase Agreement and the attachments and exhibits to that agreement.


THE PARTIES


Tenet Information Services, Inc


      Tenet Information Services, Inc. ("Tenet") is a Utah corporation in the business of developing, marketing and servicing computerized patient tracking and information management systems for use in hospitals and other health care facilities, with a focus on emergency departments, urgent care sites, ambulatory care departments and same day surgery facilities. Tenet is a publicly held corporation and its common stock is quoted on the National Association of Securities Dealers' Over the Counter Bulletin Board under the symbol "TISV." As of July 7, 2003, we had 19,336,213 shares of common stock issued and outstanding. Our net sales for the fiscal years ended June 30, 2001, 2002 and 2003 were $0.5 million, $0.7 million and $0.9 million, respectively. As of July 7, 2003, we had approximately 16 customers to whom we have sold our management systems and with whom we have ongoing maintenance agreements (the "Maintenance Agreements"). Our customers are located primarily in North America. Our principal offices are located at 53 West 9000 South, Sandy, Utah 84070; and our telephone number is (801) 568-0899. Tenet has no prior relationship or affiliation with ClinicalVentures, other than engaging periodically in discussions regarding various potential business combinations with ClinicalVentures' management.


ClinicalVentures, L.L.C.


      ClinicalVentures, L.L.C. ("ClinicalVentures") is an Arizona company which provides integrated clinical information management systems for clinicians and the Healthcare community. The administrative offices of ClinicalVentures are located at 4515 South Lakeshore Drive, Suite 102, Tempe, Arizona 85282, and the telephone number is (480) 239-0488.


REASONS FOR THE TRANSACTION


      We have explored several alternatives for maximizing shareholder value during the past several years and were able to locate and complete two significant acquisitions. However, the acquired businesses never developed to the extent we had hoped, and the market for our common stock has become increasingly weak. Earlier this year, we sold the assets of our consulting business. After analyzing the various alternatives, we determined to dispose of our remaining operations, to allow Tenet to investigate other transactions and business opportunities that might hold greater prospects for the generation of value to shareholders. In furtherance of this strategy, we have entered into the Asset Purchase Agreement with ClinicalVentures.


      Our management anticipated that we would receive the best value in exchange for our operating assets from ClinicalVentures, because our product line complements the products and services marketed by ClinicalVentures and provides features not currently provided by ClinicalVentures to its customers. Tenet has considered other transactions, and our Board has considered at least one previous offer to purchase substantially all of our operating assets. In one case, Tenet explored combining operations with another provider of hospital systems. However, the Board concluded that the partner's operations were substantially weaker than Tenet's operations and that the combination would weakened Tenet's market position. In a second opportunity, a potential acquiring company offered to purchase the Assets of Tenet for a combined consideration that was less than the value of the assets and less than the value provided by ClinicalVentures. We intend to use the proceeds from this sale of assets, the Delta Note and the License Agreement, along with the retained cash, receivables and other property to discharge liabilities (including costs associated with the Transaction) and to pursue other business opportunities with the ultimate objective of maximizing shareholder value.


BACKGROUND INFORMATION


      Tenet was incorporated on February 24, 1984 by employees of Telemed, a Delaware corporation, that organized a buyout of Telemed's pulmonary and respiratory care information services business. In March 1984, we purchased that business for cash and a promissory note. By 1988, our annual revenue had grown to $2.4 million and we completed an initial public offering of our common stock in 1989. By September 15, 1989, 23 hospitals were using our respiratory care management systems (then referred to as "RCMS") and we employed 23 full and part-time employees. Over time, with improvements in computer hardware and performance, the mini computer based RCMS product became dated. The last RCMS sale was made in January 1991. In 1994 a new senior management team was put into place.


      Effective September 5, 1995, we acquired certain assets of The International HealthCare Consulting Group ("HCG") including certain accounts receivable, equipment, software products and other intangible assets. Since 1986 HCG has provided Healthcare institutions, mainly hospitals, with consulting services in the following areas:

        *  Nurse Staffing and Patient Classification
        *  Cost Benefit Analysis for Computerized Patient Records (CPR)
        *  Productivity
        *  Cost Accounting
        *  Operations Assessment
        *  Modeling and Simulation


On September 29, 1995, Tenet and National MicroComputer Corporation ("NMC") approved the terms of an Agreement and Plan of Reorganization (the "Agreement") pursuant to which NMC was merged with and into Tenet Merger Subsidiary, Inc., our wholly-owned subsidiary. NMC developed and marketed an integrated information management/patient tracking system (EDNet) designed specifically for use in emergency departments. However, these acquisitions did not result in significantly increased shareholder value. After we acquired the assets of HCG, and NMC became our wholly-owned subsidiary, we discontinued the RCMS product line.


      On May 23, 2003, we sold to Delta Healthcare Consulting Group, Inc. ("Delta") the assets relating to the consulting services business previously conducted by us, pursuant to an Agreement for Sale and Purchase of Assets dated May 23, 2003.


      During the past several years, our management has explored alternatives for maximizing shareholder value. Among other things, we actively pursued a variety of acquisitions and strategic alliances, holding active discussions with several industry participants. In the past several years, Tenet experienced a significant deterioration in its stock market valuation. During our 2003 fiscal year, our common stock closed as high as $0.11 on May 15, 2003 and as low as $0.0001 on January 30, 2003. On July 17, 2003, the day immediately before the announcement of the plan to sell the business to ClinicalVentures during which trading in our Common Stock occurred, the closing sale price of our common stock was $0.03 per share, with a low bid of $0.03 and a high ask of $0.03, on a total of approximately 6,000 shares traded. These quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission, and may not represent actual transactions.

      Over the previous several years, the officers of Tenet and ClinicalVentures have periodically engaged in discussions regarding various potential business combinations between Tenet and ClinicalVentures. Management of both companies mutually agreed to defer any combination of the two companies previously because ClinicalVentures was not large enough to benefit from the inclusion Tenet's assets. ClinicalVentures' management and Tenet have maintained causal contact over the years. Upon sale of the consulting division of Tenet, ClinialVentures and Tenet initiated conversations to determine the feasibility of a business combination.

      In November 2002, Jerald Nelson, our President, contacted the President of ClinicalVentures to renew discussions regarding a potential business relationship or transaction. In December of 2002, Mr. Nelson and the ClinicalVentures President met to discuss ClinicalVentures' customer base and ClinicalVentures' potential need for the products sold by Tenet. During the course of this meeting, the possible acquisition by ClinicalVentures of Tenet's operating assets was discussed. On December 6, 2002, ClinicalVentures and Tenet executed a Confidentiality Agreement in order to begin formal discussions related to the possible acquisition by ClinicalVentures of Tenet's operating assets.

      Between March and April 2003, our Board of Directors held several meetings with the ClinicalVentures President to further investigate the possible acquisition by ClinicalVentures of our operating assets and, on March 3, 2003, our Board of Directors held a board meeting to consider the possible acquisition and voted to authorize our management to submit to ClinicalVentures a Letter of Intent. On March 4, 2003, Tenet and ClinicalVentures executed a non-binding Letter of Intent outlining the terms of a proposed acquisition. During the period between March and July 2003, ClinicalVentures engaged in due diligence related to our business operations, customers, employees and records. During this same period, the parties continued to negotiate the terms and conditions of the proposed acquisition.


      On July 29, 2003, ClinicalVentures and Tenet executed the Asset Purchase Agreement and a Management Services Agreement.


      The Board of Directors, in consultation with its financial and legal advisors, carefully considered the terms and conditions of the Transaction as contained in the Asset Purchase Agreement. In reaching its decision to approve execution of the Asset Purchase Agreement and Management Services Agreement and its determination that the Transaction is in the best interest of Tenet and its shareholders, the Board of Directors carefully considered a number of factors. The factors considered by the Board of Directors included, among others, the following:


      o Our inability to increase shareholder value based upon our current business and product lines.


      o The fact that the anticipated synergy between our consulting and patient information and tracking systems segments did not materialize.


      o Our history of relatively flat sales.

      o Our lack of significant market share within the industry.

      o The research and development expenses necessary to maintain a lead among our industry competitors and the lengthy sales cycle for our product line.

      o The proposed terms and conditions of the Asset Purchase Agreement.

      o The fact that the Asset Purchase Agreement requires that the Transaction be approved by a majority of the outstanding shares of our common stock.

      o The Board's view that ClinicalVentures would accept terms more favorable to Tenet than other potential purchasers due to the complementary nature of the products marketed by Tenet and ClinicalVentures.

      o The fact that other potential purchasers offered terms less favorable than those offered by ClinicalVentures.

      o The Board's view that the Transaction may facilitate a future merger with or acquisition of or by an operating business that could ultimately result in higher shareholder value than was being realized through our current business.


      The Board of Directors believed that overall, because of the lack of available acceptable alternatives, the risks associated with the Transaction were outweighed by the benefits of the Transaction. The risks associated with the Transaction are minimal because ClinicalVentures is paying cash for the Assets and has the cash available for the purchase, ClinicalVentures participates in and understands the risks of the hospital information systems market, and ClinicalVentures has the expertise to evaluate the Assets. If Tenet were to continue operations, the risks to the Company are significant. With the sale of the consulting division, Tenet lost two of its senior managers and cannot support the management structure, sales effort, and development effort required to either maintain its current customer base or increase its customer base. Of its installed base of 25 hospitals, three hospitals have terminated use of Tenet systems. Tenet is at risk of losing its development personnel and customer support personnel, which would prevent Tenet from meeting its obligations under existing maintenance agreements. The Board of Directors believes that the risks to Tenet of maintaining profitable continuing operations are greater if the Transaction is not successfully closed than if it is properly concluded.


      This discussion of the information and principal factors considered by the Board of Directors is not intended to be exhaustive. Because of the wide variety of the factors considered by the Board of Directors in evaluating the Transaction and the complexity of these matters, the Board of Directors did not find it practicable to, and did not, quantify or otherwise attempt to assign any relative weight to the various factors considered.


LICENSE AGREEMENT

      On July 18, 2003, Tenet and ClinicalVentures executed a software license agreement (the "License Agreement") pursuant to which ClinicalVentures obtained a non-exclusive right and license to use our EDNet and ARCNet tracking software products, and the codes relating thereto (the "Licensed Software"), which entitles ClinicalVentures to reproduce, use, modify, market and distribute the Licensed Software for a period of five years from the effective date of the License Agreement. Pursuant to the License Agreement, ClinicalVentures is obligated to pay to us 5% of the initial software license fees received by ClinicalVentures during the first five years following the effective date of the License Agreement with respect to new sales or licenses of the EDNet and ARCNet tracking products, or any updates or new versions thereof or other software products (to the extent such updates, new versions or other products contain the code transferred to ClinicalVentures in the Transaction which implements the "tracking feature" included in the EDNet tracking system), marketed by ClinicalVentures after the effective date of the License Agreement, up to an aggregate of $90,000. Following the close of the Transaction, we will retain our right to receive the royalty payments pursuant to the License Agreement; however, ClinicalVentures will acquire the underlying rights to the Licensed Software upon closing of the Transaction.

THE TRANSACTION


      Under the terms of the Asset Purchase Agreement and subject to the approval of the shareholders at the Special Meeting, we will sell to ClinicalVentures substantially all of the operating assets of Tenet including those used in the marketing and sale of health care information systems.

Included in the Transaction will be our ARCNet and EDNet patient tracking and information systems, certain accounts receivable and certain fixed assets, tangible and intangible assets, equipment, personal property, material contracts (including continuing Maintenance Agreements), other current assets, intellectual property, trademarks, trade names, trade dress and all records related to existing and prospective customers. ClinicalVentures will also assume certain of the liabilities of Tenet, including ongoing Maintenance Agreements. The Maintenance Agreements obligate ClinicalVentures to provide on-going technical support for the balance of the term of the Maintenance Agreement. Maintenance Agreements are usually written for a term of one year and have various starting and ending dates. Customers usually renew these agreements annually. The supporting company must provide technical support by telephone 24 hours a day, seven days a week. Tenet anticipates that all other liabilities associated with the Assets will be paid by Tenet before the closing date of the Transaction. The Asset Purchase Agreement refers to the assets to be acquired by ClinicalVentures as the "Acquired Assets." The liabilities to be assigned to and assumed by ClinicalVentures in the Transaction are referred to as the "Assumed Obligations and Liabilities."


      Excluded from the Transaction and retained by Tenet are cash on hand at the date of closing, a promissory note in the principal amount of $25,700 issued by Delta Healthcare Consulting Group, Inc. ("Delta") and related Agreement for Sale and Purchase of Assets executed by Tenet and Delta, the License Agreement, certain accounts receivable and cash equivalents, the Respiratory Care Management System and miscellaneous personal property. The Asset Purchase Agreement refers to the assets to be retained by Tenet in the Transaction as the "Excluded Assets." Excluded from the Assumed Obligations and Liabilities are certain trade debts and other obligations described in the Asset Purchase Agreement. The liabilities described in the Asset Purchase Agreement to be retained by Tenet in the Transaction are referred to as the "Retained Liabilities." The Retained Liabilities are estimated to be approximately $200,000.


DESCRIPTION OF THE ASSET PURCHASE AGREEMENT - MATERIAL TERMS OF THE TRANSACTION


      This section describes the key provisions of the Asset Purchase Agreement. This is only a summary and does not include all of the terms or conditions of the Transaction. You should refer to and review the full text of the Asset Purchase Agreement attached as Exhibit A to this proxy statement for a more complete discussion of the terms and conditions of the Transaction.


PURCHASE AND SALE


      Tenet will sell and ClinicalVentures will purchase the Acquired Assets. ClinicalVentures will also accept assignment of the Assumed Obligations and Liabilities. ClinicalVentures will take final possession of the business at the closing and will be responsible for all expenses and other liabilities of the business from that date forward. However, pursuant to that certain Transition Management Services Agreement by and between Tenet and ClinicalVentures and dated July 29, 2003, ClinicalVentures will manage the day-to-day operations of Tenet and the conduct of its business, pending the closing of the Transaction.


PAYMENT OF PURCHASE PRICE


      ClinicalVentures will pay the purchase price for the Acquired Assets by:


      * Tendering cash at closing in the amount of $339,000 ($50,000 of such amount having been deposited into an escrow account, concurrently with the execution of the Asset Purchase Agreement , the balance of $289,000 will be paid at closing, funded by an irrevocable loan agreement wherein ClinicalVentures will borrow $289,000 at closing, to be repaid over five years at 9% interest, with payments due each month starting one month after the loan is closed ); and


      * Accepting assignment of and responsibility for the Assumed Obligations and Liabilities.


EMPLOYEES AND ASSOCIATES


      Following the closing of the Transaction, ClinicalVentures is obligated to extend offers of employment to all but two of our current employees, for compensation and terms deemed appropriate by ClinicalVentures.

      ClinicalVentures also will assume Tenet's rights and obligations in and to continuing Maintenance Agreements and all customer accounts (with the exception of those accounts receivable included as part of the Excluded Assets). It is anticipated that there will be no interruption in the performance by ClinicalVentures of the Maintenance Agreements.


INDEMNIFICATION


      The parties have agreed to indemnify each other for a period of one year from the date of closing of the Transaction for liabilities directly or indirectly relating to, resulting from or arising out of any untrue representation, misrepresentation, breach of warranty or non-fulfillment of any covenant, agreement or other obligation by or of the indemnifying party under the Asset Purchase Agreement. The indemnification obligations will not terminate at the end of the one year period as to any item as to which an indemnified person has made a claim by delivering notice of the claim before the expiration of the indemnification period. For the purposes of the indemnification provisions of the asset purchase agreement, the representations and warranties of the parties in the agreement will survive the closing for a period of one year. No claim for indemnification can be made unless the amount of all claims for which a party seeks indemnification exceeds $20,000, and no claims for indemnification can be made against any party in amounts exceeding $500,000. Indemnification as provided in the Asset Purchase Agreement will be the exclusive remedy of the parties with respect to claims arising under the Asset Purchase Agreement or with respect to the Transaction, except for claims for fraud, for failure to make any payments due under the Asset Purchase Agreement, or for a violation of Seller's covenant not to compete as set forth in the Asset Purchase Agreement.


REPRESENTATIONS AND WARRANTIES


      The Transaction contemplates that the Acquired Assets will be sold on an "as is, where is" basis. We made limited representations and warranties to ClinicalVentures in the Asset Purchase Agreement and will renew them at the closing, including those relating to:


        * Corporate organization and similar corporate matters;

        * Authorization, execution, delivery, performance and enforceability of, and any required consents, approvals and authorizations relating to, the Asset Purchase Agreement and the related agreements;

        * Absence of conflict with, violation or breach of, or default under the articles of incorporation, bylaws and contracts and applicable laws in connection with the Transaction, the Asset Purchase Agreement and the related agreements;

        * Absence of undisclosed liabilities and material adverse events that would prevent the consummation of the Transaction;

        * Status of Acquired Assets;

        * Accuracy of reports filed by Tenet with the Securities and Exchange Commission;


        * Status of Intellectual Property Rights;


        * Absence of Material Adverse Changes; and


        * Absence of Obligation to Pay Broker Fees and Expenses.


      ClinicalVentures made limited representations and warranties to us in the Asset Purchase Agreement and will renew them at the closing, including those relating to:


        * Corporate organization and similar corporate matters;


        * Authorization, execution, delivery, performance and enforceability of, and any required consents, approvals and authorizations relating to, the Asset Purchase Agreement and the related agreements;

        * Absence of conflict with, violation or breach of, or default under the certificate of incorporation, bylaws and contracts and applicable laws in connection with the Asset Purchase Agreement and the related agreements;


        * Government consents;


        * Fees and Expenses; and


        * Satisfactory Completion of Due Diligence.


PRE-CLOSING COVENANTS


      The parties have agreed that during the period between the execution date of the Asset Purchase Agreement and the closing of the Transaction or earlier termination of the Asset Purchase Agreement:


        * The parties will promptly advise each other of any event that would render a representation or warranty untrue or any breach of a covenant or obligation under the Asset Purchase Agreement;


        * The parties will confer with each other regularly and frequently to report material operational matters and the status of the business;


        * The parties will use their reasonable best efforts to satisfy the conditions to closing of the Transaction;


        * ClinicalVentures will promptly advise Tenet of any condition or event that would adversely affect the Transaction or ClinicalVentures' ability to conclude the Transaction;


        * Tenet will promptly advise ClinicalVentures of any of the following:


        * Governmental or third-party complaints, investigations, litigation or hearings related to the business, the Acquired Assets or Assumed Obligations and Liabilities;


        * Material deterioration in Tenet's relationship with a customer, supplier, distributor, associate or key employee;


        * Breach by Tenet of any material agreement to which Tenet is a party;


        * A condition or event which would have a material adverse effect on the business;


        * Pursuant to the Management Services Agreement, ClinicalVentures is required to maintain the business and to preserve the business relationships of Tenet with its customers, suppliers, licensors, licensees, employees, consultants and others with whom it has business dealings in connection with the business;


        * Tenet will file any applications, notifications or other filings for any necessary regulatory approvals required in connection with the consummation of the Transaction;


        * The parties will use their reasonable efforts to take all actions and to do all things necessary or advisable, and to remove any impediments in order to consummate the Transaction, including obtaining all necessary consents and approvals;


        * Tenet will allow ClinicalVentures and its advisors and agents access at reasonable times to the files, books, records, technology, offices, accountants and the Acquired Assets;


        * The parties will not use or disclose each other's confidential information except as provided in the Asset Purchase Agreement;

        * Tenet will call the Special Meeting and will use its reasonable best efforts to secure shareholder approval of the Asset Purchase Agreement and the Transaction at the Special Meeting and Tenet will include in this Proxy Statement the Board of Directors' recommendation that the shareholders approve the Transaction and the Asset Purchase Agreement; and


        * Neither party will publicly disclose the Asset Purchase
           Agreement or the Transaction except as agreed by the parties or required by law.


THE SPECIAL MEETING


      The Transaction is a sale of substantially all of our operating assets and certain specified liabilities. Certain of our assets will be retained by Tenet and excluded from the Transaction. Approval of the shareholders is required before consummating the Transaction. Tenet has agreed to take all necessary action to prepare this proxy statement, cause it to be mailed to the shareholders at the earliest practicable time following the execution date of the Asset Purchase Agreement and to convene the Special Meeting seeking approval of the Asset Purchase Agreement and the Transaction as promptly as practicable (including the filing and mailing of the proxy statement).


      A quorum will be deemed present for all purposes at the Special Meeting if there are represented, either in person or by proxy, a majority of the issued and outstanding shares of common stock. We will proceed with the Transaction only if a quorum is present and the Asset Purchase Agreement and Transaction are approved by the affirmative vote of a majority of all issued and outstanding shares.


CUMULATIVE VOTING AND DISSENTERS' RIGHTS

      There is no cumulative voting, each share counts as one vote.

      Shareholders are entitled to dissenters' rights in connection with the Transaction. Dissenters' rights allow shareholders to dissent from the sale of substantially all of Tenet's assets and to receive a fair cash payment for their shares. In connection with a disposition of all or substantially all of the assets of a Utah corporation (other than in the ordinary course of the corporation's business), a dissenting shareholder, after complying with the procedures described in the section titled "Dissenters' Rights As A Result of the Sale of Substantially All of Tenet's Assets," on page 25 below, is entitled to payment from the corporation of the fair value of the shareholder's shares. The fair value is estimated by the corporation. However, if the shareholder is unwilling to accept the corporation's estimate, the shareholder may provide the corporation with an estimate of the fair value and demand payment of that amount. If the corporation is unwilling to pay that amount, the corporation is required to apply for judicial determination of the fair value.


THE CLOSING

      The closing of the Transaction is expected to occur following the satisfaction or waiver of all of the conditions to each party's obligations under the Asset Purchase Agreement. The parties anticipate that the closing will occur promptly following receipt of the requisite shareholder approval at the Special Meeting.


CONDITIONS TO CLOSING

      The Asset Purchase Agreement provides that the obligation of ClinicalVentures to consummate the Transaction is subject to the satisfaction or waiver of the following conditions:

        * Tenet shall have performed in all material respects all of its covenants and obligations in the Asset Purchase Agreement;

        * The representations and warranties of Tenet shall be true and correct in all material respects as of the closing date;

        * All liens and encumbrances on the Acquired Assets shall be removed, except for the liens relating to the Assumed Obligations and Liabilities;

        * There will be no material adverse effect on the business of Tenet and Tenet's base of customers purchasing on a continuing basis shall not have been reduced by more than 15%;

        * All actions taken by Tenet in connection with the Transaction, and all required certificates, opinions, instruments and other documents will be reasonably satisfactory to ClinicalVentures;

        * There shall be no threatened, instituted or pending litigation concerning the ownership or operation by Tenet of any material portion of the acquired assets or the business or seeking the divestiture by Tenet of any of the acquired assets; and there shall be no other legal restraints by any governmental authority applicable to the acquired assets that could result in such consequences; and

        * Tenet shall have delivered the acquired assets and delivered all other documents required to be delivered to ClinicalVentures under the Asset Purchase Agreement.


      The obligation of Tenet to close the Transaction is subject to the satisfaction or waiver of the following conditions:


        * ClinicalVentures shall have performed in all material respects all of its covenants and obligations in the Asset Purchase Agreement;

        * The representations and warranties of ClinicalVentures shall be true and correct in all material respects as of the closing date;

        * ClinicalVentures shall have delivered the purchase price and all other documents to be delivered by it under the Asset Purchase Agreement; and

        * All actions taken by ClinicalVentures in connection with the Transaction, and all required certificates, opinions, instruments and other documents will be reasonably satisfactory to Tenet.


      The obligation of Tenet and ClinicalVentures to consummate the closing is subject to the satisfaction or waiver by both parties of the following conditions:

        * The execution of the Management Services Agreement on or before July 31, 2003. Upon execution of the Management Services Agreement, all conditions to the closing (except the shareholder vote) shall be deemed to be satisfied or waived.

        * No provision of any applicable law or regulation and no judgment, injunction, order or decrees shall prohibit, restrain, enjoin or restrict the consummation of the Transaction;

        * No lawsuits or proceedings shall be pending or threatened against either party which might restrict or materially adversely affect the operation of Tenet's business or the consummation of the Transaction;

        * The parties shall have received all authorizations, consents and approvals of governmental agencies and third parties required to carry out the Transaction; and

        * The shareholders of Tenet holding a majority of the issued and outstanding common stock of Tenet shall have approved the Asset Purchase Agreement and the Transaction, and no shareholder of Tenet shall have threatened or commenced any action to prevent or restrict the Transaction.


IMPACT OF MANAGEMENT SERVICES AGREEMENT ON THE CONDITIONS TO CLOSING

      As a result of the execution of the Management Services Agreement, all conditions to the closing are deemed to have been satisfied or waived, except for the requirement of receipt of the requisite vote of Tenet shareholders to approve the Asset Purchase Agreement and the Transaction.

COVENANT AGAINST COMPETITION

      Pursuant to the Asset Purchase Agreement, Tenet has agreed that for a period of one year following the closing date of the Transaction and thereafter until the earlier of (i) the fifth anniversary of the closing date of the Transaction; (ii) such date as the License Agreement has been terminated, or
(iii) such date as ClinicalVentures has failed to sell any products for which a royalty would be payable to Tenet under the License Agreement, Tenet will not contact any of the Healthcare organizations that were customers of Tenet prior to the closing date for the purpose of soliciting orders or establishing relationships for any business enterprise that competes with ClinicalVentures in the marketing of Healthcare information management systems and in providing computerized patient tracking and information management systems for use in hospitals and other health care facilities, with a focus on emergency departments, urgent care sites, ambulatory care departments and same day surgery facilities.


TERMINATION


      The parties may terminate the Asset Purchase Agreement by mutual agreement. In addition, either party may terminate the Asset Purchase Agreement if:


        * Shareholders holding a majority of our issued and outstanding Common Stock do not vote in favor of the Transaction and the Asset Purchase Agreement; or

        * The other party has committed a material breach of its representations, warranties or covenants in any material respect and has not cured the breach within 15 business days following receipt of notice of termination given by the other party.


      OUR MANAGEMENT FOLLOWING THE TRANSACTION


      Effective upon closing of the Transaction, our directors and executive officers will be as follows:

NAME             AGE    POSITION WITH THE COMPANY

Jerald L. Nelson   60   Chairman of the Board, Director, President, Corporate Treasurer
Fred J. Anderson   57   Director, Chief Operating Officer and Corporate Secretary
Eric J. Nickerson  50   Director

JERALD L. NELSON. Jerald L. Nelson has served as a director, president and chief operating officer of the Company since December 1993. Effective July 10, 1996, Dr. Nelson was appointed Chairman of the Board of Directors, and relinquished his positions as President and Chief Operating Officer. On June 5, 2001 the board elected Dr. Nelson to the position of Corporate Secretary, a position Dr. Nelson held until May 2, 2003. The Board re-elected Dr. Nelson as President, effective May 2, 2003. Dr. Nelson received his Ph.D. in Economics from North Carolina State University in 1974. From 1974 to 1984, Mr. Nelson worked or consulted with several Fortune 500 firms, including US Industries, TransWorld Airlines, GTE, Xerox, Pitney Bowes and General Foods. From 1984 until December 1993, Mr. Nelson worked with various businesses as an investment banker and business advisor. He has also consulted with or served on the Board of Directors of numerous Utah firms including Arrow Dynamics, Beacon Financial, Interwest Home Medical, Gentner Communications and One-2-One Communications, where he also served as chairman and chief executive officer.

ERIC J. NICKERSON. Eric J. Nickerson has served as a director since June of 1990. Mr. Nickerson was a member of the faculty of the United States Military Academy at West Point, New York from 1989 to 1993. In June 1993, Mr. Nickerson retired as a United States Air Force officer. Currently, Mr. Nickerson is a private investor and directs personal accounts and two investing partnerships:
"Third Century II" and "Z Fund."

FRED J. ANDERSON. Fred J. Anderson has served as a director since May 23, 2003. The Board elected Mr. Anderson to serve as Tenet's Chief Operating Officer and Corporate Secretary effective May 2, 2003. Mr. Anderson served as Tenet's Chairman of the Board from May 1992 until July 1995, when he resigned to manage his family's land and livestock interests. Mr. Anderson also served as the Chief Financial Officer of Tenet from 1986 until 1996. From 1980 until 1984, Mr. Anderson served as Vice President for Mountain States Resources. He received his BS in Accounting and an MBA from Utah State University.


                    OUR BUSINESS FOLLOWING THE TRANSACTION


      If the Asset Purchase Agreement and Transaction are approved and consummated, management and the Board of Directors of Tenet will actively seek another operating business or business opportunity for Tenet to acquire, invest in or participate in. We cannot estimate at this time what form any such transaction might take, and there can be no assurances that Tenet will be able to negotiate and complete any such transaction. Even if such a transaction is completed, there can be no assurances that the market price of Tenet's common stock will improve thereafter. Tenet estimates that following the closing it will have sufficient capital to meet its obligations pending completion of such a transaction for a period of at least five years. No efforts have been or will be made before the closing to implement our new business purpose.

      The role of Tenet's management following a purchase or other transaction cannot be stated with any certainty. Although it will be management's intent to scrutinize closely the management of a prospective target business in connection with its evaluation of a business combination with a target business, there can be no assurance that the assessment of management will prove to be correct.

      The time and costs required to select and evaluate a target business (including conducting a due diligence review) and to structure and consummate the business combination (including negotiating and documenting relevant agreements and preparing requisite documents for filing pursuant to applicable corporate and securities laws) cannot be determined at this time. Any costs incurred in connection with the identification and evaluation of a prospective target business with which a business combination is not ultimately consummated will result in a loss to us and reduce the amount of capital available to otherwise complete a business combination or for the resulting entity to utilize.

      As a general rule, federal and state tax laws and regulations have a significant impact upon the structuring of acquisitions and business combinations. We expect that Tenet will evaluate the possible tax consequences of any prospective business combination and will endeavor to structure a business combination so as to achieve the most favorable tax treatment to us, the target business and our respective shareholders. There can be no assurance that the other parties to a transaction or the Internal Revenue Service or relevant state tax authorities will ultimately assent to Tenet's tax treatment of a particular business transaction. To the extent the Internal Revenue Service or any relevant state tax authorities ultimately prevail in recharacterizing the tax treatment of a business combination, there may be adverse tax consequences to Tenet, the target business, and their respective shareholders.

      A potential business transaction might be carried out by purchasing the securities of a target company or business. However, we do not intend to engage primarily in trading or selling securities. Specifically, we expect that Tenet will conduct its business so as to avoid being classified as an "investment company" under the Investment Company Act of 1940, and therefore avoid application of the costly and restrictive registration and other provisions of the Investment Company Act and related regulations.

      Section 3(a) of the Investment Company Act excepts from the definition of an "investment company" an entity which does not engage primarily in the business of investing, reinvesting or trading in securities, or which does not engage in the business of investing, owning, holding or trading "investment securities" (defined as "all securities other than government securities or securities of majority-owned subsidiaries") the value of which exceeds 40% of the value of its total assets (excluding government securities, cash or cash items). Tenet intends to implement our business plan in a manner which will result in the availability of this exception from the definition of an investment company. Consequently, Tenet's acquisition of a company or business through the purchase and sale of investment securities will be limited. Although Tenet intends to act to avoid classification as an investment company, the provisions of the Investment Company Act are extremely complex and it is possible that Tenet may be classified as an inadvertent investment company.

      Tenet will vigorously resist classification as an investment company, and endeavor to take advantage of any exemptions or exceptions from application of the Investment Company Act, which allows an entity a one-time option during any three-year period to claim an exemption as a "transient" investment company. The necessity of asserting any such resistance, or making any claim of exemption, could be time consuming and costly, or even prohibitive, given our limited resources.

      Tenet will continue to be subject to the reporting requirements under the Exchange Act. Among other things, those requirements include the obligation, in the event significant acquisitions take place, to furnish information including audited financial statements for the acquired company covering one, two or three years depending upon the relative size of the acquisition. Consequently, acquisition prospects that do not have or are unable to obtain the required audited financial statements may not be deemed appropriate for acquisition by our board of directors so long as the reporting requirements of the Exchange Act are applicable. Various impediments to an acquisition of a business or company or a merger may arise such as appraisal rights afforded the shareholders of a prospective acquisition or merger partner under the laws of the state of organization of the prospective acquisition company. This may prove to be a deterrent to a particular combination.


            SECURITIES EXCHANGE REPORTING AND OTCBB MARKET LISTING


      Following the Transaction, we intend to maintain our status as a reporting company under the Securities Exchange Act of 1934, as well as the listing of our common stock with the National Association of Securities Dealers' Over the Counter Bulletin Board (the "OTCBB").


                             ACCOUNTING TREATMENT


      The Transaction will be treated as a purchase under generally accepted accounting principles. Upon consummation of the Transaction, we will recognize receipt of cash in the amount of $339,000, remove the net assets sold from the consolidated balance sheet, and record the gain or loss on the Transaction, net of Transaction and other related costs, including applicable state and federal income taxes, in our consolidated statements of earnings.


                   UNAUDITED PRO FORMA FINANCIAL STATEMENTS


      The following unaudited pro forma condensed consolidated financial statements are presented to illustrate the effects of the sale of our consulting business to Delta Healthcare Group, Inc. (the "Delta Disposition"), and the effects of the consummation of the Transaction, on our historical financial position and operating results. (The Delta Disposition and the Transaction are collectively referred to in these unaudited pro forma condensed consolidated financial statements as the "Dispositions.")


      The following unaudited pro forma condensed consolidated balance sheet of Tenet at March 31, 2003 gives effect to the Dispositions as if they had occurred on that date. The unaudited pro forma condensed consolidated statements of operations for the nine months ended March 31, 2003 and for the year ended June 30, 2002 give effect to the Dispositions as if they had occurred as of the beginning of the earliest period presented.


      The unaudited pro forma condensed consolidated financial statements have been derived from, and should be read in conjunction with, our historical consolidated financial statements, including the accompanying notes. Those financial statements are included in our Quarterly Report on Form 10-QSB for the three months ended March 31, 2003 and our Annual Report on Form 10-KSB for the year ended June 30, 2002, included with this Proxy Statement as Exhibits G and D, respectively.


      The unaudited pro forma condensed consolidated financial statements are presented only for informational purposes. As a result, the accompanying unaudited pro forma condensed consolidated financial statements are not necessarily indicative of our financial position or results of operations that would have occurred had the Dispositions been consummated as of the dates indicated.

                        Tenet Information Services, Inc.
                      Condensed Consolidated Balance Sheet
                              as of March 31, 2003
                                   (UNAUDITED)



                                            Pro forma               Pro forma
                                         adjustments for               for
                            Tenet       Delta Disposition          Transaction      Pro-Forma
                             (a)               (b)                     (c)           Tenet
                        -----------     ---------------            ------------    ----------


ASSETS

 Current Assets
   Cash                 $   116,265     $       -                   $ 189,000 (7)   $   305,265
   Accounts receivable      138,236       (97,219)  (1,2)             (15,317)(8)        25,700
   Work performed in
    excess of billings       42,216        (6,847)  (3)               (35,369)(8)             0
   Prepaid expenses               0             0                           0                 0
                        -----------     ---------                  ----------       -----------


     Total Current
       Assets               296,717      (104,066)                    138,314           330,965

 Property and
 Equipment

   Equipment                136,058       (22,950)  (3)              (104,608) (8)        8,500
   Less:
   Accumulated
     depreciation          (120,031)       17,157   (3)                97,874  (8)       (5,000)
                        -----------     ---------                   ---------       -----------


     Net Property and
      Equipment              16,027        (5,793)                     (6,734)            3,500

 Other Assets
   Trademarks & deposits      3,575        (1,425)  (3)                     0             2,150
                        -----------     ---------                   ---------       -----------


     Total Other Assets      3,575         (1,425)                          0             2,150


 Total Assets           $  316,319      $(111,284)                  $ 131,580       $   336,615
                        ==========      =========                   =========       ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities

Accounts payable        $   149,306     $ (89,168)   (4,5)             (8,337)(9)   $    51,801
Accrued expenses             83,365       (29,680)   (4,5)            (22,143)(9)        31,542
Accrued interest             10,649             0                           0            10,649
Amounts due to related
  parties                    48,071        (4,952)   (5)                    0            43,119
Deferred revenue            132,325             0                    (132,325)(10)            0
Billings in excess of
  costs and estimted
  earnings on uncompleted
  contracts                 106,635       (56,325)   (4)              (50,310)(10)            0

  Total Current
    Liabilities             530,351      (180,125)                   (213,115)          137,111


Stockholders' Equity
  Common stock, $0.001       19,336             0                           0            19,336
  par value, 100,000
  shares authorized;
  19,065,892 shares
  outstanding
Additional paid-in
  capital                 4,853,896             0                           0         4,853,896
Retained deficit         (5,087,264)       68,841     (6)             344,695 (11)   (4,673,728)
                        -----------     ---------                  ----------       -----------
  Total Stockholders'
    Equity                 (214,032)       68,841                     344,695           199,504
                        -----------     ---------                  ----------       -----------

Total Liabilties and
 Stockholders' Equity   $  316,319      $(111,284)                 $  131,580       $   336,615
                        ==========      =========                  ==========       ===========




See  accompanying  Notes to Unaudited Pro Forma Condensed  Consolidated  Balance
Sheet

Tenet Information Services, Inc. and Subsidiary
Notes To Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of March 31, 2003
(Unaudited)

(a)  Reflects Tenet's historical financial position at March 31, 2003.
(b) Pro forma adjustments to record the Delta Disposition as of March 31, 2003 reflect:
     (1) consideration paid by Delta to Tenet in the form of a note receivable in the amount of $25,700;
     (2) the exclusion of $124,719 in receivables related to our consulting business. We collected the receivables before the consummation of the Delta Disposition;
     (3)  the exclusion of various assets related to the consulting business;
     (4) the exclusion of various liabilities related to the consulting business;
     (5) consideration paid by Delta to Tenet in the form of debt forgiveness of i) accounts payable of $38,551 of expenses owed by Tenet to Frank C. Overfelt, a former director and executive officer of Tenet, ii) accrued expenses of $10,527 of vacation and compensation amounts owed by Tenet to Mr. Overfelt, and iii) amounts due to related parties of $4,952 in a note payable owed by Tenet to a company owned by Mr. Overfelt, for a total forgiveness of debt by Delta of $54,030;
     (6)  the gain recognized on the consummation of the Delta Disposition.
(c) Pro forma adjustments to record the Transaction as of March 31, 2003 reflect:
     (7) consideration paid by ClinicalVentures to Tenet in the form cash totaling $339,000 less $150,000 that we estimate would be required to pay expenses associated with completion of various contracts to be assumed by ClinicalVentures pursuant to the Transaction;
     (8) the exclusion of various assets to be acquired by ClinicalVentures upon closing of the Transaction;
     (9) the exclusion of various liabilities to be assumed by ClinicalVentures upon closing of the Transaction;
(10) the recognition of completion of various contracts associated with the assets to be acquired by ClinicalVentures upon closing of the Transaction;
(11) the gain recognized on the consummation of the Transaction.

                 Tenet Information Services, Inc. and Subsidiary
            Pro Forma Condensed Consolidated Statements of Operations
                        For the Year Ended June 30, 2002
                                   (Unaudited)



                                                Pro Forma       Pro Forma
                                                adjustments     adjustments
                                                for Delta          for
                                  Tenet         Diposition      Transaction     Pro Forma
                                   (a)              (b)            (c)            Tenet
                                ---------       ----------      ----------      --------
Revenue                         $ 717,005       $ (249,463)     $ (467,542)     $      0
Expenses
  Cost of Revenue                 365,132         (139,927)       (225,205)            0
  Selling, general,               178,015         (196,163)         61,608        43,460
 and administrative
 expenses
  Software development            104,658                0        (104,658)            0
                                ---------       ----------      ----------      --------


  Total Expenses                  647,805         (336,090)       (268,255)       43,460
                                ---------       ----------      ----------      --------

Net Gain / (Loss)                  69,200           86,627        (199,287)      (43,460)
from Operations

Other Income /
(Expense)
  Interest expense                (20,446)               0          15,646        (4,800)
  Interest income                     511                0               0           511
                                ---------       ----------      ----------      --------

     Total Other                  (19,935)               0          15,646        (4,289)
   Income/(Expense)
Gain / (Loss) before               49,265           86,627        (183,641)      (47,749)
income taxes and
extraordinary item
Income taxes                            0                0               0             0
Gain / (Loss) before               49,265           86,627        (183,641)      (47,749)
extraordinary item
Forgiveness of debt                21,625                0               0        21,625
                                ---------       ----------      ----------      --------

Net Income / (Loss)             $  70,890       $   86,627      $ (183,641)     $(26,124)
                                =========       ==========      ==========      ========



See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

                 Tenet Information Services, Inc. and Subsidiary
            Pro Forma Condensed Consolidated Statements of Operations
                    For the Nine Months Ended March 31, 2003
                                   (Unaudited)






                                                Pro Forma       Pro Forma
                                                adjustments     adjustments
                                                for Delta          for
                                  Tenet         Diposition      Transaction     Pro Forma
                                   (a)              (b)            (c)            Tenet
                                ---------       ----------      ----------      --------
Revenue                         $ 663,061       $ (239,692)     $ (423,369)     $      0

Expenses
  Cost of Revenue                 355,002         (225,222)       (129,780)            0

  Selling, general,               204,207          (60,102)       (110,085)       34,020
 and administrative
 expenses
  Software                         88,254                0         (88,254)            0
 development
                                ---------       ----------      ----------      --------

     Total Expenses               647,463         (285,324)       (328,119)       34,020
                                ---------       ----------      ----------      --------

Net Gain / (Loss)                  15,598           45,632         (95,250)      (34,020)
from Operations
Other Income /
(Expense)
  Interest expense                (13,811)               0          10,211        (3,600)

  Interest income                       0                0               0             0
                                ---------       ----------      ----------      --------

     Total Other                  (13,811)               0          10,211        (3,600)
   Income/(Expense)
                                ---------       ----------      ----------      --------

Gain / (Loss) before
income taxes and                    1,787           45,632         (85,039)      (37,620)
extraordinary item
Income taxes                            0                0               0             0
                                ---------       ----------      ----------      --------

Gain  / (Loss) before               1,787           45,632         (85,039)      (37,620)
extraordinary item
Forgiveness of debt                     0                0               0             0
                                ---------       ----------      ----------      --------

Net Income / (Loss)             $   1,787       $   45,632      $  (85,039)     $(37,620)
                                =========       ==========      ==========      ========


See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations

Tenet Information Services, Inc. and Subsidiary
Notes To Unaudited Pro Forma Condensed Consolidated Statements of Operations For the Nine Months Ended March 31, 2003 and the Year Ended June 30, 2002
(Unaudited)

(a) Reflects Tenet's historical operating results for the nine months ended March 31, 2003 and for the year ended June 30, 2002.
(b) Pro forma adjustments to record the Delta Disposition for the nine months ended March 31, 2003 and for the year ended June 30, 2002.
(c) Pro forma adjustments to record the Transaction for the nine months ended March 31, 2003 and for the year ended June 30, 2002.

                        FEDERAL INCOME TAX CONSEQUENCES


      The proposed sale of operating assets of Tenet by itself will not produce any separate and independent federal income tax consequences to the shareholders of Tenet.


      Any gain or loss on the sale from the Transaction will be taxable to Tenet. We will recognize gain or loss based on the difference between the amount of the purchase price allocated to the assets and our tax basis in the assets. For purposes of determining the amount realized with respect to specific assets, the total amount realized by us will generally be allocated among the assets according to the rules prescribed under Section 1060(a) of the Internal Revenue Code of 1986, as presently in effect. Our basis in the assets sold is less than the cost of the assets, as adjusted for certain temporary differences, such as depreciation, deferred profit on inter-company sales and asset and liability provisions. The determination of whether gain or loss is recognized will be made with respect to each of the assets included in the Transaction. Accordingly, we may recognize gain on the sale of some of the assets and a loss on the sale of others, depending on the amount of consideration allocated to an asset as compared with the basis of that asset. However, it is anticipated that we will have no tax liability in connection with the Transaction, due to our excess net operating loss carry forwards.

                  DISSENTERS' RIGHTS AS A RESULT OF THE SALE
                    OF SUBSTANTIALLY ALL OF TENET'S ASSETS

      Our shareholders will have dissenters' rights under Utah law in connection with the Transaction. As a result of the Transaction shareholders who oppose the Transaction will have the right to receive payment for the value of their shares as set forth in sections 16-10(a)-1301 et. seq. of the Utah Code. A copy of these sections is attached as Exhibit C to this proxy statement. The material requirements for a shareholder to properly exercise his or her rights are summarized below. However, these provisions are very technical in nature, and the following summary is qualified in its entirety by the actual statutory provisions that should be carefully reviewed by any shareholder wishing to assert such rights.

      Under the Utah Code, such dissenters' rights will be available only to those shareholders of the Company who

      (i) object in writing to the proposed Transaction prior to or at the Special Meeting before the vote on the matter is taken, which objection must notify Tenet that the shareholder intends to demand payment for his, her or its shares if the proposed action is effectuated; and

      (ii) do not vote any of their shares in favor of the proposed Transaction at the Special Meeting.

Failure to vote against the proposal to approve the Transaction and the Asset Purchase Agreement will not constitute a waiver of your appraisal rights. However, voting against the proposal to approve the Transaction and the Asset Purchase Agreement is not sufficient to satisfy the notice requirements you must satisfy under Utah law in order to perfect your dissenters' rights. In order to be entitled to exercise your dissenters' rights, you must have been a shareholder with respect to the shares for which payment is demanded as of the date of the proposed corporate action creating dissenters' rights is approved by the shareholders; that is, prior to the Special Meeting.

      Within ten days after the effective date of the Transaction, Tenet will send to each shareholder who has satisfied both of the foregoing conditions a written notice in which Tenet will notify such shareholders of their right to demand payment for their shares and will supply a form for dissenting shareholders to demand payment. Shareholders will have 30 days to make their payment demands or lose such rights. If required in the notice, each dissenting shareholder must also certify whether or not he or she acquired beneficial ownership of such shares before or after the date of the first announcement to the news media of the proposed transaction.

      Upon receipt of each demand for payment, Tenet will pay each dissenting shareholder the amount that Tenet estimates to be the fair value of such shareholder's shares, plus interest from the date of the completion of the Transaction to the date of payment. With respect to any dissenting shareholder who does not certify that he or she acquired beneficial ownership of the shares prior to the first public announcement of the transaction, Tenet may, instead of making payment, offer such payment if the dissenter agrees to accept it in full satisfaction of his or her demand. "Fair value" means the value of the shares immediately before the effectuation of the Transaction, excluding any appreciation or depreciation in anticipation of such events.

      Any dissenter who does not wish to accept the payment or offer made by Tenet must notify Tenet in writing of his or her own estimate of the fair value of the shares within 30 days after the date Tenet makes or offers payment. If the dissenting shareholder and Tenet are unable to agree on the fair value of the shares, then Tenet will commence a proceeding with the Utah courts within 60 days after receiving the dissenter's notice of his, her or its own estimate of fair value. If Tenet does not commence such a proceeding within the 60-day period, it must pay each dissenter whose demand remains unresolved the amount demanded by such dissenter. If a proceeding is commenced, the court will determine the fair value of the shares and may appoint one or more appraisers to help determine such value. All dissenting shareholders must be a party to the proceeding, and all such shareholders will be entitled to judgment against Tenet for the amount of the fair value of their shares, to be paid on surrender of the certificates representing such shares. The judgment will include an allowance for interest (at a rate determined by the court) to the date of payment.

      The costs of the court proceeding, including the fees and expenses of any appraisers, will be assessed against Tenet unless the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment at a higher amount than that offered by Tenet. Both Tenet and the dissenters must bear their own respective legal fees and expenses, unless the court requires one party to pay such legal fees and expenses because of the conduct of such party. The loss or forfeiture of appraisal rights simply means the loss of the right to receive a cash payment from Tenet in exchange for shares. In such event the shareholder would still hold the appropriate number of shares of Tenet.


RECOMMENDATION OF THE BOARD OF DIRECTORS


      The Board of Directors has determined that the Transaction is in the best interests of Tenet. The Board of Directors has unanimously approved the Asset Purchase Agreement and the Transaction and unanimously recommends that you vote in favor of the proposal to approve the Asset Purchase Agreement and the Transaction.


VOTE REQUIRED


      The Transaction will constitute a sale of substantially all of our assets. The Board of Directors has determined that we will proceed with the Transaction only if the Asset Purchase Agreement and the Transaction are approved by a majority of all issued and outstanding shares.

                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE
           FOR THE PROPOSAL TO APPROVE THE ASSET PURCHASE AGREEMENT
                             AND THE TRANSACTION.



                                  PROPOSAL #2

   APPROVAL OF THE WRITTEN CONSENT RESOLUTIONS AND APPROVAL AND ADOPTION OF
                            RELATED AMENDED ARTICLE

      Our Board of Directors has unanimously approved, and recommends that our shareholders approve, resolutions authorizing our shareholders to act by the written consent of fewer than all shareholders entitled to vote with respect to the action, to the fullest extent permitted by applicable Utah corporate law (the "Written Consent Resolutions").

      Currently, Section 704 of the Utah Revised Business Corporation Act (the "Revised Act") permits action to be taken by the written consent of shareholders having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted (subject to specified restrictions, including but not limited to the election of directors of a corporation). However, Section 1704(4) of the Revised Act specifies that the provisions of Section 704 may not operate to permit a corporation in existence prior to July 1, 1992 (and thus having been subject to the provisions of the Utah Business Corporation Act which only permitted action by written consent of all shareholders entitled to vote on an issue) to take action by written consent of fewer than all shareholders entitled to vote with respect to a matter, until a resolution providing otherwise is approved by the shareholders, either by unanimous written consent or at a duly convened meeting.

      In compliance with Section 1704(4) of the Revised Act, the Board of Directors recommends that the shareholders approve and adopt the following Written Consent Resolutions:

           RESOLVED: That the shareholders of the corporation resolve to permit any action which may be taken at any annual or special meeting of shareholders to be taken without a meeting, as permitted by Section 704 of the Utah Revised Business Corporation Act (the "Revised Act").

           RESOLVED FURTHER: That to the maximum extent permitted by Section 704 of the Revised Act, without regard to the limitations of Section 1704(4) of the Revised Act, any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting, and without prior notice, if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.

           RESOLVED FURTHER: That to the extent the bylaws of the corporation may contain any provision inconsistent with the foregoing resolutions or permit action to be taken by a written consent of the shareholders only if signed by all shareholders, then such bylaw provisions are hereby amended to permit the taking of action by the written consent of shareholders in the manner provided in Section 704 of the Act and in the preceding resolutions.

      In addition, the Board of Directors recommends that the shareholders approve and adopt an amendment to our Articles of Incorporation (see Exhibit B, Amended and Restated Articles, Article VI) which expressly references the right of our shareholders' to take action by the written consent of fewer than all shareholders, to the extent permitted under applicable Utah corporate laws.
The Board of Directors believes that including such amendment in our Articles of Incorporation will have the effect of implementing the Written Consent Resolutions and affording our management and shareholders more durable and accessible evidence of our shareholders' intent to be governed by Section 704 of the Act.

      Generally, adoption of the Written Consent Resolutions may make it easier for our shareholders to govern the company. Allowing shareholders to take action by the written consent of fewer than all of the shareholders entitled to vote with respect to a particular action will make it practical for our shareholders to act without the necessity and expense of holding a meeting of shareholders, particularly given that Tenet is subject to the disclosure requirements and proxy solicitation rules and regulations under the Securities Exchange Act of 1934. Moreover, the Written Consent Resolutions will likely better enable our shareholders to initiate corporate action independently of our management, because our shareholders will not be required to call a special meeting in those circumstances where it is not practical to obtain the written consent of all shareholders entitled to vote on the action, as would be the case without adoption of the Written Consent Resolutions. Approval of the Written Consent Resolutions promotes the notion that there should be no distinction between action taken by less than unanimous written consent of the shareholders or action taken at a meeting in which other shareholders present and voting could not preclude the taking of the action in any event. In such cases little is gained by requiring Tenet to incur the expense of holding a meeting.

      On the other hand, approval of the Written Consent Resolutions will at times enable the holders of a simple majority of the outstanding common stock to take shareholder action without affording other shareholders the opportunity to consider and vote on the matter at a meeting of shareholders. Moreover, the Written Consent Resolutions may have the effect of making less difficult shareholder actions that do not have the support of the Board of Directors.
For example, the Written Consent Resolutions may have the effect of enabling a person to make a tender offer or otherwise attempt to gain control of Tenet even if such person were unwilling or unable to submit its proposals to a vote of the shareholders at a meeting. Conversely, requiring the written consents of all shareholders entitled to vote in connection with an acquisition or other attempt to take control of Tenet may make such acquisition or attempt to take control more difficult or delay such actions by a person or group acquiring a substantial percentage of the outstanding shares of our common stock. Finally, the Written Consent Resolutions may also enable a holder who controls or holders who control a majority of our common stock to use the written current procedure to take shareholder action unilaterally.

      The Board of Directors has determined that the potential benefits which may result following adoption of the Written Consent Resolutions outweigh the potential risks described above. The proposal to approve and adopt the Written Consent Resolutions is not made in response to any efforts of which we are aware to accumulate Tenet's stock or to obtain control of Tenet. Adoption of the Written Consent Resolutions may make us a more attractive target for acquisition by an outsider by making it less difficult for such person to obtain control of Tenet, however.

      The Board of Directors has determined that it would be advantageous to Tenet and its shareholders to adopt the Written Consent Resolution in order to facilitate shareholder governance of the corporation while simultaneously making such governance more efficient and less expensive.

VOTE REQUIRED

      Approval and adoption of the Written Consent Resolutions and the related amended article require the affirmative vote of a majority of the shares of common stock voted at the Special Meeting. Unless you specify otherwise on your signed, dated proxy, your shares will be voted in favor of approval and adoption of the Written Consent Resolutions.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL AND ADOPTION OF THE WRITTEN CONSENT RESOLUTIONS AND APPROVAL AND ADOPTION OF
        THE AMENDED ARTICLE RELATED TO THE WRITTEN CONSENT RESOLUTIONS.




                                  PROPOSAL #3

APPROVAL OF STOCK SPLIT RESOLUTION AND APPROVAL AND ADOPTION OF RELATED AMENDED
                                    ARTICLE



      Our Board of Directors has unanimously approved, and recommends that our shareholders approve a one-for-twenty reverse stock split of the outstanding shares of Tenet's common stock, to take effect upon the filing of the Amended and Restated Articles with the Utah Department of Commerce, Division of Corporations and Commercial Code and approve and adopt an amendment to our Articles of Incorporation to effect a reverse split of our issued and outstanding common stock (see Exhibit B, Amended and Restated Articles, Article
III). The reverse split will combine every group of 20 outstanding shares of the common stock held by any shareholder into one share of common stock. If this amendment is approved by our shareholders, the Board of Directors will have the authority to effect the reverse stock split by filing the Amended and Restated Articles with the Division. If this amendment is adopted, there will be no change in the number of authorized shares of common stock and no change in the per share par value of the common stock. The Board of Directors recommends that the shareholders approve and adopt the following resolution:


           RESOLVED: That the shareholders of the corporation resolve to approve a one-for-twenty reverse stock split of the outstanding shares of Tenet's common stock, to take effect upon the filing of the Amended and Restated Articles with the Utah Department of Commerce, Division of Corporations and Commercial Code


      We will not issue scrip or fractional shares, or certificates for fractional shares, in connection with the reverse stock split. We estimate that four of our 314 shareholders of record own an aggregate of less than twenty shares each and will be paid cash for their shares, leaving Tenet with 310 shareholders of record. Any fractional shares that may result for other shareholders will be redeemed in cash based on the fair market value of our common stock. Shares held by shareholders affiliated with one another will be aggregated for this purpose to the extent commercially practicable. For purposes of the payment for fractional shares, our Board of Directors has determined that the fair market value of our common stock is $0.02 per pre-split share. We estimate that Tenet will pay an aggregate of less than $100.00 to holders of fractional shares of common stock after the reverse split. The reverse stock split is not intended to be a step in a plan to initiate a "going private transaction". Management has no plans to initiate a "going private transaction".

REASONS FOR THE PROPOSED REVERSE SPLIT


      The Board of Directors believes that the current per-share market price of our common stock may impair the acceptability of our common stock to certain institutional investors and other members of the investing public. Theoretically, the number of shares outstanding should not, by itself, affect the marketability of the stock, the type of investor who acquires it, or our reputation in the financial community. In practice this is not necessarily the case, as certain investors view low-priced stock as unattractive or, as a matter of policy, are precluded from purchasing low-priced stock because of the greater trading volatility sometimes associated with such securities. Accordingly, one purpose of the reverse stock split is to help raise our reputation in the financial community.


      In approving the proposed reverse stock split, our Board of Directors considered that Tenet's common stock may not appeal to brokerage firms that are reluctant to recommend lower-priced securities to their clients. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Also, the Board believes that most investment funds are reluctant to invest in lower-priced stocks.


      An additional purpose of the reverse stock split is to increase the market price of our common stock in order to meet the listing criteria of national securities exchanges such as the NASDAQ SmallCap Market ("NASDAQ"). Our common stock is presently eligible for quotation on the National Association of Securities Dealers' Over the Counter Bulletin Board (the "OTCBB"), which was established for securities that do not meet the NASDAQ listing requirements, and is not presently listed on any securities exchange. In order to be listed on a securities exchange or NASDAQ, we must meet the listing standards of the securities exchange or NASDAQ and have our listing application approved by the securities exchange or NASDAQ. NASDAQ and each securities exchange has its own listing requirements and application process. However, the listing standards of NASDAQ and each securities exchange generally require that all applicants have a minimum per share closing trading price on their common stock.


      Our Board of Directors believes that it is important to provide our shareholders with the best possible market for trading our common stock. The OTCBB is generally considered less efficient and less liquid than NASDAQ or any securities exchange. Consequently, if it were listed on a securities exchange or NASDAQ, selling our common stock could be easier because larger quantities of shares might be bought and sold, transactions might be executed more efficiently, and securities analysts' and news media coverage might be increased.


      These factors could result in higher prices and lower spreads in the bid and ask prices for shares of our common stock. A listing on a securities exchange could also improve our ability to raise additional capital through equity or debt financing and, to the extent the stock price increases as a result of or in connection with such listing, ownership dilution to shareholders might be reduced if we issue equity in financing or other transactions, since less shares will need to be issued in order to raise a specific amount of capital.


      We cannot assure you that the reverse stock split will accomplish these objectives or that we will seek to have our Common Stock listed on NASDAQ or any securities exchange. While we expect that the reduction in the outstanding shares of common stock will increase the market price of the common stock, we cannot assure you that the reverse stock split will increase the market price of the common stock by a multiple equal to the reverse split ratio of twenty or result in any permanent increase in the market price (which can be dependent upon many factors, including, but not limited to, our business and financial performance and prospects). Should the market price decline after the reverse stock split, the percentage decline may be greater, due to the smaller number of shares outstanding, than it would have been prior to the reverse stock split. Additionally, there can be no assurance that by meeting the listing requirements for minimum trading price our stock will be listed on a securities exchange such as NASDAQ. In some cases, the stock price of companies that have effected reverse stock splits has subsequently declined back to pre-reverse split levels.


      There are other reasons why a reverse stock split may be perceived negatively in the marketplace. In addition to the fact that the number of shares available for trading is reduced, which generally has the effect of reducing liquidity, round lots (i.e., lots in multiples of 100 shares) may be converted into odd lots due to the split, which may in turn increase transaction costs for shareholders. We cannot assure you that the market price of our common stock immediately after the effective date of the proposed reverse stock split will be maintained for any period of time or that the ratio of post and pre-split shares will remain the same after the reverse stock split is effected, or that the reverse stock split will not have an adverse effect on our stock price due to the reduced number of shares outstanding after the reverse stock split.

EFFECT OF THE REVERSE SPLIT GENERALLY


      Upon the effectiveness of the reverse stock split, you will own fewer shares than you owned prior to the reverse split. The number of post-split shares will be determined by dividing the number of shares owned immediately prior to the effective time of the reverse stock split by twenty. Thus, if you owned 1,000 shares of our common stock prior to the reverse split, then, after the effective time of the reverse split, you will own 50 shares of our common stock.


      The reverse stock split will simultaneously apply to all outstanding shares of our common stock. On August 29, 2003, we had 19,336,213 issued and outstanding shares of our common stock. Accordingly, if the Record Date was the effective time of the reverse stock split, then we would have approximately 966,811 issued and outstanding shares of our common stock on a post-split basis. The reverse stock split will affect all shareholders uniformly and will not materially change their proportionate ownership interests (except to the extent we redeem fractional shares, as more specifically described herein), nor will the reverse split alter the respective voting rights of holders of our common stock. The common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable.


      Because the number of authorized shares of our common stock will not be reduced, the overall effect of the reverse stock split will be an increase in authorized but unissued shares of our common stock. These shares may be issued by the Board of Directors in its discretion. Any future issuance will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of our common stock. The Board currently has no plans, proposals, or other arrangements that would involve issuance of these shares.


      If approved by our shareholders at the Special meeting, we will file the Amended and Restated Articles with the Division shortly after the closing date of the Transaction. However, if for any reason the Transaction is not completed as currently anticipated, we may proceed with the filing of the Amended and Restated Articles. The reverse stock split will become effective upon the filing of the amendment with the Division (the "Effective Date"). At the Effective Date, each certificate representing our common stock prior to the reverse stock split will be deemed for all corporate purposes to evidence ownership of post-split shares. There is no "issuance" resulting from the reverse stock split.


      Promptly after the Effective Date, you will be notified that the reverse stock split has been effected. Our stock transfer agent, Interwest Transfer, whom we refer to as the exchange agent, will implement the exchange of stock certificates representing outstanding shares of common stock. You will be asked to surrender to the exchange agent certificates representing your pre-split shares in exchange for certificates representing your post-split shares in accordance with the procedures to be set forth in a letter of transmittal which we will send. You will not receive a new stock certificate representing your post-split shares until you surrender your outstanding certificate(s) representing your pre-split shares, together with the properly completed and executed letter of transmittal to the exchange agent.


PLEASE DO NOT DESTROY ANY STOCK CERTIFICATE OR SUBMIT ANY CERTIFICATES UNTIL YOU ARE REQUESTED TO DO SO.


SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT


      The following is a summary of certain material federal income tax consequences of the reverse stock split; however, this does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split. It does not discuss any state, local, foreign or minimum income or other U.S. federal tax consequences. Also, it does not address the tax consequences to shareholders who are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the pre-split shares were, and the post-split shares will be, held as "capital assets," as defined in the Internal Revenue Code of 1986, as amended (generally, property held for investment). Your tax treatment may vary depending upon your own particular facts and circumstances.

      You should recognize no gain or loss upon your exchange of your pre-split shares for post-split shares pursuant to the reverse stock split. In general, shareholders who receive cash upon redemption of their fractional share interests as a result of the reverse stock split will recognize gain or loss based on their adjusted basis in the fractional share interests redeemed. The federal income tax liability, if any, generated by the receipt of cash in lieu of a fractional interest should not be material in amount in view of the low value of the fractional interest.


      The aggregate tax basis of the post-split shares received in the reverse stock split (including any fraction of a post-split share deemed to have been received) will be the same as your aggregate tax basis in the pre-split shares you exchanged. Your holding period for the post-split shares will include the period during which the you held the pre-split shares surrendered in the reverse stock split.


      We believe that the reverse stock split will qualify as a "recapitalization" under Section 368(a)(1)(E) of the Internal Revenue Code. As a result, we will not recognize any gain or loss as a result of the reverse stock split.


SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS FOR MORE DETAILED INFORMATION REGARDING THE EFFECTS OF THE PROPOSED REVERSE SPLIT ON THEIR INDIVIDUAL TAX STATUS


AUTHORIZED SHARES; FUTURE FINANCINGS.


      Upon effectiveness of the proposed reverse stock split, the number of authorized shares of common stock that are not issued or outstanding would increase from approximately 79,833,795 shares to approximately 98,991,744 shares. Tenet will continue to have 100,000,000 shares of authorized common stock and 1,000,000 shares of authorized preferred stock. Authorized but unissued shares will be available for issuance, and Tenet may issue such shares in financings or otherwise. If Tenet issues additional shares, the ownership interest of holders of Tenet's common stock will likely be diluted. Also, the issued shares may have rights, preferences or privileges senior to those of Tenet's common stock.


      Summary of effect of reverse split:

                           Pre-split     Post-split
Issued & Outstanding        19,336,205        966,756
Authorized                 100,000,000    100,000,000
Reserved for issuance          830,000         41,500
Unreserved for issuance     79,833,795     98,991,744





ACCOUNTING MATTERS.


      The proposed reverse stock split will not affect the par value of Tenet's common stock. As a result, on the effective date of the reverse stock split, the stated capital on Tenet's balance sheet attributable to Tenet's common stock will be reduced to 1/20 of its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of Tenet's common stock will be increased because there will be fewer shares of Tenet's common stock outstanding.


POTENTIAL ANTI-TAKEOVER EFFECT.


      Although the increased proportion of unissued authorized shares of common stock to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Tenet's Board or contemplating a tender offer or other transaction for the combination of Tenet with another company), the reverse stock split proposal is not being proposed in response to any effort of which Tenet is aware to accumulate Tenet's shares of common stock or obtain control of Tenet, nor is it part of a plan by management to recommend a series of similar amendments to Tenet's Board of Directors and shareholders.

EFFECT UPON OUTSTANDING OPTIONS AND WARRANTS.


      TENET HAS OUTSTANDING OPTIONS TO PURCHASE FOR 830,000 SHARES OF COMMON STOCK. POST-SPLIT, THESE OPTIONS WILL COVERT TO 41,500 SHARES. THE PRE-SPLIT OPTION PRICE IS $0.10 PER SHARE AND IS ANTI-DILUTIVE.

VOTE REQUIRED

      Approval and adoption of the Reverse Split Resolution and related amended article require the affirmative vote of a majority of the outstanding shares of our common stock as of the record date for the Special Meeting. Unless you specify otherwise on your signed, dated proxy, your shares will be voted in favor of approval and adoption of the Reverse Split Resolution and related amended article.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL
  OF THE STOCK SPLIT RESOLUTION AND APPROVAL AND ADOPTION OF RELATED AMENDED
                                    ARTICLE



                                  PROPOSAL #4

     APPROVAL OF ELIMINATION OF ARTICLES RELATED TO  ACQUISITION BY TENET
              OF ITS OWN SHARES AND DISTRIBUTIONS TO SHAREHOLDERS

GENERAL


      Our Board of Directors has unanimously approved, and recommends that the shareholders approve and adopt, deletions from our Articles of Incorporation which would eliminate provisions for Tenet to acquire its own shares and make distributions to shareholders. The rights and restrictions given by these two articles are specified by Utah Corporate law, making these two articles unnecessary.


           A.    DELETION OF ARTICLE VI, ACQUISITION BY TENET OF ITS OWN SHARES


      Article VI of our Articles of Incorporation currently provides that Tenet has the right to purchase, take, receive or otherwise acquire, hold, own, pledge, transfer or otherwise dispose of its own shares, subject to the limitation that Tenet's purchase of its own shares must be made only to the extent of unreserved and unrestricted earned surplus and capital surplus available for that purpose. We have omitted Article VI in its entirety from the Amended and Restated Articles, because this provision does not provide additional rights to, nor does it impose additional restrictions on, Tenet in connection with the acquisition of its own stock not currently provided in the
Act.   Deletion of Article VI will have no material effect on shareholders.
There is no change in Tenet's ability to acquire its own shares in either quantitative or qualitative terms. Tenet currently has no plans to acquire any of its shares.


           B.    DELETION OF ARTICLE VII, DISTRIBUTIONS TO SHAREHOLDERS


      Article VII of our Articles currently provides that our Board of Directors may distribute, out of stated capital or capital surplus of the corporation, a portion of its assets, in cash or other property, subject to the provisions of the Utah Business Corporation Act, as amended. We have omitted
Article VII in its entirety from the Amended and Restated Articles, because this provision does not provide Tenet with additional rights, nor does it impose on Tenet additional restrictions, in connection with distributions to our shareholders not currently provided in the Act. Deletion of Article VII will have no material effect on shareholders. There is no change in Tenet's ability to provide distributions to shareholders. Tenet currently has no plans to provide any distributions to shareholders.



VOTE REQUIRED

      Approval of elimination of articles related to acquisition by Tenet of its own shares and distribution to shareholders requires the affirmative vote of a majority of the outstanding shares of our common stock as of the record date for the Special Meeting. Unless you specify otherwise on your signed, dated proxy, your shares will be voted in favor of approval and adoption of the Reverse Split Resolution and related amended article.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF ELIMINATION OF ARTICLES RELATED TO ACQUISITION BY TENET
              OF ITS OWN SHARES AND DISTRIBUTIONS TO SHAREHOLDERS




                                  PROPOSAL #5

             APPROVAL AND ADOPTION OF AMENDED ARTICLES RELATED TO
      PROVISIONS NO LONGER NECESSARY AND CONSOLIDATION OF ARTICLES INTO
                RESTATED AND AMENDED ARTICLES OF INCORPORATION




      ELIMINATION OF PROVISIONS NO LONGER NECESSARY OR APPROPRIATE UNDER UTAH CORPORATE LAW.

      A final purpose of the approval and adoption of the Amended and Restated Articles is to simplify our Articles of Incorporation by consolidating various amendments and eliminating obsolete provisions of our Articles of Incorporation as currently restated and amended. In addition to the amendments specifically described above, our Board of Directors recommends that we further amend our Articles of Incorporation as follows in order to make our Articles consistent with the Act.


           A.    DELETION OF ARTICLE II, DURATION OF TENET


      Article II of our Articles of Incorporation currently provides that Tenet shall exist perpetually unless earlier dissolved according to law. We have omitted Article II from the Amended and Restated Articles. Pursuant to Section 302 of the Act, every Utah corporation has perpetual duration until dissolved as provided in the Act, making this Article unnecessary.


           B.    MODIFICATION OF ARTICLE III, THE CORPORATE PURPOSE OF TENET


      Article III currently provides that Tenet is organized (1) to develop, construct and market computer related information and testing services for use in the medical and health fields and to engage in any other business resulting from such activities and (2) to engage in any other acts, activities and pursuits for which a corporation may be organized under the Utah Business Corporation Act. We have omitted from Article III of the Amended and Restated Articles the language related to the development, construction and marketing of computer related information and testing services for use in the medical and health fields and other business resulting from such activities. Omitting this language will make our Articles of Incorporation consistent with the fact that, upon completion of the Transaction, we will have no specific business purpose until we identify and complete an acquisition or similar transaction. The Act currently provides that it is sufficient for the Articles of Incorporation to provide that the purpose of Tenet is to engage in any lawful act or activity for which corporations may be organized under the Act. The proposed amendment to Article III is consistent with this requirement.


           C.    ADDITIONAL MODIFICATIONS

      The Board of Directors recommends the restatement of our Articles of Incorporation which would incorporate all amendments and consolidate all changes into a single document, our Amended and Restated Articles (see Exhibit B, Amended and Restated Articles). In addition to the amendments set forth above, in the Amended and Restated Articles we have further modified our Articles of Incorporation by deleting the phrase "Utah Business Corporation Act" in each provision where it appears, substituting therefore the "Utah Revised Business Corporation Act," and by renumbering the Articles to account for the deletion of old articles and the insertion of new articles.

      Other than the specific amendments named herein, the remaining provisions of our Articles of Incorporation, as currently in effect, will not be changed as a result of the approval and adoption of the Amended and Restated Articles.

VOTE REQUIRED


      Approval of the Amended and Restated Articles requires the affirmative vote of a majority of the outstanding shares of our common stock as of the record date for the Special Meeting. Unless you specify otherwise, your returned signed proxy will be voted FOR approval and adoption of the Amended and Restated Articles.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE AND ADOPT
                      THE AMENDED AND RESTATED ARTICLES.



                                  PROPOSAL #6

                       ELECTION OF THE DIRECTOR NOMINEES

GENERAL

      The number of authorized directors on our Board of Directors may be varied by the Board of Directors, but may not be less than three. Currently, the number of authorized directors on the Board of Directors is set at three, and each position on the Board is currently filled. The Board of Directors has determined that it is in the best interests of Tenet and its shareholders to nominate each of the current directors, being Mr. Jerald L. Nelson, Mr. Eric J. Nickerson and Mr. Fred Anderson, for reelection at the Special Meeting.

      The Board of Directors has nominated MR. JERALD L. NELSON, MR. ERIC J. NICKERSON and MR. FRED ANDERSON (the "Director Nominees") for election as directors at the Special Meeting. Each of Messrs. Nelson, Nickerson and Anderson will be elected to serve for a one year term expiring at Tenet's annual meeting in 2004, until his respective successor is duly elected and qualified or until his earlier resignation. There are no family relationships among any of Tenet's directors or executive officers. Unless you specify otherwise, your returned signed proxy will be voted FOR each of the Director Nominees. In the event a Director Nominee is unable to serve, your proxy may vote for another person nominated by the Board of Directors to fill that vacancy. The Board of Directors has no reason to believe that any of its Director Nominees will be unavailable.

VOTE REQUIRED

      A plurality of the votes represented at the meeting is required to elect a director.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE
                        DIRECTOR NOMINEES LISTED ABOVE.

DIRECTORS

      Set forth below is the principal occupation of, and certain other information regarding, the Director Nominees.

      JERALD L. NELSON. Jerald L. Nelson has served as a director, president and chief operating officer of the Company since December 1993. Effective July 10, 1996, Dr. Nelson was appointed Chairman of the Board of Directors, and relinquished his position as President and Chief Operating Officer. On June 5, 2001, the board elected Dr. Nelson to the position of Corporate Secretary, a position which Dr. Nelson held until May 2, 2003. The Board re-elected Dr. Nelson as President of the Company effective May 2, 2003. Dr. Nelson received his Ph.D. in Economics from North Carolina State University in 1974. From 1974 to 1984, Mr. Nelson worked or consulted with several Fortune 500 firms, including US Industries, TransWorld Airlines, GTE, Xerox, Pitney Bowes and General Foods. From 1984 until December 1993, Mr. Nelson worked with various businesses as an investment banker and business advisor. He has also consulted with or served on the Board of Directors of numerous Utah firms including Arrow Dynamics, Beacon Financial, Interwest Home Medical, Gentner Communications and One-2-One Communications, where he also served as chairman and chief executive officer.

      ERIC J. NICKERSON. Eric J. Nickerson has served as a director since June of 1990. Mr. Nickerson was a member of the faculty of the United States Military Academy at West Point, New York from 1989 to 1993. In June 1993, Mr. Nickerson retired as a United States Air Force officer. Currently, Mr. Nickerson is a private investor and directs personal accounts and two investing partnerships: "Third Century II" and "Z Fund."

      FRED J. ANDERSON. Fred J. Anderson has served as a director since May 23, 2003. The Board elected Mr. Anderson to serve as Tenet's Chief Operating Officer and Corporate Secretary effective May 2, 2003. Mr. Anderson served as Tenet's Chairman of the Board from May 1992 until July 1995, when he resigned to manage his family's land and livestock interests. Mr. Anderson also served as the Chief Financial Officer of Tenet from 1986 until 1996. From 1980 until 1984, Mr. Anderson served as Vice President for Mountain States Resources. He received his BS in Accounting and an MBA from Utah State University.

BOARD MEETINGS AND COMMITTEES

      During the fiscal year ended June 30, 2003 the Board of Directors held 5 board meetings either in person or telephonically. Each of the Director Nominees attended at least 75% of the meetings of the Board of Directors.
The Board of Directors currently has no standing committees.

DIRECTORS, EXECUTIVE OFFICERS PROMOTERS, AND CONTROL PERSONS OF TENET

      Information regarding the current directors and executive officers of Tenet is set forth under the heading "Directors," on page 33.

COMPENSATION OF DIRECTORS

      Each outside director is entitled to receive a $200 stipend per month. However, during the fiscal year ended June 30, 2003, Tenet failed to pay this fee to any director. Such amounts have been accrued on a monthly basis as an obligation owed by Tenet to its directors.



                               OTHER INFORMATION

EXECUTIVE COMPENSATION

      The following table sets forth information for the fiscal years ended June 30, 2003, 2002 and 2001 regarding the compensation of each executive officer of Tenet who served as the chief executive officer of Tenet at any time during the 2003 fiscal year (the "Named Executive officers").

                          SUMMARY COMPENSATION TABLE

                                                                                                  Long-Term Compensation
                                                                                            ----------------------------------
                                                 Annual Compensation                       Awards              Payouts
                                                    ------------                        --------------         -------
                                                                   Other        Restricted      Securities
                                                                   Annual         Stock         Underlying   LTIP    All Other
Name and Principal Position     Year     Salary     Bonus       Compensation      Awards          Options   Payouts Compensation
---------------------------     ----    --------    -----       ------------    ----------      ----------  ------- ------------
Frank Overfelt(1)               2003    $ 75,123        -                  -             -              -         -           -
President                       2002     104,810        -                  -             -              -         -           -
                                2001      76,360        -                  -             -              -         - $     3,600
Jerald L. Nelson (2)            2003         749        -                  -             -              -         -           -
Chairman, President             2002           -        -       $      1,000    $    2,703              -         -           -
Corporate Treasurer             2001           -        -                  -             -              -         -           -




(1) Mr. Overfelt terminated his employment with Tenet and resigned as its President in May of 2003.

(2) Effective May 3, 2003, the Board of Directors re-appointed Mr. Nelson as President of Tenet.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

      Since the beginning of the Company's last fiscal year, except as otherwise provided below, there have been no transactions or series of transactions between the Company and any executive officer, director or 5% beneficial owner of the Company's common stock in which one of the foregoing individuals had an interest of more than $60,000.

      Eric J. Nickerson, a director and significant shareholder of Tenet, has agreed that upon approval by the shareholders of the sale of our assets to ClinicalVentures as provided herein, he will purchase from ClinicalVentures a promissory note in the principal amount of $360,000 in exchange for $289,000 in cash, which cash will facilitate payment by ClinicalVentures of the full purchase price in cash at the closing of the sale of assets. The promissory note shall be due and payable, without interest, in equal monthly installments in the amount of $6,000 each, with penalties for non-payment.
ClinicalVentures' obligations under the promissory note will be secured by the assets of Tenet acquired by ClinicalVentures pursuant to a Security Agreement by and between Mr. Nickerson and ClinicalVentures, and dated of even date.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      We believe that Fred Anderson, an executive officer of Tenet since May 2, 2003, failed to file a Form 3, as required by Section 16(a) of the Securities Exchange Act of 1934.

      We believe that Eric Nickerson, a director and significant shareholder of Tenet, may have failed to file one or more Forms 4 in connection with one or more transactions which occurred during our most recently completed fiscal year, pursuant to which Third Century Fund II, of which Mr. Nickerson is a Senior Partner, acquired additional shares of our Common Stock. However, such transaction or transactions may have qualified for delayed reporting on Form 5.

INDEPENDENT PUBLIC ACCOUNTANTS

      Hansen, Barnett & Maxwell served as our independent accountants for the fiscal year ended June 30, 2003 and 2002 and has been selected by our Board of Directors to serve in such capacity for the current year. We incurred the following expenses to Hansen, Barnett & Maxwell associated with the fiscal years ended June 30, 2003 and 2002:


                              Fiscal Year ended       Fiscal Year Ended
                                June 30, 2003(1)        June 30, 2002
                                -------------           -------------

     Audit Fees(2)              $    13,000             $    12,000

     Audit-Related Fees         $         0             $         0

     Tax Fees                   $         0             $         0

     All Other Fees             $         0             $         0

     Total                      $    13,000             $     12,000



      (1) Estimated. We anticipate that audit fees associated with the 2003 fiscal year will be slightly more than those audit fees associated with the 2002 fiscal year.

      (2) Audit Fees consisted of fees incurred for the audit of our consolidated financial statements and related quarterly reviews, as well as any other services normally provided by Hansen, Barnett & Maxwell in connection with statutory or regulatory filings or engagements for those periods.

      A representative of Hansen, Barnett & Maxwell is not expected to be present at the Special Meeting to make a statement or to respond to questions.

                             SHAREHOLDER PROPOSALS

      We anticipate that we will hold our next annual meeting of the shareholders on November 12, 2004, and subsequent annual meetings on the second Friday of each November thereafter. The deadlines below assume that we will deliver the proxy statement related to the November 2004 annual meeting of shareholders on or about October 22, 2004.

      If you wish to submit proposals to be included in Tenet's year 2004 proxy statement, we must receive them on or before June 24, 2004. Please address your proposals to Corporate Secretary, Tenet Information Services, Inc., 53 West 9000 South, Sandy, Utah, 84070.

      If you wish to raise a matter before the shareholders at the year 2004 annual meeting, you must notify the Corporate Secretary in writing by not later than September 7, 2004. Please note that this requirement relates only to matters you wish to bring before your fellow shareholders at the annual meeting. It is separate from the SEC's requirements to have your proposal included in the proxy statement.

      Receipt by Tenet of any such proposal from a qualified shareholder in a timely manner will not guarantee its inclusion in Tenet's proxy materials or its presentation at the 2004 annual meeting because there are other requirements in the proxy rules.

                                 ANNUAL REPORT


      We have filed our Annual Report on Form 10-KSB for the year ended June 30, 2002. A copy of the Annual Report on Form 10-KSB, along with our Quarterly Reports on Form 10-QSB for the three month periods ended September 30, 2002, December 31, 2002, and March 31, 2003, as filed with the Securities and Exchange Commission, are included with, but are not deemed a part of, this proxy soliciting material. Our reports and other filings also may be obtained from the SEC's on-line database, located at www.sec.gov.


      We will provide without charge to each person solicited, upon written request of any such person, additional copies of our Annual Report on Form 10-KSB, including the consolidated financial statements and the financial statement schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934. Direct any such correspondence to Jerald L. Nelson, President, Tenet Information Services, Inc., 53 West 9000 South, Sandy, Utah 84070.


                                        By Order of the Board of Directors



                                        /s/  Jerald L. Nelson
                                        ---------------------------
                                        Jerald L. Nelson, President

Sandy, Utah
September 24, 2003

SIDE 1


                                    PROXY
                        TENET INFORMATION SYSTEMS, INC.
          SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELDOCTOBER 22, 2003
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Jerald L. Nelson and Fred Anderson and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse, all shares of common stock of Tenet Information Services, Inc., a Utah corporation ("Tenet"), held of record by the undersigned, on August 29, 2003, at the Special Meeting in lieu of Annual Meeting of Shareholders (the "Special Meeting") to be held on October 22, 2003 at 9:00 a.m., local time, at Country Inns and Suites located at 10499 South Jordan Gateway, South Jordan, Utah 84095, or at any adjournment or postponement thereof, upon the matters set forth on the reverse, all in accordance with and as more fully described in the accompanying Notice of Special Meeting in lieu of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged.

   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3 AND "FOR" ELECTION OF THE DIRECTOR NOMINEES NAMED ON THE REVERSE. PLEASE COMPLETE, SIGN, AND DATE THIS PROXY WHERE INDICATED AND RETURN PROMPTLY IN THE ACCOMPANYING PREPAID ENVELOPE.

                        (To be Signed on Reverse Side.)



SIDE 2


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ITEMS 1, 2, 3, 4, 5, AND
      6, BELOW.


1. To consider and vote upon a proposal to approve the sale to ClinicalVentures, L.L.C. ("ClinicalVentures") of substantially all of the operating assets and the assignment of certain liabilities of Tenet (the "Transaction"), as well as the terms and conditions governing the Transaction as set forth in the Asset Purchase Agreement dated July 29, 2003 by and between Tenet and ClinicalVentures.


                 FOR        AGAINST          ABSTAIN


           /  /             /  /               /  /


2. To consider and approve resolutions and related amendment to the Articles of Incorporation of Tenet authorizing the shareholders of Tenet to take action by written consent of fewer than all of the shareholders entitled to vote with respect to the action, to the fullest extent permitted by Utah corporate law.


                 FOR        AGAINST          ABSTAIN


           /  /             /  /               /  /


3. To consider and approve a resolution and related amendment to the Articles of Incorporation of Tenet authorizing a one-for-twenty reverse split of the outstanding shares of common stock, to take effect upon the filing of the Amended and Restated Articles with the Utah Department of Commerce, Division of Corporations and Commercial Code.


                 FOR        AGAINST          ABSTAIN


           /  /             /  /               /  /


4. To consider and approve amendments to the Articles of Incorporation of Tenet, which amendments will include the following:

   a. Elimination of Articles VI of our Articles of Incorporation, which provides that Tenet may acquire its own shares. All rights and restrictions in Article VI are provided to Tenet in the Utah Revised Business Corporations Act (the "Act") making this Article unnecessary, and

   b. Elimination of Article VII of our Articles of Incorporation, which provides that Tenet may make distributions to shareholders. All rights and restrictions in Article VII are provided to Tenet in the Act, making this Article unnecessary;

                 FOR        AGAINST          ABSTAIN
           /  /             /  /               /  /



5. To consider and approve amendments to and a restatement of the Articles of Incorporation of Tenet, which amendments will include the following:

        a. Elimination of Article II, which provides that Tenet shall exist indefinitely. Under the "Act", every corporation has perpetual duration, making this article unnecessary;

        b. Modification to Article III which defines Tenet's purpose. The modification eliminates references to computers systems related to the medical and health fields and allows Tenet to engage in any acts, activities and pursuits for which a corporation may be organized under the Act;

        c. Deletion of references to the Utah Business Corporation Act, substituting references to the Utah Revised Business Corporation Act (this modification allows the Articles of Incorporation to be consistent with the State of Utah's adoption of a revised act, the renumbering of articles to be consistent with the deletion of articles), and the restatement of the Articles of Incorporation
           (the "Amended and Restated Articles") by incorporating in a single document the amendments approved and adopted by our shareholders at the Special Meeting, as well as all prior provisions still in effect.

                 FOR        AGAINST          ABSTAIN
           /  /             /  /               /  /



6.    To elect the following nominees to the Board of Directors of Tenet:
      JERALD L. NELSON, ERIC J. NICKERSON, and FRED ANDERSON (the "Nominees"), each to serve a one-year term expiring at Tenet's annual meeting to be held in the year 2004 and until their successors are duly elected and qualified.


                 [ ]   FOR all Nominees

                 [ ] Withhold Authority to vote for the Nominees listed below (TO WITHHOLD AUTHORITY FOR ONE OR MORE INDIVIDUAL NOMINEES, CROSS OUT THE NAME OF EACH SUCH PERSON)

                       Jerald L. Nelson

                       Eric J. Nickerson

                       Fred Anderson

                 [ ]   Abstain

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD USING THE ENCLOSED
ENVELOPE.


                                        2




Signature________________   Date______  Signature_______________  Date_______

NOTE:Please sign above exactly as the shares are issued.   When shares are held
    by co-tenants or joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                   EXHIBIT D

                       TENET INFORMATION SERVICES, INC.
                         ANNUAL REPORT ON FORM 10-KSB
                    FOR THE FISCAL YEAR ENDED JUNE 30, 2002



                             FORM 10-K(SB)
       SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
     Annual Report Pursuant to Section 13 or 15(d) of the Securities
                        Exchange Act of 1934


(Mark One)
[ x ]     ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
          OF THE SECURITIES EXCHANGE ACT OF 1934 (Fee Required)

     For the fiscal year ended June 30, 2002

[   ]     TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d)
     OF THE SECURITIES EXCHANGE ACT OF 1934 (No Fee Required)

     For the transition period from ____________ to _____________

                             Commission File No.  0-18113


                      TENET INFORMATION SERVICES, INC.
          (Exact name of registrant as specified in its charter)


               UTAH                               87-0405405
    (State or other jurisdiction               (I.R.S. Employer
  of incorporation or organization)          Identification No.)

     53 West 9000 South
     Sandy, Utah                                    84070
(Address of principal executive office)          (Zip Code)

        Registrant's telephone number, including area code (801) 568-0899

          Securities Registered Pursuant to Section 12 (g) of the Act:

                                  Common Stock
                                (Title of Class)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities and Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing
requirements for the past 90 days.  (1)  Yes X  No     (2) Yes X   No
                                            ---   ---         ---    ---

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB, or any amendment to
this Form 10-KSB [   ].

State issuer's revenues for its most recent fiscal year:          $ 717,005

State the aggregate market value of voting stock held by non-affiliates computed by reference to the price at which the common equity was sold, or the average bid and asked price of such common equity, as of a specified date within the past 60 days. No current market value for common stock within last 60 days.

The number of shares outstanding of the Registrant's Common Stock as of September 27, 2002 was 19,336,205.

                              TABLE OF CONTENTS
                                                                        Page #

PART I

     Item 1         Business                                               1

     Item 2         Properties                                             4

     Item 3         Legal Proceedings                                      5

     Item 4         Submission of Matters to a Vote of Security Holders    5

PART II

     Item 5         Market for the Registrant's Common Equity
                     and Related Stockholder Matters                       5
     Item 6         Management's Discussion and Analysis of Financial
                     Condition and Results of Operation                    5

     Item 7         Financial Statements                                   8

     Item 8         Changes In and Disagreements with Accountants on
                     Accounting and Financial Disclosure                   9


PART III

     Item 9         Directors, Executive Officers, Promoters and
                     Control Persons of the Registrant: Compliance with
                     Section 16)a) of the Exchange Act                     9

     Item 10   Executive Compensation                                     11

     Item 11   Security Ownership of Certain Beneficial
                Owners and Management                                     13

     Item 12   Certain Relationships and Related Transactions             14


PART IV

     Item 13   Exhibits and Reports on Form 8-K                           15


SIGNATURES                                                                16

EXHIBITS                                                              Attached

ITEM 1:   BUSINESS

General

The Company was incorporated on February 24, 1984 by employees of Telemed who organized the buyout of Telemed's pulmonary and respiratory care information services business. In March 1984, the Company purchased that business for cash and a promissory note.


By 1988, annual revenue had grown to $2.4 million and the Company completed an initial public offering of its common stock through Schneider Securities in 1989. By September 15, 1989, 23 hospitals were using the Company's respiratory care management systems (then referred to as "RCMS") and the Company employed 23 full and part-time employees.

Over time, with improvements in computer hardware and performance, the mini computer based RCMS product became dated. The last RCMS sale was made in January 1991. In 1994 a new senior management team was put in place.

In the following year, the Company acquired two complimentary businesses (see Acquisitions). Based on Y2K issues, a business decision was made to discontinue the RCMS product line.

Acquisitions:

International Healthcare Consulting Group Acquisition

Effective September 5, 1995, the Company acquired certain assets of The International HealthCare Consulting Group ("HCG"). The assets acquired included certain accounts receivable, equipment, software products and other intangible assets. In exchange for the assets acquired, the Company agreed to issue 50,000 shares of its common stock and assume $30,000 of debt.

Since 1986 HCG has provided healthcare institutions, mainly hospitals, with professional high-quality, cost effective, consulting services, which produce a more efficient, lower cost care delivery model while maintaining the highest quality of care standards. Consulting services are provided in the following areas:

..    Nurse Staffing and Patient Classification
..    Cost Benefit Analysis for Computerized Patient Records (CPR)
..    Productivity
..    Cost Accounting
..    Operations Assessment
..    Modeling and Simulation

National Microcomputer Corporation Merger

On September 29, 1995, the Company and National MicroComputer Corporation ("NMC") approved the terms of an Agreement and Plan of Reorganization (the "Agreement") pursuant to which NMC was merged with and into Tenet Merger Subsidiary, Inc., a wholly owned subsidiary of the Company incorporated for the purpose of effecting the merger. NMC developed and marketed an integrated information management/patient tracking system (EDNet) designed specifically for use in emergency departments.


NMC was founded in California in 1979 and originated the concept of a computerized patient tracking and information management system dedicated to emergency department operations. The Emergency Department Network ("EDNet") was first developed in 1989. Early versions ran on highly proprietary hardware and software with limited flexibility and functionality.


In 1991, the software was completely redesigned for IBM compatible PCs and utilized standard operating systems and database software.


EDNet, is an integrated information management/patient tracking system designed specifically for use in emergency departments. It is a collaborative information management tool used in real time by clinical and management personnel to collect data and provide information at the most efficient points in the patient care process. Demographic information is collected at registration either by way of an interface from the main hospital information system registration function or directly through the EDNet registration process. Clinical flow information is generated and recorded through the tracking system and at the time of discharge through use of custom configured discharge routines. Auxiliary data may be added at any time. Information is stored in linked relational databases, which are completely open and non-proprietary, accessible both within the system and through other compatible applications on a shared basis.

EDNet is currently in its sixth release, (EDNet) as a Windows 95/98/NT/2000 compliant product. Recent enhancements include discharge aftercare instructions database, a user-sortable patient tracking display and the development of triage assessment protocols, auto faxing, and auto paging. EDNet for Windows was released in the spring of 1998.


Marketing

The Company's marketing efforts are directed at broadening the market for its products by increasing awareness among directors of emergency departments and chief information officers. In support of its sales efforts, the Company conducts programs that include advertising, direct mail, trade shows and ongoing customer communications programs. The Company also keeps its customers informed of advances in the field through e-mail and other mailings. The Company maintains a Web site on the Internet that provides Company and product information for its products. (www.Tenetinfo.com).

The position of Vice President of Sales is vacant and is currently being filled by the Chief Operating Officer of the company.

As of June 30, 2002, the software division of the Company had sold its EDNet product to 24 emergency department and urgent care sites. All sites have annual maintenance contracts for continued support and updates. As of June 30, 2002 the Company was in the process of installing EDNet upgrades at 5 DOS clients.

In response to client requests the company has enhanced its basic EDNet software to other hospital applications. ARCNet, which is used in same day surgery and ambulatory care departments and IntelliChartr which helps to make hospital staffing decisions based on patient care needs have been developed and installed.

The Consulting division provides consulting support to major hospitals throughout the country. These services consist primarily of cost benefit evaluations, patient classification for nursing, and productivity management for all other departments. Consulting services are charged on a negotiated fee basis

Customers receive maintenance support from a staff of experienced customer specialists via a telephone "hot line". Annual maintenance contracts are required at each site and are provided for a fixed price. Included in the annual maintenance contracts are periodic product upgrades and feature/function enhancements. New modules are furnished at an additional cost.

EDNet  Product Development

Development efforts are focused on the enhancement of the EDNet product. Research is being conducted on the integration of nursing and physician documentation. Voice recognition and radio frequency are being investigated as possible product enhancements. An inpatient nursing application, (IntelliChart), building upon existing EDNet software, is being beta-tested at a major consulting client site. IntelliChart utilizes the main library set of EDNet to provide inpatient-nursing units with a real time patient tracking system. The primary focus of IntelliChart is to provide the nursing staff an automated methodology to determine patient dependency. Patient dependency is determined based upon the patient's care needs and is translated into staffing requirements on shift and staff skill level basis.

EDNet is now an enterprise level solution, which has greatly enhanced the durability of the product by being able to serve at either single or multi location hospitals. A majority of the development effort has been expended on this enhancement.

The software divisions future success will depend on its ability to continue to enhance its current product line and to continue to develop and introduce new products that keep pace with competitive product introductions and technological developments, satisfy diverse and evolving customer requirements and otherwise achieve market acceptance.

Protection of Proprietary Rights

The Company holds a registered trademark on the name "IntelliChart". In addition, the Company expects to seek certain patent, trademark and/or copyright protection in the further development of its new products, if appropriate. The Company has entered into non-disclosure agreements with employees, consultants and customers to protect its proprietary technology.

Capital Stock

The Company's Articles of Incorporation authorize the board of directors, without shareholder approval, to issue up to 1,000,000 shares of preferred stock with such rights and preferences as the board of directors may determine in its discretion. The board of directors has the authority to issue shares of preferred stock having rights prior to the common stock with respect to dividends, voting and liquidation.

The current authorized common stock of the Company is 100,000,000 shares.

Employees

At June 30, 2002, the Company employed seven full-time employees, one parttime employee and several independent service contractors. The number of employees and their responsibilities are as follows: three professional, three technical, and two administrative.

Competition

The health care information systems industry is highly competitive. There are many companies of considerable size and expertise that could enter the Company's market for emergency management systems. The Company is aware of competing emergency department information systems.

The Company's products target the emerging market for computerized patient and data management products in hospital and urgent care settings.

The Company faces direct competition in the emergency department market from several other firms. Many of these competitors have significantly greater resources, name recognition and larger installed bases of customers than the Company.

As a result, these potential competitors may be able to devote greater resources to the development, promotion and sale of their products than the Company.

The Company believes that it is imperative that it be competitive in service and product performance. The Company stresses customer service wherever the product is placed.

With the enhancements to the capabilities of networks, the Company has determined it must adopt new technology in order to continue to compete effectively in the large hospital marketplace. As discussed in Product Development, the Company is further developing and converting its products. This effort is expected to enable the Company to compete in this marketplace.

ITEM 2:   PROPERTIES

The Company's headquarters were relocated to Sandy, Utah in March 2001. The Company leases approximately 1,920 square feet of office space at a total cost of approximately $2,350 per month. This is pursuant to a lease that expires on November 9, 2004.

ITEM 3:   LEGAL PROCEEDINGS

The Company is not a party to any material pending legal proceedings, nor to the knowledge of management, is any litigation threatened against the Company.

ITEM 4:   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None

PART II

ITEM 5:   MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER
          MATTERS

The Company's Common Stock began trading in the over-the-counter market in May 1989. Prices were quoted on the National Association of Security Dealers Automated Quotation System ("NASDAQ") under the symbol "TISI" until November 1, 1991 at which time the Company was suspended from NASDAQ for untimely filings and inadequate financial resources. On September 3, 1996, the symbol was changed to "TISV."

Just prior to its suspension from NASDAQ on November 1, 1991, the reported closing bid and asked prices of the Company's Common Stock were $.03125 and $.0625, respectively. In 1996 limited public trading of the Company's Common Stock resumed with price quotations available on the over the counter "bulletin board". During fiscal year ended June 30, 2002 a limited number of shares traded on the bulletin board market at a price range of $0.05 to $0.15.

In March, the Company was advised that the bulletin board listing had been suspended pending completion of the appropriate filings.

The number of shareholders of record for the Company's Common Stock as of June 30, 2002 was 314, which include depositories and broker/dealers who hold shares of Common Stock in "nominee" or "street" names.

ITEM 6: MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

General

The following discussion contains forward-looking statements regarding the company, its business, prospects and results of operations that are subject to risks and uncertainties posed by many factors and events that could cause the company's actual business, prospects and results of operations to differ materially from those that may be anticipated by such forward-looking statements. Factors that might cause such differences include, but are not limited to, those discussed herein as well as those discussed under the captions "risk factors" and "business" as well as those discussed elsewhere in this prospectus. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to revise any forward-looking statements in order to reflect events or circumstances that may subsequently arise. Readers are urged to carefully review and consider the various disclosures made by the company in this report and in the company's other reports filed with the securities and exchange commission that attempt to advise interested parties of the risks and factors that may affect the company's business.

Results of Operations

Fiscal 2002 Compared with Fiscal 2001

During fiscal year 2002, the Company had revenues of $717,005, which represented an increase of $175,908 or 33% from revenues of $541,097 for the prior fiscal year. The following table presents the components of revenues for fiscal 2002 and 2001.

                                 ACTUAL
REVENUES           FY 02         FY 01      Increase  % Change
                 --------      ---------    --------  --------
EDNet Systems    $467,542      $ 419,096    $ 48,446     12%
Consulting       $249,463      $ 122,001    $127,462     104%
Total            $717,005      $ 541,097    $175,908     33%

The following table details cost of revenue by product, comparing the prior fiscal year as shown on financials.

                        2002         2001      Change    %Change
                      --------     --------   ---------  -------
EDNet System and      $225,205     $245,461   $(20,256)
Consulting            $139,927     $ 98,160   $ 41,767
Total                 $365,132     $343,621   $ 21,511     6%

Cost of revenues increased to $365,132, up 6% for fiscal year 2002 compared with $343,621 for the previous fiscal year. Costs of revenues related to the EDNet System for fiscal year 2002 were $225,205 giving the system revenue products a gross margin of 52%. This compares to cost of revenues of $245,461 with a gross margin of 41% for the prior twelve-month period. Overall gross profit for the fiscal year 2002was 49% compared to 36% for the prior year. 70% of this profit improvement was due to increased revenue while 30% was due to improved margins.

Selling, general and administrative expenses increased by $9,473 or 6%, to $178,015 for fiscal year 2002 compared with $168,542 for the previous fiscal year. Software development expenses were unchanged at $104,700 for fiscal year 2002 from fiscal 2001.

As a result of the above factors, the net gain from operations was $69,200 for fiscal year 2002 compared with loss of $(75,862) for fiscal year 2001.
Interest expense increased to $20,446 from $15,610 for the prior fiscal year. The net gain was $70,890 or $.00 per share for fiscal year 2002 compared with a net loss of $(90,515) or ($0.00) per share for fiscal year 2001.

Liquidity and Capital Resources

The Company's cash position increased from $37,022 to $78,585 during its fiscal year 2002. The Company had a working capital deficit of $238,431 as of June 30, 2002, as compared with a deficit of $304,192 as of June 30, 2001. Operating activities provided $62,915 for the fiscal year ended June 30, 2002 as compared to providing $26,132 in the corresponding period of the prior fiscal year.

The Company's investing activities used $17,977 of cash for the current year compared to using $3,720 in the corresponding period of the prior fiscal year.

There were no related party advances to the Company during the current year ended June 30, 2002.

While a portion of the current liabilities, approximately $200,000, is owed to present officers and/or directors, there can be no assurances that these officers/directors will not seek payment in the near term.

Inflation has not had a significant impact on the Company's operations.

Item 7A:  Market Risk Sensitive Instruments
          N/A

ITEM 7:   FINANCIAL STATEMENTS



                 TENET INFORMATION SERVICES, INC. AND SUBSIDIARY


                                TABLE OF CONTENTS

                                                                 Page

     Report of Independent Certified Public Accountants           F-1

     Consolidated Financial Statements:

          Consolidated Balance Sheet - June 30, 2002              F-2

          Consolidated Statements of Operations for the Years
             Ended June 30, 2002 and 2001                         F-3

          Consolidated Statements of Shareholders' Deficit for
             the Years Ended June 30, 2001 and 2002               F-4

          Consolidated Statements of Cash Flows for the Years
             Ended June 30, 2002 and 2001                         F-5

     Notes to Consolidated Financial Statements                   F-6

HANSEN, BARNETT & MAXWELL                        (801) 532-2200
A Professional Corporation                      Fax (801) 532-7944
CERTIFIED PUBLIC ACCOUNTANTS               5 Triad Center, Suite 750
                                        Salt Lake City, Utah 84180-1128
                                                www.hbmcpas.com



                  REPORT OF INDEPENDENT CERTIFIED PUBLIC ACOUNTANTS



To the Board of Directors and the Stockholders
Tenet Information Services, Inc.


We have audited the accompanying consolidated balance sheet of Tenet Information Services, Inc. (a Utah corporation) and subsidiary as of June 30, 2002, and the related consolidated statements of operations, shareholders' deficit and cash flows for the years ended June 30, 2002 and 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Tenet Information Services, Inc. and subsidiary as of June 30, 2002, and the results of their operations and their cash flows for the years ended June 30, 2002 and 2001 in conformity with accounting principles generally accepted in the United States.



                                              /s/  HANSEN, BARNETT & MAXWELL

Salt Lake City, Utah
August 16, 2002

                                        F-1



                 TENET INFORMATION SERVICES, INC. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2002
                                     ASSETS


Current Assets
   Cash                                                    $    78,585
   Accounts receivable, net of allowance for
     doubtful accounts of $7,500                                95,430
   Prepaid expenses                                              4,300
   Work performed in excess of billings                         20,631

       Total Current Assets                                    198,946

Furniture, Fixtures and Equipment                              131,824
   Less: accumulated depreciation                             (112,887)
                                                           -----------
                                                                18,937
                                                           -----------

Other Assets, Net                                                3,675
                                                           -----------

Total Assets                                               $   221,558
                                                           ===========
             LIABILITIES AND SHAREHOLDERS' DEFICIT

Current Liabilities
   Accounts payable                                       $    117,977
   Accrued expenses                                             73,238
   Accrued interest                                              7,402
   Deferred revenue                                            153,599
   Billings in excess of work performed                         38,485
   Related party debt                                           46,676
                                                           -----------
       Total Current Liabilities                               437,377
                                                           -----------

Shareholders' Deficit
   Preferred stock, $0.01 par value; 1,000,000
      shares authorized, no shares issued                            -
   Common stock, $0.001 par value; 100,000,000
      shares authorized, 19,336,205 shares issued
      and outstanding                                           19,336
   Additional paid-in capital                                4,853,896
   Accumulated deficit                                      (5,089,051)
                                                           -----------
       Total Shareholders' Deficit                            (215,819)
                                                           -----------

Total Liabilities and Shareholders' Deficit                $   221,558
                                                           ===========

       The accompanying notes are an integral part of these consolidated financial statements.

                                        F-2


                 TENET INFORMATION SERVICES, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                   FOR THE YEARS ENDED JUNE 30, 2002 AND 2001


                                                           2002       2001
                                                      ----------   ----------
Revenues
  Software license fees and maintenance               $  467,542   $  419,096
  Consulting services                                    249,463      122,001
                                                      ----------   ----------
     Total Revenues                                      717,005      541,097

Cost of Revenues
  Software license fees and maintenance                  225,205      245,461
  Consulting services                                    139,927      98,160
                                                      ----------   ----------
     Total Cost of Revenues                              365,132      343,621
                                                      ----------   ----------

Gross Profit                                             351,873      197,476

Operating Expenses
  Selling, general and administrative                    178,015      168,542
  Software development                                   104,658      104,796
                                                      ----------   ----------
     Total Operating Expenses                            282,673      273,338
                                                      ----------   ----------

Income (Loss) From Operations                             69,200      (75,862)

Other Income and (Expense)
  Interest income                                            511            -
  Miscellaneous income                                         -          957
  Interest expense                                       (20,446)     (15,610)
  Gain on forgiveness of debt                             21,625            -
                                                      ----------   ----------
     Net Other Income (Loss)                               1,690      (14,653)
                                                      ----------   ----------

Net Income (Loss)                                     $   70,890   $  (90,515)
                                                      ==========   ==========

Basic and Diluted Earnings (Loss) Per Share           $        -   $        -

Weighted Average Number of Common Shares
   Used in Per Share Calculation                      19,065,892   19,065,892
                                                      ==========   ==========

       The accompanying notes are an integral part of these consolidated financial statements.

                                        F-3


                 TENET INFORMATION SERVICES, INC. AND SUBSIDIARY
                CONSOLIDATED STATEMENTS OF SHAREHOLDERS' DEFICIT
                   FOR THE YEARS ENDED JUNE 30, 2001 AND 2002



                                  Common Stock
                            ------------------------   Additional
                               Shares                   Paid-In     Warrants    Accumulated
                               Issued      Amount       Capital    Outstanding    Deficit      Total
                            -----------  -----------  -----------  -----------  -----------  -----------
Balance, June 30, 2000       19,065,892  $    19,066  $ 4,843,476  $     7,987  $(5,069,426) $  (198,897)

Expiration of warrants                -            -        7,987       (7,987)           -            -

Net loss                              -            -            -            -      (90,515)     (90,515)
                            -----------  -----------  -----------  -----------  -----------  -----------

Balance, June 30, 2001       19,065,892       19,066    4,851,463            -   (5,159,941)    (289,412)

Shares issued to director
 for services                   270,313          270        2,433            -            -        2,703

Net income                            -            -            -            -       70,890       70,890
                            -----------  -----------  -----------  -----------  -----------  -----------

Balance, June 30, 2002       19,336,205  $    19,336  $ 4,853,896  $         -  $(5,089,051) $  (215,819)
                            ===========  ===========  ===========  ===========  ===========  ===========


       The accompanying notes are an integral part of these consolidated financial statements.

                                        F-4



                 TENET INFORMATION SERVICES, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                   FOR THE YEARS ENDED JUNE 30, 2002 AND 2001


                                                         2002         2001
                                                      ----------   ----------

Cash Flows From Operating Activities
  Net income (loss)                                   $   70,890   $  (90,515)
  Adjustments to reconcile net income (loss) to net
    cash from operating activities:
     Depreciation                                         10,145       10,407
     Stock issued for services                             2,703            -
     Gain on forgiveness of debt                         (21,625)           -
     Change in assets and liabilities
       Accounts receivable                               (10,797)      65,908
       Deposits                                                -       (2,250)
       Prepaid expenses                                   (2,300)       3,609
       Accounts payable                                  (22,059)       4,458
       Accrued liabilities                               (27,522)      45,070
       Deferred revenue                                   45,001      (20,352)
       Work performed in excess of billings                5,819       (6,910)
       Billings in excess of work performed               12,660       16,707
                                                      ----------   ----------
     Net Cash Provided By Operating Activities            62,915        26,132
                                                      ----------   ----------

Cash Flows From Investing Activities
  Acquisition of furniture, fixtures and equipment       (17,977)      (3,720)
                                                      ----------   ----------
     Net Cash Used In Investing Activities               (17,977)      (3,720)

Cash Flows From Financing Activities
  Principal payments on short term debt                   (3,375)           -
                                                      ----------   ----------
     Net Cash Used In Financing Activities                (3,375)           -
                                                      ----------   ----------

Net Increase In Cash                                      41,563       22,412

Cash at Beginning of the Year                             37,022       14,610
                                                      ----------   ----------

Cash at End of the Year                               $   78,585   $   37,022
                                                      ==========   ==========
Supplemental Disclosures of Cash
   Flow Information:
  Cash paid for interest                              $    1,625   $    1,396
                                                      ==========   ==========
Non-Cash Investing and Financing Activities
  Disposal of furniture, fixtures and equipment       $   20,387   $   18,623
                                                      ==========   ==========

       The accompanying notes are an integral part of these consolidated financial statements.

                                        F-5



                 TENET INFORMATION SERVICES, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1--NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization  -  Tenet  Information  Services,  Inc.  ("Tenet"),   a   Utah
     corporation, designs and markets a computer-based medical and health information system related primarily to emergency departments (the "EDNet System"). During fiscal 1996, Tenet expanded its operations by merging with National Microcomputer Corporation ("NMC") and acquiring certain assets of The International Healthcare Consulting Group, Inc. ("HCG"). NMC designed and marketed the integrated information management/patient tracking system for use in emergency departments of hospitals and urgent care centers (the "EDNet System"). HCG has provided healthcare institutions, mainly hospitals, with consulting services to assist the institutions in achieving a more efficient, lower cost care delivery model while maintaining the highest quality of care standards.

     Tenet and its wholly owned subsidiary, NMC, (collectively, "the Company") sell and lease computer software license rights to hospitals throughout the United States. In addition, the Company sells maintenance contracts for these information systems. Substantially all of the Company's revenues are generated from hospitals and therefore, the Company's financial performance is partially dependent upon the viability of the healthcare economic sector.

     The Company is subject to various risks associated with companies in a similar stage of operations including dependence on key individuals, potential competition from larger and more established companies and the need to obtain adequate sources of financing.

     Concentration of Risk - Sales to major customers are defined as revenues to any one customer which exceeds 10% of total sales. During the year ended June 30, 2002, the Company had revenues from two customers which accounted for 44% of the Company's total revenue. The risk of loss of these major customers subjects the Company to the possibility of decreased revenues.

     Principles of Consolidation - The accompanying consolidated financial statements include the accounts of Tenet and its wholly owned subsidiary, NMC. All significant intercompany transactions and account balances have been eliminated in consolidation.

     Use  of  Estimates  in  the  Preparation  of  Financial  Statements  -  The
     preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


                                        F-6


     Revenue Recognition - The Company recognizes revenue in accordance with the provisions of Statement of Position No. 91-1 Software Revenue Recognition as follows:

     Revenues related to the EDNet System consist of sales of software licenses, installation of information systems and related software customization and enhancements. In addition, revenues are generated from annual software support and maintenance. Installation revenues are recognized on the percentage of completion method measured by completion and acceptance of contracted milestones. The asset "work performed in excess of billings" represent costs incurred and revenues earned in excess of billings on uncompleted contracts. The liability "billings in excess of work performed" represents billings in excess of costs incurred and revenue recognized.

     Revenues from annual software and maintenance are recognized ratably over the term of each contract. Amounts billed in advance of revenue recognition for software and maintenance are recorded as deferred revenue.

     Revenues from consulting services are recognized when the services have been provided.

     Furniture, Fixtures and Equipment - Furniture, fixtures and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets, generally 3 to 10 years. Depreciation expense was $10,145 and $10,407 for the periods ended June 30, 2002 and 2001, respectively. Maintenance and repairs are charged to expense as incurred and major improvements or betterments are capitalized. Gains or losses on sales or retirements are included in the statement of operations in the year of disposition. Furniture, fixtures and equipment include $128,105 of computer equipment used in operations and $3,719 of furniture, fixtures and other equipment at June 30, 2002.

     Software Development Costs - Costs incurred in creating computer software products are charged to operations as software development expense prior to the development of a detailed program design or a working model. After the detailed program design or working model is established, costs of producing product masters are capitalized as software development costs. The Company had no capitalized software costs at June 30, 2002.

     Costs of maintenance and customer support are recognized as expense when the related revenue is recognized or when those costs are incurred, whichever occurs first.

     Impairment - The Company records impairment losses on property and equipment when indicators of impairment are present and undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. The Company had no impaired assets at June 30, 2002.


                                        F-7

     Cash Equivalents and Fair Value of Financial Instruments -Cash Equivalents include highly liquid investments with original maturities of three months or less readily convertible to known amounts of cash.

     The estimated fair value of financial instruments is not presented because, in Management's opinion, there is no material difference between carrying amounts and estimated fair values of financial instruments as presented in the accompanying balance sheet.

     Income Taxes - The Company recognizes the amount of income taxes payable or refundable for the current year and recognizes deferred tax assets and liabilities for the future tax consequences attributable to differences between the financial statement amounts of certain assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years those temporary differences are expected to be recovered or settled. Deferred tax assets are reduced by a valuation allowance to the extent that uncertainty exists as to whether the deferred tax assets will ultimately be realized.

     Stock-Based Compensation - Stock-based compensation to employees is measured by the intrinsic value method. This method recognizes compensation based on the difference between the fair value of the underlying common stock and the exercise price of the stock option on the date granted. Compensation relating to options granted to non-employees is measured by the fair value of the options, computed by an option-pricing model.

     Warranty Costs - A one-year limited warranty from date of first use is provided on sales of software licenses. The terms of the warranty are extended to all periods where the System is covered by an applicable Support Agreement. Warranty costs have not been material in any year presented; accordingly, these costs are expensed when incurred.

     Basic and Diluted Earnings (Loss) Per Share -Basic earnings (loss) per common share is computed by dividing net income (loss) available to common stockholders by the weighted-average number of common shares outstanding during the period. Diluted earnings per share reflects the potential dilution which could occur if all contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock. A total of 605,000 potentially issuable shares were excluded from the calculation of diluted income (loss) per common share at June 30, 2002 and 2001 because the effects would be anti-dilutive.

     Recently Enacted Accounting Standards - In April 2002, the FASB issued SFAS No. 145. Among other provisions, this statement modifies the criteria for classification of gains or losses on debt extinguishments such that they are not required to be classified as extraordinary items if they do not meet the criteria for classification as extraordinary items in APB Opinion No. 30, "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions." The Company has elected to adopt this standard during the year ended June 30, 2002. Adopting this standard had an affect on income statement classification but no effect on net income for the year ended June 30, 2002.


                                        F-8


     In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." The statement requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. Examples of costs covered by the standard include lease termination costs and certain employee severance costs that are associated with a restructuring, discontinued operation, plant closing, or other exit or disposal activity. The Company will be required to apply this statement prospectively for any exit or disposal activities initiated after December 31, 2002. The adoption of this standard is not expected to have a material effect on the Company's financial position or results of operations.

NOTE 2- RELATED PARTY DEBT AND NOTES PAYABLE

     Related-party debt consists of the following at June 30, 2002:

      Debt payable to a related party corporation owned by an
        employee of the Company at an interest rate of 8.0%,
        unsecured, balance is due on demand.                        $  4,666

      Note payable to a company associated with a shareholder,
        at an interest rate of 8% per annum, balance is due on
        demand                                                        10,714

      Debt payable to officers/shareholders at an interest rate
        of 12%, unsecured, due on demand.                              4,860

      Note payable to an officer and shareholder, at an interest
        rate of 8%, balance due by June 30, 2003, unsecured.          26,436
                                                                    --------
          Total related party debt                                  $ 46,676
                                                                    ========

     On November 1, 2001, the Company paid $5,000 to a creditor as payment in full of all obligations on an unsecured note for $25,000. After deducting $1,625 for payment of outstanding interest, $3,375 was applied to the outstanding principal and the creditor forgave the balance due on the note resulting in a one-time gain of $21,625. In accordance with SFAS 145, the gain from debt forgiveness did not meet the conditions for being classified as extraordinary and therefore was included in continuing operations. On June 30, 2002, the Company issued 270,313 shares of common stock to a director for services in negotiating the debt settlement. The shares were valued at $2,703 or $0.01 per share and were expensed.


                                        F-9


NOTE 3 - INCOME TAXES

     No benefit for income taxes has been recorded during the years ended June 30, 2002 and 2001. Certain risks exist with respect to the Company's future profitability, and management has concluded that, due to these uncertainties, the related net deferred tax asset may not be realized. Accordingly, a valuation allowance has been recorded to offset the deferred tax asset in its entirety. The components of the net deferred tax assets at June 30, 2002 are as follows:

       Deferred Tax Assets
          Tax net operating loss carry forward        $ 1,829,441
          Tax credits carry forward                         4,822
          Reserves and accrued liabilities                 51,462
                                                      -----------
       Total Deferred Tax Assets                        1,885,725
                                                      -----------
       Valuation allowance                             (1,885,725)
                                                      -----------

       Net Deferred Tax Asset                         $         -
                                                      ===========

     As of June 30, 2002, the Company has net operating loss carryforwards for federal income tax reporting purposes of approximately $4,913,889 which will expire through 2021.

     As  of  June 30, 2002, the Company had research and development tax credits
     and  investment  tax credit carryforwards of approximately $51,462.   These
     credits will expire through fiscal 2006.

     The following is a reconciliation of the income tax at the federal statutory rate of 34% with the provision for income taxes for the years ended June 30, 2002 and 2001:

                                                          2002         2001
                                                       ----------   ----------
       Income tax expense (benefit) at statutory rate  $   24,103   $  (30,775)
       Change in deferred tax valuation account           (50,420)      (8,247)
       (Non taxable income) /non deductible taxes           2,675        2,675
       Expired operating losses and tax credits            21,303       39,334
       State taxes, net of federal benefit                  2,339       (2,987)
                                                       ----------   ----------
       Provision for Income Taxes                      $        -   $        -
                                                       ==========   ==========


                                        F-10

NOTE 4 - STOCK OPTIONS

     During fiscal year ended June 2002, the Board of Directors did not authorize the issuance of any stock options outside of the Incentive Stock Option Plan to employees of the Company.

     The Company has adopted an incentive stock option plan and a nonqualified stock option plan. Stock options for an aggregate of 600,000 shares of common stock may be granted under these plans. Stock options under both option plans may be granted at a price per share not less than 100 percent of the fair market value of the common stock, as determined at the date of grant. Employees vest in the right to exercise their options from the first anniversary date following the date of grant to the fifth anniversary date following the date of grant. The options expire five years from the vesting date. Incentive stock options are forfeited unless exercised within zero to three months following termination of employment or twelve months if termination is due to death or disability.

     A summary of the status of the Company's options outstanding as of June 30, 2002 and 2001, and changes during the years then ended is presented below:

                                            For the year ended June 30,
                                             2002                 2001
                                     --------------------   -----------------
                                                Weighted            Weighted
                                                Average              Average
                                                Exercise             Exercise
                                       Shares     Price      Shares    Price
                                     --------------------   -----------------
   Outstanding at beginning of year    605,000       0.10   675,000      0.10
   Granted                                   -          -         -         -
   Forfeited                                 -          -   (70,000)     0.13
                                       -------              -------
   Outstanding at end of year          605,000       0.10   605,000      0.10
                                       =======              =======

   Options exercisable                 242,000       0.10   121,000      0.10
                                       =======              =======
   Weighted average fair value
   of options granted during
   the year                                          n/a                  n/a


     The following table summarizes information about stock options outstanding at June 30, 2002:

            Options Outstanding                Options Exercisable
 --------------------------------------  ----------------------------------
                Number       Weighted    Weighted     Number      Weighted
   Range of   Outstanding    Average     Average    Exercisable   Average
   Exercise       at        Remaining    Exercise       at        Exercise
   Price       6/30/02    Contract Life  Price       6/30/02       Price
 -------------------------------------- -----------------------------------
   $ 0.10      605,000      2.1 years    $ 0.10      242,000       $  0.10


     The Company applies APB Opinion 25, Accounting for Stock Issued to Employees, and related interpretations in accounting for its plans. Accordingly, no compensation cost has been recognized for its stock option plans. Had compensation cost for the Company's stock-based compensation plans been determined based on the fair value at the grant dates for awards


                                        F-11


     under those plans consistent with the method of FASB Statement 123, Accounting for Stock-Based Compensation, the Company's net income and income per share would have been increased to the pro forma amounts indicated below:

                                                 For the year ended June 30,
                                                      2002        2001
                                                   ---------    ---------
       Net income (loss)
          As reported                              $  70,890    $ (90,515)
          Pro forma                                   68,045      (93,514)
       Basic earnings (loss) per share
          As reported                                   0.00        (0.00)
          Pro forma                                     0.00        (0.00)
       Diluted earnings (loss) per share
          As reported                                   0.00        (0.00)
          Pro forma                                     0.00        (0.00)

     Option pricing models require the input of highly subjective assumptions including the expected stock price volatility. Also, the Company's employee stock options have characteristics significantly different from those of traded options, and changes in the subjective input assumptions can materially affect the fair value estimate. Management believes the best input assumptions available were used to value the options and the resulting values are reasonable.

NOTE 5-OPERATING LEASE

     The Company occupies its facilities under a non-cancelable operating lease that expires in October 2005. Lease expense for fiscal 2002 and 2001 was $26,535 and $31,745, respectively.

     Minimum future lease payments under non-cancelable operating leases as of June 30, 2002 are as follows:

          Year Ended June 30,
                2003                                     24,480
                2004                                     25,214
                2005                                      8,487


                                        F-12




ITEM 8:   CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND
            FINANCIAL DISCLOSURE

On July 30, 1997 the Registrant engaged Hansen, Barnett & Maxwell ("Hansen") to perform its audits and provide various accounting services thereafter. The Registrant did not consult with Hansen prior to such date regarding any reportable matter.


PART III


ITEM 9: Directors, Executive Officers, Promoters, and Control Persons of the Registrant;

           Compliance with Section 16(a) of the Exchange Act
The names of the executive officers and directors of the Company, their respective ages and positions with the Company, and the dates of their elections to the Board of Directors or as officers are as follows:

    Name            Age  Position with The Company          Date of Election
   ------           ---  -------------------------          ----------------

Jerald L. Nelson    59   President (resigned)               December 1, 1993
                                                            (July 10, 1996)
                         Chairman of the Board              July 10, 1996
                         Director                           January 24, 1994
                         Corporate Treasurer                June 5, 2001

Frank Overfelt      59   Director                           September 29, 1995
                         Chief Operations Officer (acting)  July 10, 1996
                         President & Chief Operating
                         Officer                            August 31, 1998
                         (Resigned as COO)                  (June 5, 2001)

Donald W. Ballash   44   Chief Operations Officer           June 5, 2001
                         Corporate Secretary                June 5, 2001

Eric J. Nickerson   49   Director                           June 29, 1990

All directors hold office until the next annual meeting of shareholders of the Company or until their successors have been elected and qualified. The number of authorized directors may be varied by the Board of Directors, but may not be less than three. Executive officers serve at the discretion of the Board of Directors. The directors are entitled to certain limitations on their liabilities as directors of the Company as permitted under Utah law and as included in the Company's Articles of Incorporation.


                                        9

The Company's stock option plans permit the administration of the plans through a Stock Option Plan Committee, composed of at least three members of the Board of Directors. No such committee has been appointed, and no other committees of the Board of Directors have been formed.

On July 10, 1996 Jerald L. Nelson resigned as President and Chief Operating Officer and was elected Chairman of the Board of Directors. Frank C. Overfelt was also appointed Chief Operating Officer on an interim basis. At a board of directors meeting held on August 31, 1998 Frank Overfelt was elected to the position of President and Chief Operating Officer.

On June 5, 2001 a board of directors meeting was held. Mr. Overfelt resigned his title of Chief Operating Officer while retaining his position as President. The board elected Donald Ballash to the positions of Corporate Secretary and Chief Operating Officer. The board further elected
Jerald Nelson to the position of Corporate Treasurer.

Business Biographies

     Jerald L. Nelson. Jerald L. Nelson has served as a director, president and chief operating officer of the Company since December 1993. Effective July 10, 1996 Dr. Nelson was appointed Chairman of the Board of Directors, and relinquished his position as President and Chief Operating Officer. On June 5, 2001 the board elected Dr. Nelson to the position of Corporate Secretary. Dr. Nelson received his Ph.D. in Economics from North Carolina State University in 1974. From 1974 to 1984, Mr. Nelson worked or consulted with several Fortune 500 firms, including US Industries, TransWorld Airlines, GTE, Xerox, Pitney Bowes and General Foods. From 1984 until December 1993, Mr. Nelson worked with various businesses as an investment banker and business advisor. He has also consulted with or served on the Board of Directors of numerous Utah firms including Arrow Dynamics, Beacon Financial, Interwest Home Medical, Gentner Communications and One-2-One Communications, where he also served as chairman and chief executive officer.

     Frank C. Overfelt Frank Overfelt was elected to the Board on September 29, 1995. At the current time, Mr. Overfelt holds the position of President. Mr. Overfelt has been the managing partner the International HealthCare Consulting Group, Inc. since its inception in 1986. He is a recognized authority in workload measurement systems for health care institutions. Prior to founding the consulting company Mr. Overfelt was a senior manager in the Healthcare Cost Accounting and Productivity Practice of Peat Martwick. He holds an MBA from the University of Utah. His total healthcare experience is 23 years.

     Eric J. Nickerson. Eric J. Nickerson has served as a director since June of 1990. Mr. Nickerson was a member of the faculty of the United States Military Academy at West Point, New York from 1989 to 1993. In June 1993, Mr. Nickerson retired as a United States Air Force officer. Currently, Mr. Nickerson is a private investor and directs personal accounts and two investing partnerships: "Third Century II" and "Z Fund."

     Donald W. Ballash.  Mr. Ballash holds the positions of Corporate
Secretary and Chief Operating Officer, Vice-President of Product Development and Consulting and has over 19 years of experience in the health care field. He has


                                        10


specialized in management engineering at two large multi-hospital systems; Intermountain Health Care and Kaiser Permanente. Most recently he was a partner in the International HealthCare Consulting Group. He holds a B.S. Degree from BYU.


ITEM 10:  EXECUTIVE COMPENSATION

The following table sets forth all cash compensation for services rendered in all capacities to the Company during the fiscal years ended June 30, 2002, 2001, and 2000 paid to (i) the Company's president and each executive officer whose cash compensation exceeded $100,000, and (ii) all executive officers of the Company as a group. No executive officers salary exceeded $100,000 for the fiscal year.



                               Annual Compensation       /Long Term Compensation      /
                        --------------------------------------------------------------
                                                 /         Awards            /Payouts/
                                                 -------------------------------------
Name                    Year     Salary   Bonus   Other  Restricted Securities  LTIP  All Other
and                     ($)       ($)      ($)    Annual    Stock   Underlying  Pay-   Compen-
Principal                                        Compen-    Awards   Options/   outs   sation
Position                                           ($)                SARs(#)    ($)     ($)
-----------------------------------------------------------------------------------------------

Frank C. Overfelt        2000    76,360    -0-     -0-       -0-      -0-      -0-      3,600
President                2001    57,270    -0-     -0-       -0-      -0-      -0-      5,325
                         2002   104,810    -0-     -0-       -0-      -0-      -0-       -0-


Jerald L. Nelson         2000      -0-     -0-      600      -0-      -0-      -0-       -0-
Chairman of the Board    2001      -0-     -0-     -0-       -0-      -0-      -0-       -0-
Corporate Treasurer      2002      -0-     -0-    1,000    2,703      -0-      -0-       -0-

Donald W. Ballash        2001    61,500    -0-     -0-       -0-      -0-      -0-       250
Chief Operating Officer  2002   102,625    -0-     -0-       -0-      -0-      -0-       -0-
Corporate Secretary

All Executive Officers

(1 person)               2000   76,360     -0-     -0-       -0-      -0-    -0-   3,600
(3 persons)              2001  118,750     -0-     -0-       -0-      -0-    -0-   5,325
(3 persons)              2002  207,434     -0-   1,000     2,703      -0-    -0-    -0-


The Company also may pay discretionary cash bonuses to management and employees based on meritorious performance.

Stock Option Plans

On October 15, 1984, the Company adopted an Incentive Stock Option Plan (the "ISO Plan"), pursuant to which only "incentive stock options" ("ISO's"), as defined in the Internal Revenue Code (the "Code"), may be granted. On the same date, the Company adopted a Nonqualified Stock Option Plan ("NQSO Plan"),


                                        11


pursuant to which only "nonqualified stock options" ("NQSOs"), as defined in the Code, may be granted. Stock options for an aggregate of 600,000 shares of common stock may be granted under both Plans. ISOs may be granted under the ISO Plan to employees owning less that 10% of the Company's voting stock (as defined by Sections 422A and 425 of the Code). NQSOs may be granted under the NQSO Plan to employees who are ineligible to receive options under the ISO Plan.

Stock options may be granted under the Plans at a price per share not less than 100% of the "fair market value" (as defined by the Plans) of the common stock on the date of grant.

The Plans limit grants of stock options to any one employee to 60,000 shares of stock per plan year, with an aggregate option price ceiling of $100,000 under the ISO Plan in any year. Each stock option, unless sooner terminated, expires five years from the "date of effectiveness", which is three years from the date of grant.

ISOs are exercisable until three months following termination of employment (twelve months if termination is due to death or disability). Termination of employment for any reason does not affect the exercisability of NQSOs, regardless of whether the option's effective date has been reached. Under both Plans, options are exercisable during an optionee's lifetime only by such optionee and are transferable only upon death by the laws of decent or distribution.

The Board of Directors has the right to modify or amend the Plans at any time, provided, however, that, unless ratified by the Company's shareholders, no amendment will be effective which (i) changes the number of shares which may be issued under the Plans, (ii) changes the option price, other than the manner of determining the fair market value of the shares, (iii) changes the periods during which options may be granted or exercised, (iv) changes the provisions relating to the determination of employees to whom options may be granted and the number of shares to be covered by such options, or (v) changes the provisions relating to adjustments to be made upon changes in capitalization. Shareholder action is also required to terminate the Plans.

As of August 1, 1999 the company had granted 830,000 options to key employees exercisable at the rate of $.10 per share. 205,000 of these options were forfeited during the fiscal year end at June 30, 2000 and an additional 70,000 were forfeited during the year ended June 30, 2001. Only 605,000 remained outstanding as of September 27, 2002 These options were issued outside of the Incentive Stock Option Plan and authorized by the Board of Directors.


                                        12


ITEM 11:  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the holdings of common stock as of September 27, 2002 (i) by each person who held of record, or was known by the Company to own beneficially, more than five percent of the outstanding common stock of the Company, (ii) by each Director, and (iii) by all Directors and officers as a group. Unless otherwise indicated, all shares are owned directly. The percentage calculations for any individual stockholder assume that all outstanding options and warrants held by that stockholder have been exercised in full and that no other stockholder has exercised any outstanding options or warrants.


Name and Address of Beneficial Owner as of September 27, 2002

                              Common (1)        Percent of Shares Outstanding
                              ----------        -----------------------------

Michael R. Carlston 2         4,673,977                     24.17%
Dennis C. Peterson 3          4,220,442                     21.83%
Mark Oldroyd 4                3,975,559                     20.56%
Scott Staker 5                3,975,559                     20.56%
T-Acquisition 6               3,775,559                     19.53%
Eric J. Nickerson 7           2,173,500                     11.24%
Third Century II 7            2,173,500                     11.24%
Jerald L. Nelson 12           1,542,326                      7.98%
Donald W. Ballash 11          1,226,429                      6.34%
Robert Smith 8                1,166,246                      6.03%
Richard Gwinn 9               1,004,920                      5.20%
Frank Overfelt 10               670,204                      3.47%

All Officers and
   Directors                  5,612,459                     29.03%

1. Based on 19,336,205 common shares outstanding and options to acquire 605,000 shares of Common Stock at $0.10 per share.

2. The shares indicated include: (i) 1,734,731 shares of Common Stock beneficially owned by Mr. Carlston (including shares owned by his wife and held in trust for the benefit of his children); (ii) 3,775,559 shares of Common Stock held by T-Acquisition. Mr. Carlson's address is 855 Harwood Dr., Murray, UT 84107

3. Includes 444,883 shares of Common Stock beneficially owned by Mr. Peterson, and 3,775,559 shares of Common Stock held by T Acquisition L.L.C. Mr. Peterson's address is 2508 W. Bueno Vista Dr., W. Jordan, UT 84088

4. Includes 200,000 shares of Common Stock beneficially held by Mr. Oldroyd, including shares held in trust for the Violet Johnson Brown Family Trust. Also includes 3,775,559 shares of Common Stock held by T-Acquisition. Mr. Oldroyd address is 55 North 800 West, Provo, UT 84601

5. Includes 200,000 shares of Common Stock held by Mr. Staker and also includes 3,775,559 shares of Common Stock held by T-Acquisition. Mr. Stakers address is 880 North 98 West #9, Provo, UT 84604

6. A Utah Limited Liability company of which Michael R. Carlston owns or controls 56.7%, Mark Oldroyd owns or controls 32.1%, Dennis C. Peterson owns or controls 6.4% and Scott Staker owns or controls 4.8%. The shares indicated
consist of 3,775,559 shares of Common Stock   The address of TAcquisition is 855
Harwood Dr., Murray, UT 84107.

7. Includes 2,173,500 shares of Common Stock held by Third Century Fund II. Mr. Nickerson is Senior Partner of Third Century Fund II. Mr. Nickerson is also a director of the Company. Mr. Nickerson and Third Century Fund II's address is 1711 Chateau CT., Fallston, MD 21047

8. Includes 1,166,240 shares of Common Stock held by Dr. Smith . Dr. Smiths address is 2291 Greer Rd., Palo Alto CA 94303

9. Includes 1,004,920 shares of Common Stock held by Dr. Gwinn. Dr. Gwinns address is 304 W. Thorn, San Diego, CA 92103

10. Includes 50,000 shares of Common Stock held by IHCG and 620,204 shares of Common Stock held by Mr. Overfelt, Mr. Overfelts address is 4634 So. Ledgemont Dr., Holladay UT 84124

11. Includes 50,000 shares of Common Stock held by IHCG, and 726,429 shares of Common Stock held by Mr. Ballash and options to acquire 450,000 shares of Common Stock at $0.10 per share. Mr. Ballash's address is 9777 So. Dunsinsame Dr., So. Jordan, UT 84095

12. Includes 1,542,326 shares of Common Stock .. Mr. Nelsons address is 207 West Clarendon #3B, Phoenix, AZ 85013


                                        13


ITEM 12:  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since the beginning of the Company's last fiscal year, there have been no transactions or series of transactions between the Company and any executive officer, director or 5% beneficial owner of the Company's common stock in which one of the foregoing individuals had an interest of more than $60,000.

The Company believes that all transactions between the Company and related parties have been on terms and conditions no less favorable to the Company than those available from third parties. Each transaction was entered into to provide operating capital for the Company. All future transactions between the Company and any related party will be on terms and conditions no less favorable to the Company than those available from third parties and will be approved by a majority of the Company's disinterested directors.

Section 16(a) of the Securities Exchange Act of 1934 required the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and holders of ten percent or more of the Company's equity securities are required to furnish the Company with copies of all Section 16(a) reports they file. However, because of the recent mergers and conversions, these reports have not been provided.

PART IV

ITEM 13:  EXHIBITS AND REPORTS ON FORM 8-K

(a)       The following financial statements are included in Part II Item 8:
               Report of Independent Public Accountants
               Balance Sheets as of June 30, 2002 and 2001
               Statements of Operations for the Years Ended June 30, 2002
               and 2001
               Statements of Shareholders' Equity for the Years Ended June 30, 2002 and 2001
               Statements of Cash Flows for the Years ended June 30, 2002 and
               2001

               Notes to Financial Statements

(b)       Reports on Form 8-K

               No reports on Form 8-K have been filed by the Registrant during the last quarter of the period covered by this report.

(c)       Exhibits

          Exhibit 99.1 Certification under Section 906 of the Sarbanes-Oxley Act (18 U.S.C. Section 1350)


                                        14


                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this annual report to be signed on its behalf by the undersigned, thereunto duly authorized.



                         TENET INFORMATION SERVICES, INC.


September 27, 2002            By: /s/ Jerald L. Nelson
                                 ----------------------
                              Jerald L. Nelson, Chairman of the Board
                              Corporate Treasurer

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following person, which include the Chief Operating Officer, and a majority of the Board of Directors, on behalf of the Company and in the capacities and on the dates indicated:


    Signature                        Title                        Date
    ---------                        -----                       ------

/s/ Jerald L. Nelson          Director and Chairman         September 27, 2002
--------------------          Corporate Treasurer
   Jerald L. Nelson           of the Board of Directors


/s/ Donald W. Ballash         Corporate Secretary, Chief    September 27, 2002
---------------------         Operations Officer
    Donald W. Ballash


/s/ Frank C. Overfelt         Director, President           September 27, 2002
---------------------
    Frank C. Overfelt

/s/ Eric J. Nickerson         Director                      September 27, 2002
---------------------
    Eric J. Nickerson



CERTIFICATIONS

I, Frank C. Overfelt, certify that:

     1. I have reviewed this annual report on Form 10-Ksb of Tenet Information Services, Inc.;

     2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report; and

     3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report.


Date: September 27, 2002

/S/  Frank C. Overfelt
--------------------------
Frank C. Overfelt
Director, President


I, Jerald L. Nelson, certify that:

     1. I have reviewed this annual report on Form 10-Ksb of Tenet Information Services, Inc.;

     2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report; and

     3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report.

Date: September 27, 2002

/S/ Jerald L. Nelson
---------------------------
Jerald L. Nelson
Corporate Treasurer, Chairman of the Board




                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this annual report to be signed on its behalf by the undersigned, thereunto duly authorized.


                         TENET INFORMATION SERVICES, INC.


                    By   /s/  Jerald L. Nelson
                         ________________________
                         Jerald L. Nelson, Chairman of the Board


Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following person, which include the Chief Operating Officer, and a majority of the Board of Directors, on behalf of the Company and in the capacities and on the dates indicated:


     Signature                        Title                  Date


/s/ Jerald L. Nelson
______________________        Chairman of the Board    September 27, 2002
Jerald L. Nelson              Director and Corporate
                              Treasurer

Frank C. Overfelt
_________________________     Director, President      September 27, 2002
Frank C. Overfelt


Donald W. Ballash
_________________________     Corporate Secretary and
Donald W. Ballash             Chief Operating Officer  September 27, 2002


Eric J. Nickerson
______________________        Director                 September 27, 2002
Eric J. Nickerson



CERTIFICATIONS

I, Frank C. Overfelt, certify that:

     1. I have reviewed this annual report on Form 10-Ksb of Tenet Information Services, Inc.;

     2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report; and

     3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report.



Date: September 27, 2002

/S/  Frank C. Overfelt
--------------------------
Frank C. Overfelt
Director, President



I, Jerald L. Nelson, certify that:

     1. I have reviewed this annual report on Form 10-Ksb of Tenet Information Services, Inc.;

     2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report; and

     3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report.


Date: September 27, 2002

/S/ Jerald L. Nelson
---------------------------
Jerald L. Nelson
Corporate Treasurer, Chairman of the Board

                                   EXHIBIT E

                       TENET INFORMATION SERVICES, INC.
                        QUARTERLY REPORT ON FORM 10-QSB
                FOR THE FISCAL QUARTER ENDED SEPTEMBER 30, 2002


                                     E-1




                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-QSB

 (Mark One)
[ x ]     QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934

For the quarterly period ended September 30, 2002

[   ]     TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d)
     OF THE SECURITIES EXCHANGE ACT OF 1934

     For the transition period from ____________ to _____________

                               Commission File No.
                                     0-18113

                        TENET INFORMATION SERVICES, INC.
                        -------------------------------
        (Exact name of small business issuer as specified in its charter)

             UTAH                              87-0405405
             ----                              ----------
   (State or other jurisdiction             (I.R.S. Employer
of incorporation or organization)            Identification
No.)

                               53 West 9000 South
                               Sandy, Utah  84070
                               ------------------
                     (Address of principal executive office)

                                 (801) 568-0899
                                 --------------
                           (Issuer's telephone number)

                                    No Change
                                    ---------
   (Former name, former address and former fiscal year, if changed since last report)


Check whether the Issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
(1)  Yes  X      No
(2)  Yes  X      No

The Company had 19,336,205 shares of common stock outstanding at November 4,
2002

                        Tenet Information Services, Inc.

                                TABLE OF CONTENTS
                                -----------------


PART I    FINANCIAL INFORMATION


Item 1.   Financial Statements (Unaudited)

     Condensed consolidated balance sheet as of September 30, 2002    1

     Condensed consolidated statements of operations for the three
     months ended September 30, 2002 and 2001                         3

     Condensed consolidated statements of cash flows for the three
     months ended September 30, 2002 and 2001                         4

     Notes to condensed consolidated financial statements             6


Item 2.   Management's Discussion and Analysis of
          Financial Condition and Results of Operations               7

Item 3.   Controls and Procedures                                     9

PART II   OTHER INFORMATION


Item 1. Litigation                                                    9
Item 2. Changes in Securities                                         9
Item 3. Defaults Upon Senior Securities                               9
Item 4. Submission of Matters to a Vote of Security Holders           9
Item 5. Other Information                                             9
Item 6. Exhibits and Reports on Form 8-K                              9



SIGNATURES                                                           10

CERTIFICATION                                                        11



                          PART I - FINANCIAL INFORMATION

ITEM I - Financial Statements

                 TENET INFORMATION SERVICES, INC. AND SUBSIDIARY
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                   (Unaudited)

                                     ASSETS

                                              September 30, 2002
                                              ------------------
CURRENT ASSETS:
 Cash                                             $   25,252
 Accounts receivable, net of allowance for
    doubtful accounts of $7,500                      104,503
 Prepaid expenses                                      2,400
 Work performed in excess of billings                 49,450
                                                  ----------
    Total current assets                             181,605
                                                  ----------

FURNITURE, FIXTURES AND EQUIPMENT                    131,824
 Less accumulated depreciation and
    amortization                                    (115,315)
                                                  ----------
                                                      16,509
                                                  ----------
OTHER ASSETS, NET                                      3,675
                                                  ----------

TOTAL ASSETS                                      $  201,789
                                                  ==========


See the accompanying notes to the condensed consolidated financial statements.

                 TENET INFORMATION SERVICES, INC. AND SUSIDIARY
                CONDENSED CONSOLIDATED BALANCE SHEET (Continued)
                                   (Unaudited)



                      LIABILITIES AND SHAREHOLDERS' DEFICIT

                                            September 30, 2002
                                            ------------------
CURRENT LIABILITIES:
 Accounts payable                                 $  103,438
 Accrued expenses                                     75,978
 Accrued interest                                      7,931
 Amounts due to related parties                       47,133
 Deferred revenue                                    160,435
 Billings in excess of costs                          54,072
                                                  ----------

    Total current liabilities                        448,987
                                                  ----------
SHAREHOLDERS' DEFICIT:
 Common stock, $.001 par value;
    100,000,000 shares authorized;
    19,336,205 shares issued                          19,336
 Additional paid-in capital                        4,853,896
 Accumulated deficit                              (5,120,430)
                                                  ----------
     Total shareholders' deficit                    (247,198)
                                                  ----------

 TOTAL LIABILITIES AND SHAREHOLDERS DEFICIT       $  201,789
                                                  ==========

 See the accompanying notes to the condensed consolidated financial statements.

                 TENET INFORMATION SERVICES, INC. AND SUBSIDIARY
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                   For the Three Months Ended
                                          September 30,
                                   -------------------------
                                      2002           2001
                                   ----------     ----------
REVENUES
 SW licenses & support             $  112,274     $  119,995
 Consulting services                   33,182         36,268
                                   ----------     ----------

TOTAL REVENUES                     $  145,456     $  156,263
                                   ----------     ----------

COSTS AND EXPENSES:
 Cost of revenues                      94,544         74,908
 Selling, general and administrative   53,303         45,002
 Software development                  25,131         24,146
                                   ----------     ----------
                                      172,978        144,056
                                   ----------     ----------

INCOME (LOSS) FROM OPERATIONS         (27,522)        12,207
                                   ----------     ----------
OTHER INCOME EXPENSE:
 Interest expense                      (3,857)        (6,310)
                                   ----------     ----------
     Total Other Expense               (3,857)        (6,310)
                                   ----------     ----------

NET INCOME (LOSS)                  $  (31,379)    $    5,897
                                   ==========     ==========

BASIC AND DILUTED EARNINGS
  (LOSS) PER SHARE                 $    (0.00)    $     0.00
                                   ==========     ==========

WEIGHTED AVERAGE NUMBER OF
  SHARES USED IN PER SHARE
  CALCULATION                       19,935,205     19,065,092
                                    ==========     ==========


See the accompanying notes to the condensed consolidated financial statements.

                 TENET INFORMATION SERVICES, INC. AND SUBSIDIARY
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                   For the Three Months Ended
                                          September 30,
                                      2002           2001
                                   ----------     ----------


CASH FLOWS FROM OPERATING ACTIVITIES:

 Net income (loss)                 $   (31,379) $     5,897
 Adjustments to reconcile net
   income to net cash used in
   operating activities:
    Depreciation                         2,428        2,301
 Changes in assets and liabilities:

       Accounts receivable, net         (9,073)    (159,591)
       Prepaid expenses                  1,900            -
       Work performed in excess
         of billing                    (28,819)      (9,930)
       Accounts payable                (14,539)      (6,055)
       Accrued expenses                  3,726        2,161
       Deferred revenue                  6,836       63,687
Billings in excess of cost              15,587       98,801
                                    ----------   ----------

    Net cash used in
      operating activities             (53,333)      (2,729)
                                    ----------   ----------

CASH FLOWS FROM INVESTING ACTIVITIES:

 Acquisition of furniture, fixtures and
    equipment                                -       (2,347)
                                    ----------   ----------

    Net cash used by investing
      activities                             -       (2,347)
                                    ----------   ----------

See the accompanying notes to the condensed consolidated financial statements.

                 TENET INFORMATION SERVICES, INC. AND SUBSIDIARY
          CONDENSED CONSOLIDATEAD STATEMENTS OF CASH FLOWS (Continued)
                                   (Unaudited)

                                   For the Three Months Ended
                                            September 30,
                                        2002         2001
                                    ----------   ----------


NET INCREASE (DECREASE) IN CASH      (53,333)         (5,076)

CASH, at beginning of period          78,585          37,022
                                   ---------      ----------
CASH, at end of period             $  25,252      $   31,946
                                   =========      ==========


Supplemental disclosure of cash flow information:

 Cash paid during the period
   for interest                     $  2,950      $    5,781
                                    ========      ==========


See the accompanying notes to condensed consolidated financial statements.

                 TENET INFORMATION SERVICES, INC. AND SUBSIDIARY
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


(1)   Presentation of Interim Financial Statements


The accompanying condensed consolidated financial statements have been prepared by the Company without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading. These financial statements should be read in conjunction with the financial statements and the notes thereto included in the Company's most recent Annual Report on Form 10-K filed on September 30, 2002.

In the opinion of management, these financial statements include all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the Company's consolidated financial position at September 30, 2002 and the results of its operations and its cash flows for the three months ended September 30, 2002 and 2001, respectively. The results of operations for the three-month period ended September 30, 2002 are not necessarily indicative of the results that may be expected for the remainder of the fiscal year ending June 30, 2003.

(2) Basic and Diluted Earnings per Common Share

Basic earnings per common share are computed by dividing net income available to common stockholders by the weighted-average number of common shares outstanding during the period. Diluted earnings per share reflects the potential dilution which could occur if all contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock. A total of 605,000 potentially issuable common shares were excluded from the calculation of diluted loss per common share at September 30, 2002 and 2001 because the effects would be antidilutive.

(3)  Revenue Recognition

The Company recognizes revenue in accordance with the provisions of Statement of Position No. 91-1 Software Revenue Recognition as follows:

Revenues related to the EDNet System consist of sales of software licenses, installation of information systems and related software customization and enhancements. In addition, revenues are generated from annual software support and maintenance. Installation revenues are recognized on the percentage of completion method measured by completion and acceptance of contracted milestones. The asset "work performed in excess of billings" represent costs incurred and revenues earned in excess of billings on uncompleted contracts. The liability "billings in excess of work performed" represents billings in excess of costs incurred and revenue recognized.

Revenues from annual software and maintenance are recognized ratably over the term of each contract. Amounts billed in advance of revenue recognition for software and maintenance are recorded as deferred revenue.

Revenues from consulting services are recognized when the services have been provided.

Item 2 - Management's Discussion and Analysis of Financial
       Condition and Results of Operations.

General

This discussion should be read in conjunction with management's discussion and analysis of financial condition and results of operations included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002.

The Company is engaged in developing and servicing data processing information products used in hospitals. The Company's main product is an emergency department computer system known as EDNet. In addition, the Company also has a consulting group, which conducts efficiency studies in various hospital situations, as well as customizes software solutions to specific hospital requirements.

As of September 30, 2002, the Company had installed its EDNet product to 24 emergency department and urgent care sites. All sites have annual maintenance contracts for continued support and updates. As of September 30, 2002 the Company was in the process of installing EDNet32 upgrades at 5 DOS client sites.

The Consulting division provides consulting support to major hospitals throughout the country. These services consist primarily of cost benefit evaluations, patient classification for nursing, and productivity management for all other departments. Consulting services are charged on a negotiated fee basis. As of September 30, 2002 the Company was providing consulting services to two hospitals.

Results of Operations

For the three months ended September 30, 2002 compared with the three months ended September 30, 2001.

During the three month period ended September 30, 2002, the Company had revenues of $145,456, which represented a 7% decrease from $156,263 for the corresponding period of the prior fiscal year. The sales consisted of EDNet license and support $112,274 (77%), and consulting $33,182 (23%), compared with $119,995
(77%), and $36,268 (23%), respectively, for the corresponding period of the prior fiscal year.

Cost of revenues increased 26% to $94,544 for the three month period ended September 30, 2002 from $74,908 for the corresponding period of the prior year. This increase was directly related to putting more company resources into customer support activities.

Selling, general, and administrative expense increased 18% to $53,303 for the three-month period ended September 30, 2002 from $45,002 for the corresponding period of the previous fiscal year. This increase is primarily due to more management resources being devoted to the sales process for the EDNet product line.

Software development costs increased 4% to $25,131 for the three-month period ended September 30, 2002 from $24,146 for the corresponding period of the prior fiscal year. Development activities are now focused on enhancements to the EDNet software.

The Company had an operating loss of $27,522 for the three-month period ended September 30, 2002 compared with a profit of $12,207 for the corresponding period of the previous year. The lower operating profit reflects the Company's lower revenues as well as higher costs incurred in expanding the sales effort and strengthening the customer support function.

Interest expense decreased to $3,857 for the three-month period ended September 30, 2002 from $6,310 for the corresponding period of the prior year. This decline resulted from a reduction in debt levels from the prior year.

The Company had a net loss of $31,379 or $(0.00) per share for the three month period ended September 30, 2002 compared with a net income of $5,897 or $0.00 per share for the corresponding period of the prior year.

Liquidity and Capital Resources

The Company's primary needs for capital are to fund an increased sales effort and to stay current on its continuing product development. For the three months ended September 30, 2002, net cash used in operating activities was $53,333 as compared to net cash used in operations of $2,729 for corresponding period of the prior year. The Company has sufficient capital for its current operations. However, in order to significantly expand sales, the Company will require additional cash from borrowing or a private placement. At September 30, 2002, the company had total assets of $201,789 and shareholders deficit of $247,198 compared to total assets of $221,558 and shareholders deficit of $215,819 at June 30, 2002, the Company's last fiscal year end. The 9% decrease in assets is primarily the result of a decrease in cash and the increase in work performed in excess of billings. The change in shareholders' deficit is primarily the result of the operating loss for the quarter. The Company did not capitalize any software development costs during the three months ended September 30, 2002.

At September 30, 2002 the Company had a working capital deficit of $267,382 as compared to a working capital deficit of $298,341 at September 30, 2001, an improvement of 10%.

Inflation has not had a significant impact on the Company's operations.

ITEM 3: CONTROLS AND PROCEDURES

(a) Evaluation of disclosure controls and procedures. The Company maintains controls and procedures designed to ensure that information required to be disclosed in the reports that the Company files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Based upon their evaluation of those controls and procedures performed within 90 days of the filing date of this report, the chief executive officer and the principal financial officer of the Company concluded that the Company's disclosure controls and procedures were adequate.

(b) Changes in internal controls. The Company made no significant changes in its internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation of those controls by the chief executive officer and principal financial officer.


PART II   OTHER INFORMATION

Item 1.   Litigation                              N/A
Item 2.   Changes in Securities                   N/A
Item 3.   Defaults Upon Senior Securities         N/A
Item 4.   Submission of Matters to Vote of
             Security Holders                     N/A
Item 5.   Other Information                       N/A
Item 6.   Exhibits and Reports on Form 8-K

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: November 11, 2002     TENET INFORMATION
                             SERVICES, INC.


                             /s/Jerald L. Nelson
                             Chairman of the Board of Directors
                             Jerald L. Nelson

                                  Attachment A

                      Form of Certification for Form 10-QSB


                                 CERTIFICATIONS*

I, Frank C. Overfelt, certify that:

     1. I have reviewed this quarterly report on Form 10-QSB Tenet Information Services, Inc.

     2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

     3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

     4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

          a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

          b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

          c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5. The registrant's other certifying officers and I have disclosed, base on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

          a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

          b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

      6. The registrant's other certifying officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date:  November 11, 2002


/s/__Frank C. Overfelt_________________
                      Frank C. Overfelt
                      Director, President

I, Jerald L. Nelson, certify that:

     1. I have reviewed this quarterly report on Form 10-QSB Tenet Information Services, Inc.

     2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

     3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

     4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

          a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

          b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

          c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5. The registrant's other certifying officers and I have disclosed, base on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

          a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

          b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

      6. The registrant's other certifying officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date:  November 11, 2002


/s/  Jerald L. Nelson_______________________
                       Jerald L. Nelson
                     Corporate Treasurer,
                     Chairman of the Board

                                   EXHIBIT F

                       TENET INFORMATION SERVICES, INC.
                        QUARTERLY REPORT ON FORM 10-QSB
                  FOR THE FISCAL QUARTER ENDED DECEMBER, 2002



                                     F-1


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-QSB

 (Mark One)
[ x ]     QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934

For the quarterly period ended December 31, 2002

[   ]     TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d)
     OF THE SECURITIES EXCHANGE ACT OF 1934

     For the transition period from ____________ to _____________

                               Commission File No.
                                     0-18113

                        TENET INFORMATION SERVICES, INC.
                        --------------------------------
        (Exact name of small business issuer as specified in its charter)

            UTAH                                    87-0405405
            ----                                    ----------
(State or other jurisdiction                     (I.R.S. Employer
of incorporation or organization)               Identification No.)

                               53 West 9000 South
                               Sandy, Utah  84070
                               ------------------
                     (Address of principal executive office)

                                 (801) 568-0899
                                 --------------
                           (Issuer's telephone number)

                                     Changed
                                     -------
   (Former name, former address and former fiscal year, if changed since last report)
                  4885 South 900 East, Salt Lake City, UT 84117


Check whether the Issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
(1)  Yes X    No
(2)  Yes  X      No___

The Company had 19,336,205 shares of common stock outstanding at February 5,
2003




                        Tenet Information Services, Inc.

                                TABLE OF CONTENTS


PART I    FINANCIAL INFORMATION


Item 1.   Financial Statements (Unaudited)

          Condensed consolidated balance sheet as of
          December 31, 2002                                        1

          Condensed consolidated statements of operations
          for the three months ended December 31, 2002 and 2001    3

          Condensed consolidated statements of operations for
          the six months ended December 31, 2002 and 2001          4

          Condensed consolidated statements of cash flows for
          the six months ended December 31, 2002 and 2001          5

          Notes to condensed consolidated financial statements     6


Item 2.   Management's Discussion and Analysis of
          Financial Condition and Results of Operations            8

PART II   OTHER INFORMATION

Item 6.   Exhibits and Reports on Form 8-K                        12


SIGNATURES                                                        13




                         PART I - FINANCIAL INFORMATION

ITEM I - Financial Statements

                 TENET INFORMATION SERVICES, INC. AND SUBSIDIARY
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                   (Unaudited)

                                     ASSETS

                                              December 31, 2002
                                              -----------------
CURRENT ASSETS:
 Cash                                             $   10,569
 Accounts receivable, net of allowance for
    doubtful accounts of $7,500                      117,431
 Work performed in excess of billings                 14,925
    Total current assets                             142,925

                                                  ----------




FURNITURE, FIXTURES AND EQUIPMENT                    135,259
 Less accumulated depreciation and
    amortization                                    (117,598)
                                                  ----------

                                                      17,661
                                                  ----------

OTHER ASSETS, net                                      3,575
                                                  ----------

TOTAL ASSETS                                      $  164,161
                                                  ==========


 See the accompanying notes to the condensed consolidated financial statements.

                 TENET INFORMATION SERVICES, INC. AND SUSIDIARY
                CONDENSED CONSOLIDATED BALANCE SHEET (Continued)
                                   (Unaudited)



                      LIABILITIES AND SHAREHOLDERS' DEFICIT

                                              December 31, 2002
                                              -----------------

CURRENT LIABILITIES:
 Accounts payable                                 $   148,122
 Accrued expenses                                      81,168
 Accrued interest                                       8,460
 Amounts due to related parties                        47,596
 Deferred revenue                                     122,891
 Billings in excess of costs                           51,140
                                                  -----------
    Total current liabilities                         459,377
                                                  -----------

SHAREHOLDERS' DEFICIT:
 Common stock, $.001 par value;
    100,000,000 shares authorized;
    19,336,205 shares outstanding                     19,336
 Additional paid-in capital                        4,853,896
 Warrants outstanding                                      -
 Accumulated deficit                              (5,168,448)
                                                  -----------
    Total shareholders' deficit                     (295,216)
                                                  -----------

Total Liabilities and Shareholders Deficit        $  164,161
                                                  ==========




 See the accompanying notes to the condensed consolidated financial statements.

                 TENET INFORMATION SERVICES, INC. AND SUBSIDIARY
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                    For the Three Months Ended
                                            December 31
                                       2002           2001
                                   -----------    -----------

REVENUES                           $   200,973    $   189,601

COSTS AND EXPENSES:
 Cost of revenues                      116,795        111,012
 Selling, general and
  administrative                       106,217         39,416
 Software development                   21,675         29,213
                                   -----------    -----------
                                       244,687        179,650
                                   -----------    -----------

INCOME (LOSS) FROM OPERATIONS          (43,714)         9,951
                                   -----------    -----------

OTHER INCOME (EXPENSE):
 Interest expense                       (4,304)        (4,894)
 Miscellaneous income                        -          -
                                   -----------    -----------
    Other expense, net                  (4,304)        (4,894)
                                   -----------    -----------

NET INCOME (LOSS) before
   Extraordinary item                  (48,018)         5,057
                                   -----------    -----------

Extraordinary Item
  Gain on forgiveness of debt
   (Net of $0 tax effect)                    -         21,625
                                   -----------    -----------

NET INCOME (LOSS)                      (48,018)        26,682
                                   -----------    -----------

BASIC AND DILUTED EARNINGS
 (LOSS) PER SHARE
    Operations                     $     (0.00)   $      0.00
    Extraordinary item                    0.00           0.00
                                   -----------    -----------

    Total Basic and Diluted
       Earnings (Loss) Per Share   $     (0.00)   $      0.00
                                   ===========    ===========
WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES USED IN PER
  CALCULATION                       19,336,205     19,065,892
                                   ===========    ===========

 See the accompanying notes to the condensed consolidated financial statements.

                 TENET INFORMATION SERVICES, INC. AND SUBSIDIARY
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)




                                   For the Six Months Ended
                                           December 31
                                      2002           2001
                                   -----------    -----------

REVENUES                           $   346,429    $   345,864

COSTS AND EXPENSES:
 Cost of revenues                      211,339        185,929
 Selling, general and administrative   159,520         84,418
 Software development                   46,806         53,359
                                   -----------    -----------
                                       417,665        323,706
                                   -----------    -----------

GAIN (LOSS) FROM OPERATIONS            (71,236)        22,158
                                   -----------    -----------

OTHER INCOME (EXPENSE):
 Interest expense                       (8,161)       (11,204)
 Misc income                                 -              -
                                   -----------    -----------

   Other expense, net                   (8,161)       (11,204)
                                   -----------    -----------

NET INCOME (LOSS) before
   Extraordinary item                  (79,397)        10,954

EXTRAORDINARY ITEM
  Gain on forgiveness of debt                -         21,625
    (net of $0 tax effect)
                                   -----------    -----------

NET INCOME (LOSS)                      (79,397)        32,579

BASIC AND DILUTED EARNINGS
 (LOSS) PER SHARE
    Operations                     $     (0.00)   $      0.00
    Extraordinary item                    0.00           0.00
                                   -----------    -----------

    Total Basic and Diluted
       Earnings (Loss) Per Share   $     (0.00)   $      0.00

WEIGHTED AVERAGE NUMBER OF         ===========    ===========
  COMMON SHARES USED IN PER
  CALCULATION                       19,336,205     19,065,892
                                   ===========    ===========


 See the accompanying notes to the condensed consolidated financial statements.

                 TENET INFORMATION SERVICES, INC. AND SUBSIDIARY
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                For the Six Months Ended
                                                     December 31,
                                                  2002           2001
                                               -----------    -----------


CASH FLOWS FROM OPERATING ACTIVITIES:

 Net income (loss)                             $   (79,397)   $    32,579
 Adjustments to reconcile net
   loss to net cash (used in) provided
   by operating activities:
    Depreciation                                     4,711          4,600
    Gain on forgiveness of debt                          -        (21,625)
    Changes in assets and liabilities
       Accounts receivable, net                    (22,001)       (39,754)
       Prepaid Expenses                              4,400              -
       Accounts payable                            (30,145)       (27,135)
       Accrued expenses and interest                 9,908        (24,525)
       Deferred revenues                           (30,708)         1,708
       Work performed in excess
         of billings                                 5,706          2,405
       Billings in excess of earned
         revenue                                    12,655         87,337
                                               -----------    -----------

    Net cash from operating activities             (64,581)        15,590
                                               -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:

    Acquisition of furniture,
      fixtures and equipment                        (3,435)        (4,946)
                                               -----------    -----------

    Net cash from investing activities              (3,435)        (4,946)
                                               -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES
 Payments on notes payable                     $         -    $    (5,000)
 Advances from related parties                           -            841
                                               -----------    -----------

 Net cash from financing activities                      -         (4,159)
                                               -----------    -----------


NET INCREASE (DECREASE) IN CASH                $   (68,016)         6,485

CASH, at beginning of period                        78,585         37,022
                                               -----------    -----------

CASH, at end of period                         $    10,569    $    43,507
                                               ===========    ===========

Supplemental disclosure of cash flow information:

 Cash paid during the period for interest      $     6,066    $     5,467
                                               ===========    ===========

See the accompanying notes to the condensed consolidated financial statements.

                 TENET INFORMATION SERVICES, INC. AND SUBSIDIARY
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - INTERIM FINANCIAL STATEMENTS

The accompanying financial statements have been prepared by Tenet Information Services, Inc. and Subsidiary (the Company) and are unaudited. In the opinion of management, the accompanying unaudited financial statements contain all necessary adjustments for fair presentation, consisting of normal recurring adjustments except as disclosed herein.

The accompanying unaudited interim financial statements have been condensed pursuant to the rules and regulations of the Securities and Exchange Commission; therefore, certain information and disclosures generally included in financial statements have been omitted. These financial statements should be read in connection with the Company's annual financial statements included in the Company's annual report on Form 10-KSB as of June 30, 2002. The financial position and results of operations of the interim periods presented are not necessarily indicative of the results to be expected for the year ended June 30, 2003

NOTE 2 - BASIC AND DILUTED EARNINGS PER COMMON SHARE

Basic earnings per common share are computed by dividing net income available to common stockholders by the weighted-average number of common shares outstanding during the period. Diluted earnings per share reflects the potential dilution which could occur if all contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock. A total of 605,000 potentially issuable common shares were excluded from the calculation of diluted earnings (loss) per common share at December 31, 2002 and 2001, because the effects would be anti-dilutive.

NOTE 3 - REVENUE RECOGNITION ON LONG TERM SOFTWARE CONTRACTS

Revenues from long-term software installations are recognized on the percentage of completion method, measured by the percentage of costs incurred to date to total estimated costs for each contract.

Contract costs include all direct material, labor and subcontract costs and those indirect costs relating to contract performance. General and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are recognized in the period in which such losses are determined. Changes in job performance, job conditions and estimated profitability, including those arising from contract penalty provisions, and final contract settlements may result in revisions to revenues and costs and are recognized in the period in which the revisions are determined. An amount equal to contract costs attributable to claims is included in revenues when realization is probable and the amount can be reliably estimated.

The asset, work performed in excess of billings, represents costs incurred and revenues earned in excess of amounts billed. The liability, Billings in excess of costs, represents billings in excess of costs incurred and revenue recognized. Contract retentions are included in accounts receivable.

NOTE 4 - EXTRAORDINARY ITEM

On November 1, 2001, Tenet completed negotiations with a creditor for settlement of a $25,000 note, which was due in two payments of $12,500 on December 31, 2000 and December 31, 2001, respectively. The creditor accepted a one-time $5,000 payment as payment in full of all obligations of the note. This negotiated settlement will result is a one-time extra-ordinary gain of $20,000 plus accrued interest of $1,625 during the quarter ended December 31, 2001.
Item 2:  Management's Discussion and Analysis or Plan of Operation

General

This discussion should be read in conjunction with management's discussion and analysis of financial condition and results of operations included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002

The Company is engaged in developing and servicing data processing information products used in hospitals. The Company's main product is an emergency department computer system known as EDNet. In addition, the Company also has a consulting practice which specializes in methods and systems improvements, productivity measurement, cost identification and organizational analysis for all inpatient and outpatient hospital departments, as well as customized software solutions for specific hospital departmental requirements.

As of December 31, 2002, the Company had installed its EDNet product to 24 emergency department and urgent care sites. All sites have annual maintenance contracts for continued support and updates. As of December 31, 2002 the Company was in the process of installing EDNet upgrades at 6 client sites and has received a purchase order from an existing client to install the product at two of their additional sites.

Results of Operations

For the three months ended December 31, 2002 compared with the three months ended December 31, 2001.

During the three-month period ended December 31, 2002, the Company had revenues of $200,973 which represented a 6 percent increase from $189,601 for the corresponding period of the prior fiscal year. The 2002 sales consisted of:

            3-months  % of    3-months     % of    Change in   % Change
             ended    sales     ended     sales      sales     of sales
            12/31/02          12/31/01
            --------  ------  --------    ------   ---------   --------
Emergency   $106,213    53%   $160,565       85%    $(54,352)    (34)%

Consulting  $ 94,760    47%   $ 29,036       15%    $ 65,724      227%
            --------  ------  --------    ------   ---------   --------
            $200,973   100%   $189,601      100%    $ 11,372       6%
            ========  ======  ========    ======   =========   ========

Consulting revenue reflects a new consulting contract with a major hospital as well as follow-on work from an existing client. Emergency Department revenues were weaker due to temporary delays in completing client upgrade work.

Cost of revenues increased 5% to $116,795 for the three-month period ended December 31, 2002 from $111,021 for the corresponding period of the prior fiscal year. The increased sales level required higher costs but the gross margin improved to 42%, in line with historical averages.

Selling, general, and administrative expenses increased 169% to $106,217 for the three-month period ended December 31, 2002 from $39,416 for the corresponding period of the previous fiscal year. This increase reflects higher employment levels and audit related expenses.

Software development costs decreased 26% to $21,675 for the three-month period ended December 31, 2002 from $29,213 for the corresponding period of the prior fiscal year. Development activities are now focused on enhancements to the EDNet product.

The Company had a net operating loss of $(43,714) for the three-month period ended December 31, 2002 compared with an operating net profit of $9,951 for the corresponding period of the previous year. This decline is associated with additional costs and expenses preparing for sales growth.

Interest expense decreased to $4,304 for the three-month period ended December 31, 2001 compared to $4,894 during the prior fiscal year.

The Company's net loss of $48,018 or $(0.00) per share for the three-month period ended December 31, 2002 compared with net income of $26,682 or $0.00 per share for the corresponding period of the previous fiscal year. The net loss for the quarter is a result of the higher expense levels.

For the six months ended December 31, 2001 compared with the six months ended December 31, 2000.

During the six month period ended December 31, 2002, the Company had revenues of $346,429, which represented a 0% increase from $345,864 for the corresponding period of the prior fiscal year. The 2002 sales consisted of:

             6-month           6-month
              ended     % of    ended      % of    Change in      %
            12/31/02   sales   12/31/01    sales     sales      Change
            --------  ------  --------    ------   ---------   --------

Emergency   $218,488    63%   $280,560      81%    $(62,072)      22%

Consulting  $127,941    37%   $ 65,304      19%    $ 62,637       96%
            --------  ------  --------    ------   --------    --------

            $346,429   100%   $345,864     100%    $    565       0%
            ========  ======  ========    ======   ========    ========

While sales were essentially flat, increases in consulting revenue offset the reduction in software activity.

Cost of revenues increased 14% to $211,339 for the six-month period ended December 31, 2002 compared to $185,929 for the corresponding period of the prior fiscal year. The gross margin decreased from 46% of sales to 39% in 2002. The lower margins reflect a higher mix of consulting revenues which are typically more labor intensive than software.

Selling, general, and administrative expenses increased 89% to $159,520 for the six-month period ended December 31, 2002 from $84,418 for the corresponding period of the previous fiscal year. This increase reflects higher employment levels.

Software development expenses decreased 12% to $46,806 for the six-month period ended December 31, 2002 from $53,359 for the corresponding period of the prior fiscal year. Development efforts are now focused on product enhancements to meet customer requirements.

The Company had an operating loss of ($71,236) for the six-month period ended December 31, 2002 compared with an operating income of $22,158 for the corresponding period of the previous year. Increased SG&A expense levels contributed to the increase.

Interest expense decreased to $8,161 for the six-month period ended December 31,
2002  from  $11,204  for the corresponding period of the prior  year.   Interest
expense decreased due to reduction of debt.

Liquidity and Capital Resources

The  Company's primary needs for capital are to fund an increased  sales  effort
and  to  keep  the software products current in the marketplace.   For  the  six
months ended December 31, 2002 operating activities used $64,581 in cash as compared to those same activities providing $15,591 in the six months ended December 31, 2001. The Company has sufficient capital for its current operations. However, in order to significantly expand sales, the Company may require additional cash from an external source. At December 31, 2002 the
Company had total assets of $164,161 and shareholders' deficit of ($295,216) compared to total assets of $221,558 and shareholders' deficit of ($215,819) at June 30, 2002, the Company's last fiscal year end. The decrease in assets is primarily due to an 87% decrease in cash. The increase in shareholders equity is primarily the result of operating losses resulting from higher expense levels in the last six months. The Company did not capitalize any software development costs during the six months ended December 31, 2002 nor did it capitalize any such costs during the prior year.

The Company's cash position decreased 87% during the six month period ended December 31, 2002 to $10,569 down from $78,585 as of June 30, 2002. The Company's working capital deficit was $316,452 at December 31, 2002 as compared to $215,819 at June 30, 2002.

Inflation has not had a significant impact on the Company's operations.

Item 3: Controls and Procedures

(a) Evaluation of disclosure controls and procedures. The Company maintains controls and procedures designed to ensure that information required to be disclosed in the reports that the Company files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Based upon their evaluation of those controls and procedures performed within 90 days of the filing date of this report, the chief executive officer and the principal financial officer of the Company concluded that the Company's disclosure controls and procedures were adequate.

(b) Changes in internal controls. The Company made no significant changes in its internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation of those controls by the chief executive officer and principal financial officer.


PART II   OTHER INFORMATION

Item 6.   Exhibits and Reports on Form 8-K

     99    Certification under Section 906 of the Sarbanes-Oxley Act
                (18 U.S.C. Section 1350)




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 18, 2003     TENET INFORMATION
                             SERVICES, INC.



                             /s/ Jerald L. Nelson
                             ------------------------
                             Jerald L. Nelson
                             Chairman of the Board of Directors




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 18, 2003     TENET INFORMATION
                             SERVICES, INC.


                             /s/ Jerald L. Nelson
                             _______________________
                             Jerald L. Nelson
                             Chairman of the Board of Directors
                             Attachment A





                 Form of Certification for Form 10-QSB

                            CERTIFICATIONS*

I, Frank C. Overfelt, certify that:

     1. I have reviewed this quarterly report on Form 10-QSB of Tenet Information Services, Inc.;

     2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

     3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

     4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

          a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

          b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

          c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5. The registrant's other certifying officers and I have disclosed, base on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

          a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

          b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

     6. The registrant's other certifying officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date:  February 18, 2003


/s/ Frank C. Overfelt
_____________________________________
Frank C. Overfelt
Director, President




                             Attachment A

                 Form of Certification for Form 10-QSB

                            CERTIFICATIONS*

I, Jerald Nelson, certify that:

     1. I have reviewed this quarterly report on Form 10-QSB of Tenet Information Services, Inc.;

     2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

     3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

     4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

          a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

          b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

          c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5. The registrant's other certifying officers and I have disclosed, base on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

          a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

          b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

     6. The registrant's other certifying officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date:  February 18, 2003


/s/ Jerald Nelson
_____________________________________
Jerald Nelson
Corporate Treasurer,
Chairman of the Board

                                   EXHIBIT G

                       TENET INFORMATION SERVICES, INC.
                        QUARTERLY REPORT ON FORM 10-QSB
                  FOR THE FISCAL QUARTER ENDED MARCH 31, 2003


                                     G-1



                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-QSB

 (Mark One)
[ x ]     QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934

For the quarterly period ended  March 31, 2003

[   ]     TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d)
     OF THE SECURITIES EXCHANGE ACT OF 1934

     For the transition period from ____________ to _____________

                               Commission File No.
                                     0-18113

                        TENET INFORMATION SERVICES, INC.
                        --------------------------------
        (Exact name of small business issuer as specified in its charter)

               UTAH                                       87-0405405
               ----                                       ----------
(State or other jurisdiction                            (I.R.S. Employer
of incorporation or organization)                      Identification No.)

                               53 West 9000 South
                               Sandy, Utah  84070
                               ------------------
                     (Address of principal executive office)

                                 (801) 568-0899
                                 --------------
                           (Issuer's telephone number)


Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the proceeding 12 months and (2) has been subject to such filing requirements
for the past 90 days.   Yes   X   No ____

The Company had 19,336,205 shares of common stock outstanding at May 15, 2003

                        Tenet Information Services, Inc.

                                TABLE OF CONTENTS


PART I    FINANCIAL INFORMATION


Item 1.   Financial Statements (Unaudited)

     Condensed consolidated balance sheet as of March 31, 2003       1

     Condensed consolidated statements of operations for the
     three months ended March 31, 2003 and 2002                      3

     Condensed consolidated statements of operations for the
     nine months ended March 31, 2003 and 2002                       4

     Condensed consolidated statements of cash flows for the
     nine months ended March 31, 2003 and 2002                       5

     Notes to condensed consolidated financial statements            7


Item 2.   Management's discussion and analysis of
          financial condition and results of operations              9

Item 3.   Controls and procedures                                   12

PART II   OTHER INFORMATION


Item 6.   Exhibits and Reports on Form 8-K                          12



SIGNATURES                                                          13

                         PART I - FINANCIAL INFORMATION

ITEM I - Financial Statements

                 TENET INFORMATION SERVICES, INC. AND SUBSIDIARY
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                   (Unaudited)

                                     ASSETS

                                                            March 31, 2003
--------------------------------------------------------------------------

CURRENT ASSETS:
 Cash                                                         $   116,265
 Accounts receivable, net of allowance for
    doubtful accounts of $7,500                                   138,236
 Work performed in excess of billings                              42,216
--------------------------------------------------------------------------
    Total current assets                                          296,717
--------------------------------------------------------------------------



FURNITURE, FIXTURES AND EQUIPMENT                                 136,058
 Less accumulated depreciation and
    amortization                                                 (120,031)
--------------------------------------------------------------------------
                                                                   16,027
--------------------------------------------------------------------------


OTHER ASSETS, net                                                   3,575
--------------------------------------------------------------------------

Total Assets                                                  $   316,319
==========================================================================



See the accompanying notes to condensed consolidated financial statements.

                                        1


                 TENET INFORMATION SERVICES, INC. AND SUSIDIARY
                CONDENSED CONSOLIDATED BALANCE SHEET (Continued)
                                   (Unaudited)



                      LIABILITIES AND SHAREHOLDERS' DEFICIT

                                                            March 31, 2003
--------------------------------------------------------------------------

CURRENT LIABILITIES:
 Accounts payable                                             $   149,306
 Accrued expenses                                                  83,365
 Accrued interest                                                  10,649
 Amounts due related parties                                       48,071
 Deferred revenue                                                 132,325
 Billings in excess of costs                                      106,635
--------------------------------------------------------------------------
    Total current liabilities                                     530,351
--------------------------------------------------------------------------

SHAREHOLDERS' DEFICIT:
 Common stock, $.001 par value;
    100,000,000 shares authorized;
    19,336,205 shares outstanding                                  19,336
 Additional paid-in capital                                     4,853,896
 Accumulated deficit                                           (5,087,264)
--------------------------------------------------------------------------
    Total shareholders' deficit                                  (214,032)
--------------------------------------------------------------------------

Total liabilities and shareholders' deficit                   $   316,319
==========================================================================



See the accompanying notes to condensed consolidated financial statements.

                                        2




                 TENET INFORMATION SERVICES, INC. AND SUBSIDIARY
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                For the Three Months Ended
                                                         March 31,
                                                --------------------------
                                                   2003           2002
--------------------------------------------------------------------------

REVENUES                                        $  316,632     $  207,155
--------------------------------------------------------------------------

COSTS AND EXPENSES:
 Cost of revenues                                  143,663         93,677
 Selling, general and administrative                44,687         34,151
 Software development                               41,448         25,606
--------------------------------------------------------------------------
    Total costs and expenses                       229,798        153,434
--------------------------------------------------------------------------

INCOME FROM OPERATIONS                              86,834         53,721
--------------------------------------------------------------------------

OTHER INCOME (EXPENSE):
 Interest expense                                   (5,650)        (3,796)
 Interest income                                         -             87
--------------------------------------------------------------------------
    Other expense, net                              (5,650)        (3,709)
--------------------------------------------------------------------------


NET INCOME                                      $   81,184     $   50,012
==========================================================================

BASIC AND DILUTED INCOME PER SHARE              $     0.00     $     0.00
==========================================================================

WEIGHTED AVERAGE NUMBER OF
 COMMON SHARES USED IN PER SHARE
 CALCULATION                                    19,336,205     19,065,892
==========================================================================




See the accompanying notes to condensed consolidated financial statements.

                                        3



                 TENET INFORMATION SERVICES, INC. AND SUBSIDIARY
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                For the Nine Months Ended
                                                         March 31
                                                --------------------------
                                                   2003           2002
--------------------------------------------------------------------------

REVENUES                                        $  663,061     $  553,019
--------------------------------------------------------------------------

COSTS AND EXPENSES:
 Cost of revenues                                  355,002        279,606
 Selling, general and administrative               204,207        118,569
 Software development                               88,254         78,965
--------------------------------------------------------------------------
    Total costs and expenses                       647,463        477,140
--------------------------------------------------------------------------

INCOME FROM OPERATIONS                              15,598         75,879

OTHER INCOME (EXPENSE):
 Interest expense                                  (13,811)       (15,334)
 Interest income                                         -            421
--------------------------------------------------------------------------
    Other expense, net                             (13,811)       (14,913)
--------------------------------------------------------------------------


INCOME before extraordinary item                     1,787         60,966
--------------------------------------------------------------------------

Extraordinary item                                       -         21,625
--------------------------------------------------------------------------

Net Income                                      $    1,787     $   82,591
==========================================================================

BASIC AND DILUTED INCOME PER SHARE              $     0.00     $     0.00
==========================================================================

WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES USED IN PER SHARE
  CALCULATION                                   19,336,205     19,065,892
==========================================================================


   See the accompanying notes to condensed consolidated financial statements.

                                        4



                 TENET INFORMATION SERVICES, INC. AND SUBSIDIARY
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                 For the Nine Months Ended
                                                          March 31,
                                                 -------------------------
                                                    2003          2002
--------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:

 Net income                                      $     1,787    $  82,591
 Adjustments to reconcile net
   loss to net cash (used in) provided
   by operating activities
    Depreciation                                       7,144        7,343
    Gain on forgiveness of debt                            -      (21,625)
    Changes in assets and liabilities
      Deposits & prepaid expenses                      4,400            -
      Accounts receivable, net                       (42,806)     (45,126)
      Work performed in excess of
       billings                                      (21,585)      17,775
      Accrued salaries & benefits                     13,374            -
      Accounts payable                                31,329      (17,861)
      Accrued expenses                                     -      (27,351)
      Deferred revenue                               (21,274)      17,479
      Billings in excess of costs                     68,150        9,704
      Amounts due related parties                      1,395        1,278
--------------------------------------------------------------------------
     Net cash provided by
      operating activities                            41,914       24,207
--------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:

    Acquisition of furniture, fixtures
      and equipment                                   (4,234)     (15,450)
--------------------------------------------------------------------------
     Net cash used in investing
      activities                                      (4,234)     (15,450)
--------------------------------------------------------------------------


See the accompanying notes to condensed consolidated financial statements.

                                        5


                 TENET INFORMATION SERVICES, INC. AND SUBSIDIARY
          CONDENSED CONSOLIDATEAD STATEMENTS OF CASH FLOWS (Continued)
                                   (Unaudited)


                                                 For the Nine Months Ended
                                                          March 31,
                                                 -------------------------
                                                    2003          2002
--------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:

 Principal payments on short-term debt                     -       (5,000)
--------------------------------------------------------------------------
    Net cash used in financing
      activities                                           -       (5,000)
--------------------------------------------------------------------------

INCREASE IN CASH                                      37,680        3,757

CASH, at beginning of period                          78,585       37,022
--------------------------------------------------------------------------

CASH, at end of period                           $   116,265    $  40,779
==========================================================================



Supplemental disclosure of cash flow information:

 Cash paid during the period
    for interest                                 $     3,316    $   5,468
==========================================================================



See the accompanying notes to condensed consolidated financial statements.

                                        6



                 TENET INFORMATION SERVICES, INC. AND SUBSIDIARY
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

NOTE 1 - INTERIM FINANCIAL STATEMENTS

The accompanying financial statements have been prepared by Tenet Information Services, Inc. and Subsidiary (the Company) and are unaudited. In the opinion of management, the accompanying unaudited financial statements contain all necessary adjustments for fair presentation, consisting of normal recurring adjustments except as disclosed herein.

The accompanying unaudited interim financial statements have been condensed pursuant to the rules and regulations of the Securities and Exchange Commission; therefore, certain information and disclosures generally included in financial statements have been omitted. These financial statements should be read in connection with the Company's annual financial statements included in the Company's annual report on Form 10-KSB as of June 30, 2002. The financial position and results of operations of the interim periods presented are not necessarily indicative of the results to be expected for the year ended June 30, 2003.

NOTE 2 - BASIC AND DILUTED EARNINGS PER COMMON SHARE

Basic earnings per common share are computed by dividing net income available to common stockholders by the weighted-average number of common shares outstanding during the period. Diluted earnings per share reflects the potential dilution which could occur if all contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock. A total of 605,000 potentially issuable common shares were excluded from the calculation of diluted earnings (loss) per common share at March 31, 2003 and 2002, because the effects would be anti-dilutive.

NOTE 3 - REVENUE RECOGNITION ON LONG TERM SOFTWARE CONTRACTS

Revenues from long-term software installations are recognized on the percentage of completion method, measured by the percentage of costs incurred to date to total estimated costs for each contract.

Contract costs include all direct material, labor and subcontract costs and those indirect costs relating to contract performance. General and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are recognized in the period in which such losses are determined. Changes in job performance, job conditions and estimated profitability, including those arising from contract penalty provisions, and final contract settlements may result in revisions to revenues


                                        7


and costs and are recognized in the period in which the revisions are determined. An amount equal to contract costs attributable to claims is included in revenues when realization is probable and the amount can be reliably estimated.

The asset, work performed in excess of billings, represents costs incurred and revenues earned in excess of amounts billed. The liability, Billings in excess of costs, represents billings in excess of costs incurred and revenue recognized. Contract retentions are included in accounts receivable.


                                        8


Item 2 - Management's Discussion and Analysis of Financial
       Condition and Results of Operations.

General

This discussion should be read in conjunction with management's discussion and analysis of financial condition and results of operations included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002.

The Company is engaged in developing and servicing data processing information products used in hospitals. The Company's main product is an emergency department computer system known as EDNet. In addition, the Company also has a consulting practice which specializes in methods and systems improvements, productivity measurement, cost identification and organizational analysis for all inpatient and outpatient hospital departments, as well as customized software solutions for specific hospital departmental requirements.

As of March 31, 2003, the Company has installed its EDNet product in 24 clients, 19 of which have been upgraded to the EDNet Windows version. In addition, the Company is in the process of upgrading 5 additional current clients. Based on a request from a current client, a new product, named ARCNet, was developed for use in same day surgery and ambulatory care departments. ARCNet was installed at that client site and the product has received interest from other clients. All products/clients have annual maintenance contracts for continued support and updates.

The Consulting division provides consulting support to major hospitals throughout the country. These services consist primarily of cost benefit evaluations, patient classification for nursing, and productivity management for all other departments. Consulting services are charged on a negotiated fee basis.

Results of Operations

For the three months ended March 31, 2003 compared with the three months ended March 31, 2002.

During the three-month period ended March 31, 2003, the Company had revenues of $316,632, which represented a 53% increase from $207,155 for the corresponding period of the prior fiscal year. The 2003 sales consisted of:


                    3-month                3-month
                     ended      % of        ended       % of     Change in
                    3/31/03     sales      3/31/02      sales      sales      % Change
--------------------------------------------------------------------------------------

Emergency         $ 180,349       57%     $  64,048      31%     $ 116,301      182%
Consulting        $ 136,283       43%     $ 143,107      69%     $  (6,824)      (5%)
--------------------------------------------------------------------------------------
                  $ 316,632      100%     $ 207,155     100%     $ 109,477       53%
======================================================================================


                                        9


The increase in revenue resulted from upgrading software projects and new installations at customer sites.

Cost of revenues increased 53% to $143,663 for the three-month period ended March 31, 2003 from $93,677 for the corresponding period of the prior fiscal year.

Selling, general, and administrative costs increased 31% to $44,687 for the three-month period ended March 31, 2003 from $34,151 for the corresponding period of the previous fiscal year. Software development costs increased 62% to $41,448 for the three-month period ended March 31, 2003 from $25,606 for the corresponding period of the prior fiscal year. The company has elected not to capitalize any of its development expenses. The increases in selling, general and administrative costs and software development costs results from a reallocation of resources.

The Company had $86,834 of income from operations for the three-month period ended March 31, 2003 compared with $53,721 of income from operations for the corresponding period of the previous year. This increase in income from operations was the result of increased sales.

Interest expense increased to $5,650 for the three-month period ended March 31, 2003 from $3,796 for the corresponding period of the prior year.

The Company's net income per share was $0.00 as compared to $0.00 for corresponding period of the previous year.


For the nine months ended March 31, 2003 compared with the nine months ended March 31, 2002.

During the nine month period ended March 31, 2003 the Company had revenues of $663,061 which represents a 20% increase from $553,019 for the corresponding period of the prior fiscal year. The 2003 sales consisted of:


                    9-month                9-month
                     ended      % of        ended       % of     Change in
                    3/31/03     sales      3/31/02      sales      sales     % Change
--------------------------------------------------------------------------------------

Emergency         $ 377,738      57%     $ 344,608       62%     $  33,130      10%
Consulting        $ 285,323      43%     $ 208,411       38%     $  76,912      37%
--------------------------------------------------------------------------------------
                  $ 663,061     100%     $ 553,019      100%     $ 110,042      20%
======================================================================================


This increase in sales was due mainly to the increase in consulting revenues as well as an increase in EDNet upgrades.

Cost of revenues increased 27% to $355,002 for the nine-month period ended March 31, 2003 from $279,606 for the corresponding period of the prior fiscal year.


                                        10


Selling, general, and administrative costs increased 72% to $204,207 for the nine-month period ended March 31, 2003 from $118,569 for the corresponding period of the previous fiscal year. The increase reflects higher personnel costs.

Software development costs increased 12% to $88,254 for the nine-month period ended March 31, 2003 from $78,965 for the corresponding period of the prior fiscal year. Development efforts are now focused on product enhancements to meet customer requirements.

The Company had $15,598 of income from operations for the nine-month period ended March 31, 2003 compared with $75,879 of income from operations for the corresponding period of the previous year.

Interest expense decreased to $13,811 for the nine-month period ended March 31, 2003 from $15,334 for the corresponding period of the prior year. Interest expense was higher for the nine month period ended March 31, 2002 because of interest that was paid with the retirement of debt.

The Company's net income per share was $0.00 as compared to $0.00 for the corresponding period of the previous year.

Liquidity and Capital Resources

The Company's primary needs for capital are to fund an increased sales effort and to keep the software products current in the marketplace. For the nine months ended March 31, 2003 net cash provided by operating activities was $41,914 as compared to those same activities providing $24,207 in the nine months ended March 31, 2002, an increase of $17,707. The Company has sufficient capital for its current operations. However, in order to significantly expand sales, the Company will require additional cash from an external source. At March 31, 2003, the Company had total assets of $316,319 and shareholders'
deficit of ($214,032) compared to total assets of $221,558 and shareholders' deficit of ($215,819) at June 30, 2002, the Company's fiscal year end. The 1% increase in shareholders equity is primarily the result of operations. The company did not capitalize any software costs during the nine months ended March 31, 2003 nor did it capitalize any such costs during the prior year. The Company's cash position increased by $37,680 during the nine-month period ended March 31, 2003 to $116,265 up from $78,585 as of June 30, 2002. The Company had a working capital deficit of ($233,634) at March 31, 2003 as compared to ($238,431) at of June 30, 2002.

Inflation has not had a significant impact on the Company's operations.


                                        11


Item 3 - Controls and Procedures.

Jerald Nelson, our Corporate Treasurer and Chairman of the Board, have concluded that our disclosure controls and procedures are appropriate and effective. He has evaluated these controls and procedures as of a date within 90 days of the filing date of this report on Form 10-QSB. There were no significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



PART II   OTHER INFORMATION

Item 6.   Exhibits and Reports on Form 8-K

     99    Certification under Section 906 of the Sarbanes-Oxley Act
                (18 U.S.C. Section 1350)



                                        12



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 20, 2003          TENET INFORMATION
                             SERVICES, INC.



                             /s/ Jerald L. Nelson
                             --------------------
                             Jerald L. Nelson
                             Chairman of the Board of Directors



                                        13



                                  Attachment A

                      Form of Certification for Form 10-QSB

                                 CERTIFICATIONS*

I, Jerald Nelson, certify that:

               1. I have reviewed this quarterly report on Form 10-QSB of Tenet Information Services, Inc.;

     2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

     3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

     4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

          d) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

          e) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

          f) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5. The registrant's other certifying officers and I have disclosed, base on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

          c) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

          d) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

     6. The registrant's other certifying officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date:  May 20, 2003



/s/ Jerald Nelson
_____________________
Jerald Nelson
Corporate Treasurer,
Chairman of the Board

                                        14